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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-8817
ING Equity Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ (Address of principal executive offices)	85258 (Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2013
Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

May 31, 2013

Classes A, B, C, I, O, R, R6 and W

■  ING Growth Opportunities Fund

■  ING Large Cap Value Fund

■  ING Mid Cap Value Fund

■  ING MidCap Opportunities Fund

■  ING Real Estate Fund

■  ING SmallCap Opportunities Fund

■  ING Value Choice Fund

  E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	18
Report of Independent Registered Public Accounting Firm	20
Statements of Assets and Liabilities	21
Statements of Operations	25
Statements of Changes in Net Assets	27
Financial Highlights	31
Notes to Financial Statements	37
Summary Portfolios of Investments	54
Tax Information	71
Trustee and Officer Information	72
Shareholder Meeting Information	76
Advisory Contract Approval Discussion	80

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

Several years ago, the ING Retirement Center conducted a survey to find out what Americans thought of our private retirement system, i.e., employer-sponsored retirement savings plans. Most people thought individuals should take responsibility for their own retirement security but felt that employers should provide more education about retirement investing as well as more investment choices. Many people also admitted that even though they knew approximately how much money they needed to fund their retirements, they were not saving enough to reach their goals.

On the surface there seems to be a misalignment of actions and self-interest: the clear recognition that you need to save more and the acknowledgment that you’re not doing it. Yet, we believe there is an economic reality underpinning the surface perception; many people probably are saving as much as they can. As a nation, if we want to increase retirement saving, we’d better do something to help the economy deliver more discretionary income to more people.

For savers, then, the relevant question may not be, “How do I save more?” It may instead be, “How do I make my savings accomplish more?” That’s where the investment industry can help, by providing advice and information to help you make decisions, and by offering investment products that seek to enhance the potential for reaching your goals. Accumulating wealth is not about windfalls or short-term opportunities — it’s a long-term endeavor that requires careful planning and steadfast execution to succeed.

Don’t worry about missing a gain today or enduring a loss tomorrow. Hew to the course you and your financial advisor have plotted; discuss prospective changes thoroughly with your financial advisor before taking action; and make changes to your portfolio only if they enhance the potential for achieving your goals.

Thank you for your continued confidence in ING Funds. It is our privilege to serve you, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds

June 4, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2013

The fiscal year commenced with global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, nearing the end of an 11% slump over two months. From early June a dramatic recovery emerged despite slow, patchy improvements in economic data, out of the ultra-low interest rate policies of central banks from the U.S. to the U.K. to the European Central Bank (“ECB”). Early in 2013 the Bank of Japan joined in, as Japan’s parliamentary opposition, promising unlimited monetary easing, won a landslide in December elections. Investors responded by ratcheting their risk exposures higher in search of return. For the fiscal year, the index surged 29.75%. (The MSCI World IndexSM returned 27.77% for the one year ended May 31, 2013, measured in U.S. dollars.)

Much of the strength in global equities rested on a recovery in the euro zone after ECB President Draghi’s July pronouncement, amid waves of pessimism about the euro zone’s ability to survive the depredations of its weakest members, that the ECB was “ready to do whatever it takes to preserve the euro.” This seemed to calm nerves, but confidence was shaken twice in early 2013. First, in February, the Italian general election ended in stalemate on low turnout that signaled the rejection of reform. Next, the final basis of a bailout for insolvent Cyprus banks imposed a levy on uninsured deposits and capital controls. In short order, a euro held in one country became different from a euro held in another: hardly the mark of an effective single currency.

In the U.S., in September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing, open-ended and data specific. An additional $40 billion of agency mortgage-backed securities would be purchased monthly until and even after the labor market improved “substantially,” a target later refined to 6.5% unemployment. Exceptionally low policy interest rates would extend to at least mid-2015.

Against this backdrop, sentiment ebbed and flowed with economic data, which seemed to be improving but without much conviction. The May employment report, showing the creation of an encouraging monthly average of 212,000 new jobs, was tempered by an unemployment rate still high at 7.5% and a decades-low labor participation rate. The highest consumer confidence indices in five years contrasted with stagnant consumer spending and retail sales. Gross domestic product (“GDP”) grew at 2.4% in the first quarter. This lackluster growth would probably decelerate in the second.

Bucking the directionless trend was the housing market, which was clearly on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 10.9% year-over-year gain, the most since 2006, with reports of demand outstripping supply in formerly hard-hit regions.

There was little cheer on the political front. The newly elected U.S. Congress looked rather like the old one, not least in the hard attitudes that many feared would push the economy off the “Fiscal Cliff,” a year-end cocktail of deflationary tax increases and spending cuts, only averted on the last day of 2012. But in March large, indiscriminate federal spending cuts were initiated, the creeping chill from which was being blamed for the tepid economy as the fiscal year ended.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds rose just 0.91% in the fiscal year, with the sub-indices relating to Treasuries and mortgages recording small losses. The Barclays U.S. Corporate Investment Grade Bond Index, a sub-index of Barclay’s Aggregate, added 4.60%. By contrast the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate Index) returned 14.82%.

U.S. equities, represented by the S&P 500® Index including dividends, jumped 27.28% over the year, having at last, on March 28, eclipsed the all-time closing high achieved on October 9, 2007. All sectors rose, led by financials with a gain of 44.57% and healthcare 36.12%, while utilities 9.48% and technology 15.12% lagged the most. Operating earnings per share for S&P 500® companies set a record in the second quarter of 2012, before falling 9% by the fourth. But with 99% of companies having reported by the end of May, earnings for the first quarter of 2013 would surely post another new high.

In currency markets over the 12 months, the dollar fell 4.88% against the euro, which was boosted by Mr. Draghi’s declaration in July. The dollar edged up 1.36% against the pound. Moody’s relieved the U.K. of its Aaa credit rating as policymakers struggled to reduce its budget deficit despite the regime of austerity. But the dollar leapt 28.26% over the yen in anticipation of aggressive monetary easing in Japan.

In international markets, the MSCI Japan® Index exploded to the upside by 62.66%. Investors hoped new Prime Minister Abe’s and Bank of Japan Governor Kuroda’s steps to conquer deflation and get consumers and businesses spending again, would gain traction. It was an uphill climb however, as the core consumer price index was reported in May as having fallen for the sixth straight month. The MSCI Europe ex UK® Index rose 33.76%, Mr Draghi’s words having been perceived to remove the existential threat to the euro. There was little else to motivate investors. The euro zone reported its sixth straight quarterly fall in GDP and a new record unemployment rate of 12.2%, the range gaping from 5.4% in Germany to 26.8% in Spain. The MSCI UK® Index soared 28.24%, with strength in financials and the consumer sectors more than offsetting weakness in mining and energy. As in the U.S. and latterly Japan, stock prices were supported by the central bank’s quantitative easing. Having fallen by 0.3% in the fourth quarter, GDP recovered the loss in a rather brighter first quarter of 2013.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays U.S. Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.S. REIT® Index
A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Value Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell 3000® Growth Index
An unmanaged index that measures performance of broad growth segment of the U.S. Equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Value Index	A market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit value oriented companies.
Russell Midcap® Index
An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index
An unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

ING GROWTH OPPORTUNITIES FUND

PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2013 (as a percentage of net assets)

Information Technology	28.7%
Consumer Discretionary	19.6%
Consumer Staples	12.7%
Industrials	12.7%
Health Care	11.3%
Financials	6.5%
Energy	4.0%
Materials	3.1%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Growth Opportunities Fund (the “Fund” or “Growth Opportunities”) seeks long-term capital appreciation. The Fund is managed by Jeff Bianchi, Christopher F. Corapi, and Michael Pytosh, Portfolio Managers, of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.

Performance: For the year ended May 31, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 21.40% compared to the Russell 3000® Growth Index, which returned 23.17% for the same period.

Portfolio Specifics: Stock selection contributed to relative performance for the period, while sector allocation detracted. Strong stock selection was most notable in the consumer discretionary and financials sectors. By contrast, stock selection in information technology and industrials sectors detracted from results.

Key contributors to performance included our overweight positions in Gilead Sciences Inc., Cameron International Corp. and BlackRock Inc. Gilead Sciences shares performed well over the past 12 months, driven primarily by its strong Hepatitis-C pipeline. In addition to being the leader in the Hepatitis-C market, Gilead is gaining traction in the HIV market. The company received U.S. Food and Drug Administration approval last August for its new HIV drug, Stribild, which combines four HIV medicines into one pill. Shares of Cameron International were boosted by strong second quarter earnings results and a solid 2013 outlook for the oilfield services industry. Shares of BlackRock climbed following Chief Executive Officer Larry Fink’s comments at an industry conference. In addition to reiterating his commitment to remain with the company, he commented on progress toward the company’s strategic initiatives in the exchange traded fund business, where it has made market share gains.

Key detractors included our underweight position in Microsoft Corp. and our overweight positions in QLogic Corp. and FTI Consulting Inc. Our underweight position in Microsoft Corp (“MSFT”) detracted from performance, as the company’s shares performed well in the second quarter of 2013. Amid weak technology company results in the March quarter, investors were attracted to MSFT for several reasons: its dividend yield was seen as a safe haven; it offered potential for better capital allocation strategy after an activist investor took a stake in the company; and its early efforts at growing its cloud, or hosted software delivery, business potentially could drive a higher mix of recurring revenues. Shares of QLogic Corp. fell on two consecutive quarters of lackluster results, particularly in terms of its earnings before interest and tax margins, and reduced earnings per share guidance from management. Shares of FTI Consulting Inc. declined in the third quarter of 2012 after the company reported weak second quarter results and lowered guidance.

Top Ten Holdings as of May 31, 2013 (as a percentage of net assets)

Apple, Inc.	4.8%
Google, Inc. — Class A	4.4%
Oracle Corp.	3.0%
EMC Corp.	2.6%
Celgene Corp.	2.3%
Comcast Corp. — Class A	2.1%
The Madison Square Garden, Inc.	2.1%
Amgen, Inc.	2.0%
Danaher Corp.	1.9%
Home Depot, Inc.	1.9%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve (“Fed”) has assured the public that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed is committed to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record-high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT

ING GROWTH OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended May 31, 2013
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	14.42%	4.18%	7.01%
Class B(2)	15.61%	4.40%	6.94%
Class C(3)	19.63%	4.74%	6.94%
Class I	21.84%	5.80%	8.08%
Class W	21.85%	5.73%	7.91%
Excluding Sales Charge:
Class A	21.40%	5.42%	7.64%
Class B	20.61%	4.73%	6.94%
Class C	20.63%	4.74%	6.94%
Class I	21.84%	5.80%	8.08%
Class W	21.85%	5.73%	7.91%
Russell 3000® Growth Index	23.17%	6.39%	7.91%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth Opportunities Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Effective January 26, 2009, the Fund’s sub-adviser and investment strategy changed. Wellington Management Company, LLP served as the sub-adviser from June 2, 2003 to January 25, 2009. The Fund was directly managed by ING Investments, LLC, the Fund’s investment adviser, from October 1, 2000 to June 2, 2003.

ING LARGE CAP VALUE FUND

PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2013 (as a percentage of net assets)

Financials	27.1%
Energy	14.9%
Consumer Discretionary	10.3%
Health Care	9.8%
Industrials	8.2%
Information Technology	7.7%
Consumer Staples	7.1%
Utilities	5.8%
Materials	3.7%
Telecommunication Services	2.2%
Assets in Excess of Other Liabilities*	3.2%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Large Cap Value Fund (the “Fund” or “Large Cap Value”) seeks long-term growth of capital and current income. The Fund is managed by Robert M. Kloss and Christopher F. Corapi, Portfolio Managers, of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.

Performance: For the year ended May 31, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 29.02% compared to the Russell 1000® Value Index, which returned 32.71% for the same period.

Portfolio Specifics: Stock selection and sector allocation both detracted from the Fund’s relative performance. The performance drag from allocation largely was due to the Fund’s cash position. Stock selection detracted the most within the consumer staples, consumer discretionary and industrials sectors. In contrast, positive strong stock selection was most notable in the materials, utilities and financials sectors.

The main individual contributors to performance were AT&T Inc. and AllianceBernstein Holding L.P. Over the reporting period, AT&T was a top contributor to Fund performance. We sold our position in September when the company hit our price target, and purchased Verizon as a replacement stock in the telecommunications sector. Not owning AT&T in the second half of the period benefited the Fund: late last year, shares of AT&T underperformed after the company announced increased capital spending plans for the next three years, which in turn led to the reduction of its cash flow forecast.

Shares of AllianceBernstein outperformed as the company enjoyed a turnaround of investment flows into its funds, going from a long period of significant outflows to consistent inflows this calendar year. Outstanding investment performance in AllianceBernstein’s fixed income products has been the main driver of the strong inflows, though improved performance in equities has also improved the investment flows connected with those products.

The key detractors from performance were Bank of America Corp. and CenturyLink Inc. Not owning Bank of America detracted from performance for the year ended May 31, 2013. The stock rebounded from a multi-year slump as management began cutting its bloated cost base, sold assets, rebuilt capital levels and made progress in reducing the mortgage-related liabilities that have been an overhang on the stock since the financial crisis.

Top Ten Holdings as of May 31, 2013* (as a percentage of net assets)

ExxonMobil Corp.	5.7%
Pfizer, Inc.	3.7%
Wells Fargo & Co.	3.4%
Procter & Gamble Co.	3.4%
JPMorgan Chase & Co.	3.2%
Merck & Co., Inc.	2.9%
Cisco Systems, Inc.	2.7%
Occidental Petroleum Corp.	1.9%
Apple, Inc.	1.9%
General Electric Co.	1.9%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

CenturyLink Inc. is an integrated communications company. Earlier this year, the company announced that it was changing its dividend policy to reduce dividend payouts and focus more on stock buybacks. While this disappointed many investors who liked their high dividend, we believe it makes sense for CenturyLink to have a more flexible return of cash to shareholders with a dividend that is at a lower (and sustainable) payout ratio. We continue to like the stock for what we believe are its long-term prospects.

Current Strategy and Outlook: We continue to see attractive valuations in companies in a variety of sectors. Going forward, we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with attractive downside capture potential such as the Fund’s strategy seeks to provide. As of period-end, the Fund was overweight in the consumer discretionary and information technology sectors and underweight the health care and financials sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT

ING LARGE CAP VALUE FUND

Average Annual Total Returns for the Periods Ended May 31, 2013
	1 Year	5 Year	Since Inception of Class A December 18, 2007		Since Inception of Class B February 20, 2008		Since Inception of Class C February 19, 2008		Since Inception of Class I March 31, 2010		Since Inception of Class O January 28, 2013	Since Inception of Class R August 5, 2011	Since Inception of Class R6 May 31, 2013		Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	21.64%	6.84%	5.68%		—		—		—		—	—	—		—
Class B(2)	23.06%	7.04%	—		7.45%		—		—		—	—	—		—
Class C(3)	27.11%	7.40%	—		—		7.81%		—		—	—	—		—
Class I	29.44%	—	—		—		—		14.17%		—	—	—		—
Class O	—	—	—		—		—		—		9.54%	—	—		—
Class R	28.74%	—	—		—		—		—		—	21.81%	—		—
Class R6	—	—	—		—		—		—		—	—	—	(4)	—
Class W	29.32%	—	—		—		—		—		—	—	—		18.07%
Excluding Sales Charge:
Class A	29.02%	8.12%	6.84%		—		—		—		—	—	—		—
Class B	28.06%	7.34%	—		7.59%		—		—		—	—	—		—
Class C	28.11%	7.40%	—		—		7.81%		—		—	—	—		—
Class I	29.44%	—	—		—		—		14.17%		—	—	—		—
Class O	—	—	—		—		—		—		9.54%	—	—		—
Class R	28.74%	—	—		—		—		—		—	21.81%	—		—
Class R6	—	—	—		—		—		—		—	—	—	(4)	—
Class W	29.32%	—	—		—		—		—		—	—	—		18.07%
Russell 1000® Value Index	32.71%	4.73%	3.49	%(5)	5.27	%(6)	5.27	%(6)	13.47	%(7)	9.84%	23.16%	—		18.15%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Large Cap Value Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The inception date for Class R6 is May 31, 2013, therefore there are no returns available as of the date of this report.

(5)	Since inception performance for index is shown from January 1, 2008.

(6)	Since inception performance for index is shown from March 1, 2008.

(7)	Since inception performance for index is shown from April 1, 2010.

ING MID CAP VALUE FUND

PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2013 (as a percentage of net assets)

Financials	22.8%
Industrials	17.9%
Information Technology	13.9%
Energy	9.6%
Materials	9.4%
Consumer Discretionary	9.2%
Health Care	7.3%
Utilities	5.4%
Consumer Staples	2.4%
Assets in Excess of Other Liabilities*	2.1%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Mid Cap Value Fund (the “Fund” or “MidCap Value”) seeks long-term capital appreciation. The Fund’s assets are managed by two sub-advisers—RBC Global Asset Management (U.S.) Inc. (“RBC GAM (U.S.)”) and Wellington Management Company, LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion of the Fund’s assets (“Sleeve”) that is allocated to each Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Stephen E. Kylander and Lance F. James, Portfolio Managers of RBC GAM (US), and James N. Mordy, Portfolio Manager of Wellington.

Performance: For the year ended May 31, 2013, the Fund’s Class I shares provided a total return of 30.87% compared to the Russell Midcap® Value Index, which returned 33.91%, for the same period.

Portfolio Specifics: RBC GAM (U.S.) Sleeve — For the one year period ended May 31, 2013, the Sleeve, despite strong absolute performance, underperformed the Russell Midcap® Value Index by approximately 379 basis points. The primary driver of underperformance was stock selection, though this was for the most part isolated to the industrials and information technology sectors, and a relatively small number of holdings. Within industrials, office supplies company ACCO Brands, and patent acquirer Acacia Research Corp. weighed on returns while in the technology sector, semiconductor company Skyworks Solutions and money transfer company Western Union also detracted from performance. This masked strong performance from a number of the Sleeves largest holdings, including Hartford Financial Services, Jarden Corp, TRW Automotive, Universal Health Services, Gulfport Energy, and Spirit Airlines, all of which were significant outperformers over the prior twelve months. In terms of asset allocation decisions, while the Sleeve’s significant underweight to defensive sectors with “bond-like” characteristics — utilities and real estate investment trusts (“REITs”) — ended up being strong contributors to performance overall based on strong results in the early and latter stages of the year, the underweight to these industries acted as a headwind for much of the year as investors thirst for yield in an unprecedented low interest rate environment, caused the groups to trade at a significant valuation premium which we believed to be unsustainable. The portfolio managers eschewed these richly valued segments of the market in favor of what they believed are higher quality companies, as seen in solid fundamentals, favorable returns and positive growth prospects, at valuation levels which have been below that of the index. The Sleeve’s modest cash position also detracted from performance in a significantly positive market.

Wellington Sleeve — For the one year period ended May 31, 2013, the Sleeve underperformed the Russell Midcap® Value Index by approximately 231 basis points. Sector allocation, a residual of the bottom-up stock selection process, was the driver of underperformance during the period. Positive relative performance from an underweight to financials and overweights to consumer discretionary and information technology was not enough to offset the negative relative returns from an overweight to materials and an underweight to the telecom & media sector. A residual cash position also detracted from relative performance as equity markets rose strongly during the period.

Stock selection also modestly detracted from relative performance during period. The materials, financials, and telecom & media sectors contributed most to relative returns, although they were offset by weak selection in the energy, industrials, and consumer staples sectors.

Top contributors to relative performance during the period included building product manufacturer Louisiana Pacific (materials), containerboard and corrugated packaging products manufacturer Packaging Corporation of America (materials), and Canada-based supplier of methanol Methanex (materials). Top detractors from relative performance included specialty pharmaceutical company Impax Laboratories (health care), US-based discount retailer Family Dollar Stores (consumer discretionary), and not owning US refiner and marketer of petroleum products Marathon Petroleum (energy).

Top Ten Holdings as of May 31, 2013 (as a percentage of net assets)

Skyworks Solutions, Inc.	2.8%
Reinsurance Group of America, Inc.	2.4%
KBR, Inc.	1.9%
Arrow Electronics, Inc.	1.9%
UnumProvident Corp.	1.9%
Avago Technologies Ltd.	1.8%
Newell Rubbermaid, Inc.	1.6%
Noble Corp.	1.5%
KKR Financial Holdings LLC	1.4%
Methanex Corp.	1.4%

Portfolio holdings are subject to change daily.

Current Strategy & Outlook: RBC GAM (U.S.) Sleeve — While the decision to avoid stocks with “bond-like” characteristics has been a clear positive in recent weeks as investors have begun to question the U.S. Federal Reserve’s commitment to quantitative easing, only time will tell if this is the beginning of a broader market shift or a temporary pause in the markets willingness to pay up for yield. However, it remains our belief that investing in stocks of companies with attractive long term fundamentals and low valuations supported by strong balance sheets and cash flow, in our opinion, will be rewarded once sentiment turns in their favor. Accordingly, and though sector weightings are the result of bottoms-up analysis, we remain underweight the conventional defensive sectors — utilities, consumer staples, REITs — in favor of stocks that trade at a discount to the index despite superior historical and projected fundamental returns, with overweights in industrials, materials, and energy.

Wellington Sleeve — We believe we are in a slower economic growth regime, but one that is still positive for equities. U.S. indicators were stronger than expected throughout the first few months of 2013, but softened towards the end of the period. The sequester created new near term uncertainty during the period. Global manufacturing PMI increased further despite disappointing progress in Europe. Capital spending remained suppressed at levels we believe are not sustainable.

At the end of the period, the Sleeve’s largest overweights were to industrials, information technology, and materials, while our largest underweights were to the financials, utilities, and telecom & media sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT

ING MID CAP VALUE FUND

Average Annual Total Returns for the Periods Ended May 31, 2013
	1 Year	Since Inception of Class I October 3, 2011
Class I	30.87%	35.24%
Russell Midcap® Value Index	33.91%	34.92%

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Mid Cap Value Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

ING MIDCAP OPPORTUNITIES FUND

PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2013 (as a percentage of net assets)

Consumer Discretionary	26.2%
Information Technology	17.2%
Industrials	14.5%
Health Care	13.1%
Financials	9.8%
Consumer Staples	7.8%
Energy	5.2%
Materials	3.7%
Telecommunication Services	1.2%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING MidCap Opportunities Fund (the “Fund” or “MidCap Opportunities”) seeks long-term capital appreciation. The Fund is managed by Jeff Bianchi, Michael Pytosh and Kristin Manning, Portfolio Managers, of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser*.

Performance: For the year ended May 31, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 21.54% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 26.76% and 30.51%, respectively, for the same period.

Portfolio Specifics: The Fund underperformed its benchmarks for the reporting period. The Fund underperformed its primary benchmark, the Russell Midcap® Growth Index, due to both stock selection and sector allocation. Stock selection was weakest in the information technology, consumer staples and energy sectors. The Fund’s cash position also detracted from relative results for the period. By contrast, stock selection in the materials and financial sectors contributed positively to results.

Key contributors to performance included our overweight positions in Packaging Corp. of America, Lions Gate Entertainment Corp. and Michael Kors Holdings Inc. Shares of Packaging Corp. of America (“PKG”) performed well over the past 12 months, as containerboard prices moved meaningfully higher. Price gains were a direct result of renewed industry supply/pricing discipline following several large industry deals. Other positive factors that played a role in PKG’s strong performance included improving U.S. economic conditions, market share gains, ramping up free cash flow and return of capital to shareholders through higher dividends and share repurchases. Shares of Lions Gate Entertainment continue to be revalued. Well above consensus fourth quarter results helped investors appreciate the transformation of the company from a tertiary film studio tied to erratic box office results to a multi-faceted, strategically acquirable media company with multiple franchise tent poles in the film studio and a growing television studio with a critical mass of development opportunities. Shares of consumer discretionary company Michael Kors Holdings were boosted by consistently delivering better than expected earnings results, driven by robust comp-store sales and better operating margins.

Key detractors included our overweight position in Monster Beverage Corp. and underweight positions in Netflix Inc. and Cabot Oil & Gas Corp. The Fund’s overweight position in Monster Beverage detracted from performance. The company sold off due to negative publicity and increased regulatory risk. We sold the stock after reports that the U.S. Food and Drug Administration had investigated several instances of caffeine toxicity, implicated in the death of several teenagers. We are worried that, at the least, the negative publicity could substantially slow the company’s growth rate. Not owning Netflix detracted from performance. The company’s fourth quarter results exceeded expectations on nearly every operating metric. Coupled with the recently signed Disney output deal and in anticipation of the company’s high profile bets on original programming, e.g., “House of Cards,” and “Arrested Development,” Netflix is now perceived to have accelerating subscriber growth. Not owning Cabot Oil & Gas Corp. detracted from performance. The company’s shares performed well during the 12-month period due to improved natural gas pricing, consistent and disciplined growth and solid quarterly results driven by higher production.

Top Ten Holdings as of May 31, 2013* (as a percentage of net assets)

Delphi Automotive PLC	2.4%
Intuit, Inc.	2.2%
Gap, Inc.	2.1%
Whole Foods Market, Inc.	2.0%
Discovery Communications, Inc. — Class A	2.0%
Roper Industries, Inc.	1.9%
Hershey Co.	1.9%
Ross Stores, Inc.	1.8%
Ametek, Inc.	1.7%
Range Resources Corp.	1.7%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve (“Fed”) has assured the public that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed is committed to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record-high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*	Effective October 1, 2012, James Hasso is no longer a portfolio manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT

ING MIDCAP OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended May 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class O June 4, 2008		Since Inception of Class R August 5, 2011	Since Inception of Class R6 May 31, 2013		Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	14.56%	6.82%	10.26%	—		—	—		—
Class B(2)	15.63%	6.99%	10.09%	—		—	—		—
Class C(3)	19.62%	7.31%	10.10%	—		—	—		—
Class I	22.08%	8.57%	11.37%	—		—	—		—
Class O	21.54%	—	—	8.31%		—	—		—
Class R	21.27%	—	—	—		17.83%	—		—
Class R6	—	—	—	—		—	—	(4)	—
Class W	21.83%	—	—	—		—	—		20.21%
Excluding Sales Charge:
Class A	21.54%	8.10%	10.92%	—		—	—		—
Class B	20.63%	7.29%	10.09%	—		—	—		—
Class C	20.62%	7.31%	10.10%	—		—	—		—
Class I	22.08%	8.57%	11.37%	—		—	—		—
Class O	21.54%	—	—	8.31%		—	—		—
Class R	21.27%	—	—	—		17.83%	—		—
Class R6	—	—	—	—		—	—	(4)	—
Class W	21.83%	—	—	—		—	—		20.21%
Russell Midcap® Growth Index	26.76%	6.25%	10.23%	6.25	%(5)	20.07%	—		20.48%
Russell Midcap® Index	30.51%	6.75%	10.89%	6.75	%(5)	22.03%	—		21.38%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The inception date for Class R6 is May 31, 2013, therefore there are no returns available as of the date of this report.

(5)	Since inception performance for indices is shown from June 1, 2008.

ING REAL ESTATE FUND

PORTFOLIO MANAGERS’ REPORT

REIT Diversification as of May 31, 2013 (as a percentage of net assets)

Retail REITs	25.5%
Specialized REITs	19.9%
Residential REITs	17.2%
Office REITs	14.5%
Diversified REITs	10.1%
Hotels, Resorts & Cruise Lines	6.7%
Industrial REITs	5.2%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Real Estate Fund (the “Fund” or “Real Estate”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers, of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended May 31, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.78 % compared to the MSCI U.S. REIT® Index, which returned 16.15%, for the same period.

Portfolio Specifics: The twelve month period ended May 31, 2013 saw the U.S. real estate investment trust (“REIT”) market post a solid positive total return. Performance was robust for a number of reasons including positive economic news, further evidence of stable to improving real estate fundamentals and the Federal Reserve Bank’s monetary policy, which continues to remain accommodative. Property companies have benefited from a favorable investment environment underpinned by low interest rates and gradually improving economic conditions, which continue to fuel an improvement in listed real estate company earnings.

During the past twelve months, the Fund has trailed the benchmark as the result of stock selection and asset allocation decisions. Stock selection accounted for a little more than half of the relative underperformance and was driven by the underperformance of portfolio holdings in the healthcare, apartment and hotel sectors. This more than offset the relative outperformance posted by portfolio holdings in the office and net lease sectors. Asset allocation decisions also hurt relative performance, primarily as the result of an underweight exposure to the outperforming net lease and healthcare sectors as well as an overweight to the underperforming apartment sector. This more than offset the modest value added from an overweight to the outperforming industrial sector as well as an underweight to the underperforming office sector.
Top Ten Holdings as of May 31, 2013 (as a percentage of net assets)

Simon Property Group, Inc.	9.9%
Host Hotels & Resorts, Inc.	4.6%
ProLogis, Inc.	4.6%
HCP, Inc.	4.2%
Health Care Real Estate Investment Trust, Inc.	3.9%
Ventas, Inc.	3.7%
Equity Residential	3.7%
Boston Properties, Inc.	3.7%
Public Storage, Inc.	3.3%
Kimco Realty Corp.	3.1%

Portfolio holdings are subject to change daily.

Current Strategy & Outlook: Current portfolio positioning is based on an improving economic outlook with a continued focus on valuation. We expect with an improving economic outlook that the markets will embrace property companies with more exposure to growth. Portfolio positioning is focused on companies and sectors which stand to benefit the most from improving economic conditions. We are overweight property companies and geographies that provide a combination of yield and growth at reasonable valuations. We remain positive on the high-end regional mall sector in addition to select value positions within the lodging, industrial, apartment, office and shopping centers sectors. We remain cautious on healthcare, net lease and storage. Total returns for property stocks will continue to be anchored by what we project to be attractive dividend yields and earnings growth. We continue to focus on companies that we believe are attractively valued and possess investment characteristics that reflect quality of management, balance sheet, property type and strategy. We remain skeptical of property companies with high risk profiles, including high leverage, high cost of capital, unproven management or vague business plans. We continue to believe that property stocks offer investors an attractive investment option, anchored by current yield via the dividend and underpinned by increasing real estate cash flows derived from improving fundamentals.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT

ING REAL ESTATE FUND

Average Annual Total Returns for the Periods Ended May 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class O September 15, 2004		Since Inception of Class R August 5, 2011	Since Inception of Class W December 17, 2007
Including Sales Charge:
Class A(1)	7.26%	4.65%	11.01%	—		—	—
Class B(2)	7.92%	4.77%	10.83%	—		—	—
Class C(3)	11.92%	5.12%	10.82%	—		—	—
Class I	14.19%	6.26%	12.02%	—		—	—
Class O	13.80%	5.91%	—	9.56%		—	—
Class R	13.51%	—	—	—		18.30%	—
Class W	14.11%	6.20%	—	—		—	7.83%
Excluding Sales Charge:
Class A	13.78%	5.90%	11.67%	—		—	—
Class B	12.92%	5.10%	10.83%	—		—	—
Class C	12.92%	5.12%	10.82%	—		—	—
Class I	14.19%	6.26%	12.02%	—		—	—
Class O	13.80%	5.91%	—	9.56%		—	—
Class R	13.51%	—	—	—		18.30%	—
Class W	14.11%	6.20%	—	—		—	7.83%
MSCI U.S. REIT® Index(6)	16.15%	4.15%	11.29%	8.71	%(4)	19.61%	5.28	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Real Estate Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for index is shown from September 1, 2004.

(5)	Since inception performance for index is shown from January 1, 2008.

(6)	Gross index returns are presented for the index for the 10 year and since inception returns (except for Class R and W). This return does not include the deduction of withholding taxes.

ING SMALLCAP OPPORTUNITIES FUND

PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2013 (as a percentage of net assets)

Information Technology	20.7%
Consumer Discretionary	18.6%
Health Care	16.7%
Industrials	14.2%
Financials	11.8%
Energy	6.5%
Materials	3.7%
Consumer Staples	2.3%
Exchange-Traded Funds	2.0%
Assets in Excess of Other Liabilities*	3.5%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING SmallCap Opportunities Fund (the “Fund” or “SmallCap Opportunities”) seeks capital appreciation. The Fund is managed by Steve Salopek, James Hasso and Joseph Basset, Portfolio Managers, of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.

Performance: For the year ended May 31, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 27.36% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 30.86% and 31.07%, respectively, for the same period.

Portfolio Specifics: U.S. equity markets posted a strong gain for the one year period ended May 31, 2013, with the Russell 2000® Growth Index advancing by 30.86%. All sectors, as measured by the Russell 2000® Growth Index, posted positive returns for the period. The transportation, diversified financials and capital goods sectors produced the strongest returns, gaining 47.66%, 45.06% and 40.05% respectively. The bulk of the returns were produced in the second half of the period, as the Russell 2000® Growth Index rose by more than 21% supported largely by positive macroeconomic trends in the United States. These trends were driven by the housing recovery, evidence of consumer resilience following the increased payroll tax and a modest decline in the unemployment rate. Over the twelve-month period, small-capitalization stocks outperformed larger caps, value styles outperformed growth styles and higher-beta stocks — stocks with greater than market-level risk — continued to lead the market rally. Overall, this higher-beta, higher-momentum environment has been more challenging for active managers.

Stock selection and sector allocation both detracted from the Fund’s relative performance. The bulk of the underperformance came from sector allocation. Stock selection in the hardware and equipment, capital goods and pharmaceuticals and biotechnology sectors detracted the most from results. In contrast, positive stock selection was most notable in the health care equipment and services, diversified financial and retail sectors. The Fund’s cash position also was a significant drag on relative performance.

The main individual contributors to performance were Portfolio Recovery Associates Inc. and Worthington Industries Inc. Portfolio Recovery Associates specializes in debt collections. The company’s outperformance during the period was driven by its ability to collect on the debts that it purchased at major discounts during the financial crisis. As the company succeeded in its collections, those discounts later resulted in significant gains. Over the past year, Portfolio Recovery Associates has benefited from improving credit trends, which have driven its strong results.

An overweight position in Worthington Industries Inc., a diversified metal processing company, contributed the most to performance. The stock continued to rerate, as it has done the past couple of years, as a string of several good quarters of financial performance has led investors to believe it is a better run company. Improving performance from the continued strong rate of automobile manufacturing has positively impacted Worthington’s steel processing business.

Key detractors from performance were LogMeIn Inc. and Micros Systems Inc. Within software and services, shares of LogMeIn, Inc. detracted value. The past year has been a tough year for LogMeIn as slower bookings in Europe led to a disappointing outlook for the third quarter of 2012. Moreover, the company was hit with a patent lawsuit from a small Canadian company. Though the lawsuit was cleared in LogMeIn’s favor since mid-2012, bookings growth has remained lackluster. In the March 2013 quarter, the company saw a big snap-back in year-over-year growth, and management is again talking about consistent 20-25% top-line growth. The company has an enviable business model, with a free cash margin that is 20-25% of sales. We continue to hold the stock; in our view, the business seems poised to accelerate through the remainder of 2013.

Top Ten Holdings as of May 31, 2013* (as a percentage of net assets)

iShares Russell 2000 Growth Index Fund	2.0%
Aspen Technology, Inc.	1.3%
Healthsouth Corp.	1.2%
PTC, Inc.	1.1%
Express, Inc.	1.1%
Acuity Brands, Inc.	1.1%
Knight Transportation, Inc.	1.0%
Life Time Fitness, Inc.	1.0%
Actuant Corp.	1.0%
EnPro Industries, Inc.	1.0%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

A position in non-benchmark stock Micros Systems Inc. underperformed during the period. Micros Systems Inc. is a leading vendor to the hotel industry and a growing vendor to the restaurant and retail industries. The company experienced a general slowdown in year-over-year growth and a lack of positive earnings revisions. What’s more, the company was expected to sign two big hotel contracts but both were delayed. One of these contracts is now signed; however, it is not expected to generate material revenue until 2015. We continue to hold the stock as we believe the hotel contracts will lead to increasing revenue and earnings visibility in 2015 and beyond, and we are hopeful that the company’s Simphony product for restaurants will gain increasing traction and add to the wins with Starbucks and Tim Hortons.

Current Strategy and Outlook: We are cautious about the global macroeconomic landscape and continue to assess the potential impact that it may have on the performance of companies and valuations. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on what we believe are quality companies, i.e., companies that in our opinion have strong managements, strong balance sheets and good cash flow generation capabilities. Even among cyclicals our primary focus is on management quality, cash flows and the strength of the balance sheet. Going forward, we believe that we are well positioned as we think that investors will continue to focus on companies’ fundamentals due to the ongoing economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT

ING SMALLCAP OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended May 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011	Since Inception of Class R6 May 31, 2013		Since Inception of Class W December 17, 2007
Including Sales Charge:
Class A(1)	20.02%	7.14%	10.23%	—	—		—
Class B(2)	21.41%	7.31%	10.06%	—	—		—
Class C(3)	25.41%	7.61%	10.07%	—	—		—
Class I	27.84%	8.92%	11.39%	—	—		—
Class R	27.06%	—	—	21.97%	—		—
Class R6	—	—	—	—	—	(4)	—
Class W	27.67%	8.77%	—	—	—		8.87%
Excluding Sales Charge:
Class A	27.36%	8.42%	10.89%	—	—		—
Class B	26.41%	7.61%	10.06%	—	—		—
Class C	26.41%	7.61%	10.07%	—	—		—
Class I	27.84%	8.92%	11.39%	—	—		—
Class R	27.06%	—	—	21.97%	—		—
Class R6	—	—	—	—	—	(4)	—
Class W	27.67%	8.77%	—	—	—		8.87%
Russell 2000® Growth Index	30.86%	7.69%	9.90%	20.97%	—		6.45	%(5)
Russell 2000® Index	31.07%	7.15%	9.78%	20.98%	—		6.23	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The inception date for Class R6 is May 31, 2013, therefore there are no returns available as of the date of this report.

(5)	Since inception performance for indices is shown from January 1, 2008.

ING VALUE CHOICE FUND

PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2013 (as a percentage of net assets)

Financials	27.6%
Energy	15.1%
Consumer Discretionary	10.4%
Health Care	9.7%
Industrials	8.3%
Information Technology	7.7%
Consumer Staples	7.1%
Utilities	6.0%
Materials	3.6%
Telecommunication Services	2.2%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Value Choice Fund (the “Fund” or “Value Choice”) seeks long-term capital appreciation. The Fund is managed by Robert M. Kloss and Christopher F. Corapi, Portfolio Managers, of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance: For the year ended May 31, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 26.77% compared to the Russell 3000® Value Index and the Russell Midcap® Index, which returned 32.60% and 30.51%, respectively, for the same period.

Portfolio Specifics: For the reporting period, the Fund underperformed the Russell 3000® Value Index and the Russell Midcap® Index.

For the period from May 31, 2012 through November 13, 2012, much of the Fund’s underperformance versus the Russell 3000® Value Index for the period was due to the healthcare sector. The Fund’s investment in the producer durables sector contributed to performance. A detractor from performance for period was biopharmaceutical firm Dendreon Corp. While, energy industry engineering and construction company, The Shaw Group Inc. and gold mining firm, Kinross Gold Corp positively contributed to performance.

From the close of business on November 13, 2012 through the close of business on November 30, 2012, the Fund was managed by a transition manager in preparation for the sub-adviser change.

For the period from November 30, 2012 through May 31, 2013, underperformance was driven by stock selection and sector allocation, both detracted from the Fund’s relative performance. The performance drag from allocation largely was due to the Fund’s cash position. Stock selection detracted the most within the energy, consumer discretionary and health care sectors. In contrast, positive strong stock selection was most notable in the financials, utilities and materials sectors.

Within financials, an overweight in Lincoln National Corp., a top ten U.S. seller of fixed and variable annuities as well as life and protection products, outperformed. With equity markets hitting new highs in March, the pressure on the company’s variable annuities softened. What’s more, we feel that strong sales through Lincoln’s excellent domestic distribution network should help drive consistent earnings in the first half of 2013.

The key detractors from performance were CenturyLink Inc. and Bank of America Corp. CenturyLink Inc. is an integrated communications company. Earlier this year, the company announced that it was changing its dividend policy to reduce dividend payouts and focus more on stock buybacks. While this disappointed many investors who liked their high dividend, we believe it makes sense for CenturyLink Inc. to have a more flexible return of cash to shareholders with a dividend that is at a lower (and sustainable) payout ratio. We continue to like the stock for its long-term prospects.

Not owning Bank of America Corp. detracted from performance for the year ended May 31, 2013. The stock rebounded from a multi-year slump as management began cutting its bloated cost base, sold assets, rebuilt capital levels and made progress in reducing the mortgage-related liabilities that have been an overhang on the stock since the financial crisis.

Top Ten Holdings as of May 31, 2013* (as a percentage of net assets)

ExxonMobil Corp.	5.7%
Pfizer, Inc.	3.7%
Wells Fargo & Co.	3.4%
Procter & Gamble Co.	3.4%
JPMorgan Chase & Co.	3.2%
Merck & Co., Inc.	2.9%
Cisco Systems, Inc.	2.8%
Occidental Petroleum Corp.	1.9%
Halliburton Co.	1.9%
General Electric Co.	1.9%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Strategy & Outlook: We continue to see attractive valuations in companies in a variety of sectors. Going forward, we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with attractive downside capture potential such as the Fund’s strategy seeks to provide. As of period-end, the Fund was overweight in the consumer discretionary and information technology sectors and underweight the health care and financials sectors.

*	On September 6, 2012, the Fund’s Board of Trustees approved a change to the Fund’s sub-adviser and principal investment strategies. Additionally, the Board of Trustees approved a proposal to reorganize the Fund with and into ING Large Cap Value Fund. Prior to November 13, 2012, the Fund was managed by Tradewinds Global Investors, LLC. From the close of business on November 13, 2012 through the close of business on November 30, 2012, the Fund was managed by a transition manager in preparation for a sub-adviser change. Effective November 30, 2012, the Fund was managed by ING Investment Management Co. LLC. Shareholders have approved the merger of the Fund with and into ING Large Cap Value Fund. The merger occurred on July 13, 2013.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT

ING VALUE CHOICE FUND

Average Annual Total Returns for the Periods Ended May 31, 2013
	1 Year	5 Year	Since Inception of Class A and B February 1, 2005	Since Inception of Class C February 7, 2005		Since Inception of Class I September 15, 2005		Since Inception of Class O June 4, 2008		Since Inception of Class W December 17, 2007
Including Sales Charge:
Class A(1)	19.48%	4.76%	9.38%	—		—		—		—
Class B(2)	20.82%	4.88%	9.35%	—		—		—		—
Class C(3)	24.88%	5.21%	—	9.45%		—		—		—
Class I	27.23%	6.30%	—	—		9.73%		—		—
Class O	26.80%	—	—	—		—		6.21%		—
Class W	27.12%	6.28%	—	—		—		—		6.04%
Excluding Sales Charge:
Class A	26.77%	6.00%	10.16%	—		—		—		—
Class B	25.82%	5.20%	9.35%	—		—		—		—
Class C	25.88%	5.21%	—	9.45%		—		—		—
Class I	27.23%	6.30%	—	—		9.73%		—		—
Class O	26.80%	—	—	—		—		6.21%		—
Class W	27.12%	6.28%	—	—		—		—		6.04%
Russell 3000® Value Index	32.60%	4.88%	5.85%	5.85	%(4)	5.47	%(5)	4.88	%(6)	3.69	%(7)
Russell Midcap® Index	30.51%	6.75%	8.40%	8.40	%(4)	7.55	%(5)	6.75	%(6)	6.30	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Value Choice Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for indices is shown from February 1, 2005.

(5)	Since inception performance for indices is shown from September 1, 2005.

(6)	Since inception performance for the indices is shown from June 1, 2008.

(7)	Since inception performance for indices is shown from January 1, 2008.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2012 to May 31, 2013. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2013*	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2013*
ING Growth Opportunities Fund
Class A	$1,000.00	$1,125.60	1.35%	$7.15	$1,000.00	$1,018.20	1.35%	$6.79
Class B	1,000.00	1,121.60	2.00	10.58	1,000.00	1,014.96	2.00	10.05
Class C	1,000.00	1,122.10	2.00	10.58	1,000.00	1,014.96	2.00	10.05
Class I	1,000.00	1,127.70	1.00	5.30	1,000.00	1,019.95	1.00	5.04
Class W	1,000.00	1,127.60	1.00	5.30	1,000.00	1,019.95	1.00	5.04
ING Large Cap Value Fund
Class A	1,000.00	1,170.00	1.14	6.17	1,000.00	1,019.25	1.14	5.74
Class B	1,000.00	1,164.50	1.89	10.20	1,000.00	1,015.51	1.89	9.50
Class C	1,000.00	1,164.50	1.89	10.20	1,000.00	1,015.51	1.89	9.50
Class I	1,000.00	1,170.20	0.80	4.33	1,000.00	1,020.94	0.80	4.03
Class O(1)	1,000.00	1,095.40	1.14	4.06	1,001.00	1,019.25	1.14	5.74
Class R	1,000.00	1,167.50	1.34	7.24	1,000.00	1,018.25	1.34	6.74
Class R6(2)	1,000.00	1,000.00	0.78	0.02	1,000.00	1,021.04	0.78	3.93
Class W	1,000.00	1,170.30	0.89	4.82	1,000.00	1,020.49	0.89	4.48

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

(1)	Commencement of operations was January 28, 2013. Expenses paid for the actual Fund’s return reflect the 124-day period ended May 31, 2013.

(2)	Commencement of operations was May 31, 2013. Expenses paid for the actual Funds’ return reflect the 1-day period ended May 31, 2013.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2013*	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2013*
ING Mid Cap Value Fund
Class I	$1,000.00	$1,187.90	0.88%	$4.80	$1,000.00	$1,020.54	0.88%	$4.43
ING MidCap Opportunities Fund
Class A	1,000.00	1,162.50	1.33	7.17	1,000.00	1,018.30	1.33	6.69
Class B	1,000.00	1,158.60	2.08	11.19	1,000.00	1,014.56	2.08	10.45
Class C	1,000.00	1,158.90	2.08	11.20	1,000.00	1,014.56	2.08	10.45
Class I	1,000.00	1,165.50	0.91	4.91	1,000.00	1,020.39	0.91	4.58
Class O	1,000.00	1,162.90	1.33	7.17	1,000.00	1,018.30	1.33	6.69
Class R	1,000.00	1,161.60	1.58	8.51	1,000.00	1,017.05	1.58	7.95
Class R6(2)	1,000.00	1,000.00	0.88	0.02	1,000.00	1,020.54	0.88	4.43
Class W	1,000.00	1,164.00	1.08	5.83	1,000.00	1,019.55	1.08	5.44
ING Real Estate Fund
Class A	1,000.00	1,106.40	1.22	6.41	1,000.00	1,018.85	1.22	6.14
Class B	1,000.00	1,102.30	1.97	10.33	1,000.00	1,015.11	1.97	9.90
Class C	1,000.00	1,101.90	1.97	10.32	1,000.00	1,015.11	1.97	9.90
Class I	1,000.00	1,108.60	0.89	4.68	1,000.00	1,020.49	0.89	4.48
Class O	1,000.00	1,106.50	1.22	6.41	1,000.00	1,018.85	1.22	6.14
Class R	1,000.00	1,105.30	1.47	7.72	1,000.00	1,017.60	1.47	7.39
Class W	1,000.00	1,107.80	0.97	5.10	1,000.00	1,020.09	0.97	4.89
ING SmallCap Opportunities Fund
Class A	1,000.00	1,193.80	1.50	8.20	1,000.00	1,017.45	1.50	7.54
Class B	1,000.00	1,189.30	2.25	12.28	1,000.00	1,013.71	2.25	11.30
Class C	1,000.00	1,189.10	2.25	12.28	1,000.00	1,013.71	2.25	11.30
Class I	1,000.00	1,195.80	1.10	6.02	1,000.00	1,019.45	1.10	5.54
Class R	1,000.00	1,192.40	1.75	9.57	1,000.00	1,016.21	1.75	8.80
Class R6(2)	1,000.00	1,000.00	1.05	0.03	1,000.00	1,019.70	1.05	5.29
Class W	1,000.00	1,195.10	1.25	6.84	1,000.00	1,018.70	1.25	6.29
ING Value Choice Fund
Class A	1,000.00	1,173.10	1.34	7.26	1,000.00	1,018.25	1.34	6.74
Class B	1,000.00	1,168.40	2.09	11.30	1,000.00	1,014.51	2.09	10.50
Class C	1,000.00	1,168.30	2.09	11.30	1,000.00	1,014.51	2.09	10.50
Class I	1,000.00	1,175.60	1.02	5.53	1,000.00	1,019.85	1.02	5.14
Class O	1,000.00	1,172.70	1.34	7.26	1,000.00	1,018.25	1.34	6.74
Class W	1,000.00	1,174.80	1.09	5.91	1,000.00	1,019.50	1.09	5.49

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

(1)	Commencement of operations was January 28, 2013. Expenses paid for the actual Fund’s return reflect the 124-day period ended May 31, 2013.

(2)	Commencement of operations was May 31, 2013. Expenses paid for the actual Funds’ return reflect the 1-day period ended May 31, 2013.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Equity Trust

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of ING Growth Opportunities Fund, ING Large Cap Value Fund, ING Mid Cap Value Fund, ING MidCap Opportunities Fund, ING Real Estate Fund, ING SmallCap Opportunities Fund, and ING Value Choice Fund, each a series of ING Equity Trust, as of May 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As disclosed in Note 1 to the financial statements, ING Value Choice Fund merged into ING Large Cap Value Fund on July 13, 2013.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of ING Equity Trust as of May 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 26, 2013

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2013

	ING Growth Opportunities Fund	ING Large Cap Value Fund	ING Mid Cap Value Fund	ING MidCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$116,121,942	$383,336,972	$287,375,993	$1,139,692,512
Short-term investments at fair value**	4,798,739	14,935,967	3,225,455	31,520,930
Total Investments at fair value	$120,920,681	$398,272,939	$290,601,448	$1,171,213,442
Cash	369	112	2,564,976	—
Receivables:
Investment securities sold	791,103	11,184,661	6,172,764	13,484,852
Fund shares sold	217,867	998,734	233,881	2,370,074
Dividends	108,204	1,167,627	286,028	989,551
Interest	—	—	49	—
Foreign tax reclaims	—	—	6,788	—
Prepaid expenses	24,775	45,382	1,058	35,622
Reimbursement due from manager	—	3,792	—	21,730
Total assets	122,062,999	411,673,247	299,866,992	1,188,115,271
LIABILITIES:
Payable for investment securities purchased	1,125,989	4,785,239	4,968,017	20,863,774
Payable for fund shares redeemed	204,188	4,346,568	707,698	3,194,036
Payable upon receipt of securities loaned	2,797,234	6,176,044	315,765	7,447,823
Payable for investment management fees	78,548	221,677	174,574	734,405
Payable for administrative fees	10,066	34,104	24,939	97,920
Payable for distribution and shareholder service fees	38,316	32,132	—	193,546
Payable to custodian due to bank overdraft	—	—	—	21,678
Payable for trustee fees	506	1,781	1,353	4,651
Other accrued expenses and liabilities	44,073	6,717	99,153	358,949
Total liabilities	4,298,920	15,604,262	6,291,499	32,916,782
NET ASSETS	$117,764,079	$396,068,985	$293,575,493	$1,155,198,489
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$98,402,241	$301,619,516	$224,213,379	$936,281,251
Undistributed (distributions in excess of) net investment income/Accumulated net investment loss	(131,063)	1,412,219	621,966	(49,640)
Accumulated net realized gain (loss)	(649,205)	20,132,781	30,441,787	39,822,804
Net unrealized appreciation	20,142,106	72,904,469	38,298,361	179,144,074
NET ASSETS	$117,764,079	$396,068,985	$293,575,493	$1,155,198,489
______________
+ Including securities loaned at value	$2,732,339	$6,013,102	$300,580	$7,286,349
* Cost of investments in securities	$95,979,836	$310,432,503	$249,077,361	$960,548,438
** Cost of short-term investments	$4,798,739	$14,935,967	$3,225,455	$31,520,930

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2013 (CONTINUED)

	ING Growth Opportunities Fund	ING Large Cap Value Fund	ING Mid Cap Value Fund	ING MidCap Opportunities Fund
Class A
Net assets	$64,836,545	$57,211,055	n/a	$395,342,940
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.010	$0.010	n/a	$0.010
Shares outstanding	2,232,670	4,695,138	n/a	17,268,873
Net asset value and redemption price per share†	$29.04	$12.19	n/a	$22.89
Maximum offering price per share (5.75%)(1)	$30.81	$12.93	n/a	$24.29

Class B
Net assets	$1,697,397	$589,391	n/a	$5,514,513
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.010	$0.010	n/a	$0.010
Shares outstanding	63,482	48,573	n/a	273,362
Net asset value and redemption price per share†	$26.74	$12.13	n/a	$20.17

Class C
Net assets	$20,721,123	$22,862,334	n/a	$111,350,144
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.010	$0.010	n/a	$0.010
Shares outstanding	777,192	1,881,853	n/a	5,551,963
Net asset value and redemption price per share†	$26.66	$12.15	n/a	$20.06

Class I
Net assets	$27,896,060	$277,638,271	$293,575,493	$496,950,357
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010	$0.010
Shares outstanding	902,523	21,614,640	20,755,784	20,220,465
Net asset value and redemption price per share	$30.91	$12.84	$14.14	$24.58

Class O
Net assets	n/a	$374,959	n/a	$47,703,737
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$0.010	n/a	$0.010
Shares outstanding	n/a	30,784	n/a	2,088,909
Net asset value and redemption price per share	n/a	$12.18	n/a	$22.84

Class R
Net assets	n/a	$2,089,171	n/a	$653,723
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$0.010	n/a	$0.010
Shares outstanding	n/a	171,627	n/a	28,680
Net asset value and redemption price per share	n/a	$12.17	n/a	$22.79

Class R6
Net assets	n/a	$3,000	n/a	$3,000
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$0.010	n/a	$0.010
Shares outstanding	n/a	234	n/a	122
Net asset value and redemption price per share	n/a	$12.84	n/a	$24.58

Class W
Net assets	$2,612,954	$35,300,804	n/a	$97,680,075
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.010	$0.010	n/a	$0.010
Shares outstanding	85,976	2,755,657	n/a	3,999,355
Net asset value and redemption price per share	$30.39	$12.81	n/a	$24.42
______________
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2013

	ING Real Estate Fund	ING SmallCap Opportunities Fund	ING Value Choice Fund
ASSETS:
Investments in securities at fair value+*	$1,251,136,175	$280,432,341	$231,642,630
Short-term investments at fair value**	11,758,352	20,725,186	7,242,986
Total Investments at fair value	$1,262,894,527	$301,157,527	$238,885,616
Cash	—	39,418	69
Receivables:
Investment securities sold	4,749,593	1,528,568	4,210,482
Fund shares sold	4,676,442	1,069,486	204,663
Dividends	792,165	161,385	735,773
Prepaid expenses	36,183	39,006	7,395
Reimbursement due from manager	—	14,285	73,844
Total assets	1,273,148,910	304,009,675	244,117,842
LIABILITIES:
Payable for investment securities purchased	7,463,107	1,309,205	2,455,602
Payable for fund shares redeemed	1,561,929	385,378	1,141,943
Payable upon receipt of securities loaned	—	11,332,049	2,732,264
Payable for investment management fees	798,784	214,195	185,903
Payable for administrative fees	114,110	24,119	20,656
Payable for distribution and shareholder service fees	80,544	42,534	89,784
Payable for trustee fees	5,762	1,072	1,645
Proxy and solicitation cost (note 6)	—	—	303,466
Other accrued expenses and liabilities	185,630	130,478	302,618
Total liabilities	10,209,866	13,439,030	7,233,881
NET ASSETS	$1,262,939,044	$290,570,645	$236,883,961
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$967,088,529	$237,103,852	$238,607,480
Distributions in excess of net investment income	(1,613,153)	(742,055)	(7,547)
Accumulated net realized gain (loss)	(128,052,961)	10,043,554	(36,331,659)
Net unrealized appreciation	425,516,629	44,165,294	34,615,687
NET ASSETS	$1,262,939,044	$290,570,645	$236,883,961
______________
+ Including securities loaned at value	$—	$11,027,385	$2,658,094
* Cost of investments in securities	$825,619,546	$236,267,047	$197,026,943
** Cost of short-term investments	$11,758,352	$20,725,186	$7,242,986

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2013 (continued)

	ING Real Estate Fund	ING SmallCap Opportunities Fund	ING Value Choice Fund
Class A
Net assets	$214,477,273	$90,930,886	$127,592,884
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	12,448,257	1,811,855	7,683,464
Net asset value and redemption price per share†	$17.23	$50.19	$16.61
Maximum offering price per share (5.75%)(1)	$18.28	$53.25	$17.62

Class B
Net assets	$934,335	$1,121,307	$5,886,853
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	53,992	25,987	358,520
Net asset value and redemption price per share†	$17.30	$43.15	$16.42

Class C
Net assets	$25,680,454	$26,925,381	$64,264,840
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	1,423,992	625,234	3,938,449
Net asset value and redemption price per share†	$18.03	$43.06	$16.32

Class I
Net assets	$809,015,731	$156,543,010	$26,753,575
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	43,740,281	2,961,344	1,594,475
Net asset value and redemption price per share	$18.50	$52.86	$16.78

Class O
Net assets	$36,794,159	n/a	$5,019,609
Shares authorized	unlimited	n/a	unlimited
Par value	$0.010	n/a	$0.010
Shares outstanding	2,138,494	n/a	305,066
Net asset value and redemption price per share	$17.21	n/a	$16.45

Class R
Net assets	$719,297	$137,011	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$0.010	$0.010	n/a
Shares outstanding	41,840	2,744	n/a
Net asset value and redemption price per share	$17.19	$49.93	n/a

Class R6
Net assets	n/a	$3,000	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.010	n/a
Shares outstanding	n/a	57	n/a
Net asset value and redemption price per share	n/a	$52.86	n/a

Class W
Net assets	$175,317,795	$14,910,050	$7,366,200
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	8,433,999	284,424	404,981
Net asset value and redemption price per share	$20.79	$52.42	$18.19
______________
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2013

	ING Growth Opportunities Fund	ING Large Cap Value Fund	ING Mid Cap Value Fund	ING MidCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,279,044	$9,598,555	$4,625,792	$11,536,799
Interest	—	36	421	243
Securities lending income, net	1,301	—	69,649	39,576
Total investment income	1,280,345	9,598,591	4,695,862	11,576,618

EXPENSES:
Investment management fees	758,678	2,314,900	1,894,587	6,976,930
Distribution and shareholder service fees:
Class A	201,881	114,157	—	844,082
Class B	21,870	5,382	—	57,731
Class C	182,436	156,651	—	965,979
Class O	—	186	—	109,007
Class R	—	5,482	—	650
Transfer agent fees:
Class A	88,921	36,641	—	588,740
Class B	3,306	427	—	10,023
Class C	28,182	12,608	—	168,359
Class I	1,646	15,979	3,855	235,742
Class O	—	68	—	75,922
Class R	—	904	—	245
Class W	2,975	19,369	—	127,600
Administrative service fees	101,156	356,135	270,652	930,248
Shareholder reporting expense	16,871	18,569	21,581	107,307
Registration fees	79,761	113,192	—	176,195
Professional fees	20,228	37,241	36,113	73,672
Custody and accounting expense	21,594	36,753	99,032	113,018
Trustee fees	3,035	10,689	8,120	27,908
Offering expense	—	—	6,542	—
Miscellaneous expense	10,424	13,056	12,614	55,934
Interest expense	170	3,480	—	395
Total expenses	1,543,134	3,271,869	2,353,096	11,645,687
Net recouped/waived and reimbursed fees	(128,869)	(62,255)	33,070	(229,514)
Brokerage commission recapture	—	—	(52,763)	—
Net expenses	1,414,265	3,209,614	2,333,403	11,416,173
Net investment income (loss)	(133,920)	6,388,977	2,362,459	160,445

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	10,682,627	25,071,299	39,383,865	51,751,356
Foreign currency related transactions	—	—	(6,386)	(86)
Futures	—	576,779	—	—
Net realized gain	10,682,627	25,648,078	39,377,479	51,751,270
Net change in unrealized appreciation (depreciation) on:
Investments	8,563,287	64,312,725	32,495,758	138,959,928
Foreign currency related transactions	—	—	157	109
Net change in unrealized appreciation (depreciation)	8,563,287	64,312,725	32,495,915	138,960,037
Net realized and unrealized gain	19,245,914	89,960,803	71,873,394	190,711,307
Increase in net assets resulting from operations	$19,111,994	$96,349,780	$74,235,853	$190,871,752
______________
* Foreign taxes withheld	$—	$62,771	$28,998	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2013

	ING Real Estate Fund	ING SmallCap Opportunities Fund	ING Value Choice Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$25,436,438	$1,940,700	$7,313,518
Interest	—	—	176,058
Securities lending income, net	—	53,797	155,319
Total investment income	25,436,438	1,994,497	7,644,895

EXPENSES:
Investment management fees	8,066,636	1,925,879	2,961,450
Distribution and shareholder service fees:
Class A	499,873	188,671	443,700
Class B	10,175	12,436	73,446
Class C	218,596	231,688	823,612
Class O	90,514	—	12,483
Class R	1,637	106	—
Transfer agent fees:
Class A	234,010	136,812	341,766
Class B	1,205	2,317	14,171
Class C	25,360	42,300	158,767
Class I	262,546	211,026	54,694
Class O	42,438	—	9,609
Class R	342	35	—
Class W	166,678	13,632	33,472
Administrative service fees	1,152,364	214,320	329,048
Shareholder reporting expense	101,896	33,569	66,723
Registration fees	146,146	101,963	134,188
Professional fees	120,631	27,606	48,708
Custody and accounting expense	125,219	38,650	95,231
Trustee fees	34,571	6,430	9,872
Proxy and solicitation cost (note 6)	—	—	356,900
Miscellaneous expense	62,052	15,438	54,639
Interest expense	—	60	2,494
Total expenses	11,362,889	3,202,938	6,024,973
Net waived and reimbursed fees	—	(254,543)	(1,126,654)
Brokerage commission recapture	—	—	(150,967)
Net expenses	11,362,889	2,948,395	4,747,352
Net investment income (loss)	14,073,549	(953,898)	2,897,543

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	36,257,814	16,788,860	(22,308,282)
Net realized gain (loss)	36,257,814	16,788,860	(22,308,282)
Net change in unrealized appreciation (depreciation) on:
Investments	95,449,273	38,236,719	94,989,501
Net change in unrealized appreciation (depreciation)	95,449,273	38,236,719	94,989,501
Net realized and unrealized gain	131,707,087	55,025,579	72,681,219
Increase in net assets resulting from operations	$145,780,636	$54,071,681	$75,578,762
______________
* Foreign taxes withheld	$—	$1,541	$197,943

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Growth Opportunities Fund		ING Large Cap Value Fund
	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2013	Year Ended May 31, 2012
FROM OPERATIONS:
Net investment income (loss)	$(133,920)	$(26,777)	$6,388,977	$4,572,997
Net realized gain	10,682,627	12,204,285	25,648,078	6,638,805
Net change in unrealized appreciation (depreciation)	8,563,287	(4,784,214)	64,312,725	(7,587,724)
Increase in net assets resulting from operations	19,111,994	7,393,294	96,349,780	3,624,078

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(34,361)	(707,095)	(430,737)
Class B	—	—	(4,672)	(6,947)
Class C	—	—	(137,335)	(105,171)
Class I	—	(82,635)	(4,753,594)	(3,474,973)
Class O	—	—	(654)	—
Class R	—	—	(12,795)	(50)
Class W	—	(971)	(368,979)	(68,842)
Net realized gains:
Class A	—	—	(1,267,110)	(369,248)
Class B	—	—	(15,047)	(8,187)
Class C	—	—	(402,509)	(118,271)
Class I	—	—	(9,360,834)	(2,662,438)
Class R	—	—	(32,270)	(56)
Class W	—	—	(681,691)	(59,191)
Total distributions	—	(117,967)	(17,744,585)	(7,304,111)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	69,617,443	50,486,537	284,298,722	163,102,589
Reinvestment of distributions	—	111,100	17,330,043	7,134,517
	69,617,443	50,597,637	301,628,765	170,237,106
Cost of shares redeemed	(49,205,146)	(55,612,831)	(212,850,907)	(55,834,728)
Net increase (decrease) in net assets resulting from capital share transactions	20,412,297	(5,015,194)	88,777,858	114,402,378
Net increase in net assets	39,524,291	2,260,133	167,383,053	110,722,345

NET ASSETS:
Beginning of year or period	78,239,788	75,979,655	228,685,932	117,963,587
End of year or period	$117,764,079	$78,239,788	$396,068,985	$228,685,932
Undistributed net investment income/Accumulated netinvestment loss at end of year or period	$(131,063)	$7,984	$1,412,219	$989,296

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Mid Cap Value Fund		ING MidCap Opportunities Fund
	Year Ended May 31, 2013	October 3, 2011(1) to May 31, 2012	Year Ended May 31, 2013	Year Ended May 31, 2012
FROM OPERATIONS:
Net investment income (loss)	$2,362,459	$975,517	$160,445	$(793,202)
Net realized gain	39,377,479	24,923,616	51,751,270	33,776,850
Net change in unrealized appreciation (depreciation)	32,495,915	5,802,446	138,960,037	(69,027,772)
Increase (decrease) in net assets resulting from operations	74,235,853	31,701,579	190,871,752	(36,044,124)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(2,335,658)	(409,627)	—	(24,956)
Class W	—	—	—	(4,117)
Net realized gains:
Class A	—	—	(8,848,804)	(7,419,028)
Class B	—	—	(167,164)	(244,256)
Class C	—	—	(2,797,118)	(2,687,087)
Class I	(30,471,327)	(3,388,978)	(9,493,447)	(5,037,643)
Class O	—	—	(1,123,400)	(1,220,761)
Class R	—	—	(2,232)	(98)
Class W	—	—	(1,812,670)	(1,095,586)
Total distributions	(32,806,985)	(3,798,605)	(24,244,835)	(17,733,532)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	87,520,489	232,133,811	484,936,254	447,247,317
Payment from distribution/payment by affiliate	—	—	—	111,635
Reinvestment of distributions	32,806,985	3,798,605	18,835,688	12,504,404
	120,327,474	235,932,416	503,771,942	459,863,356
Cost of shares redeemed	(96,060,733)	(35,955,506)	(264,403,684)	(236,126,636)
Net increase in net assets resulting from capital share transactions	24,266,741	199,976,910	239,368,258	223,736,720
Net increase in net assets	65,695,609	227,879,884	405,995,175	169,959,064

NET ASSETS:
Beginning of year or period	227,879,884	—	749,203,314	579,244,250
End of year or period	$293,575,493	$227,879,884	$1,155,198,489	$749,203,314
Undistributed (distributions in excess of) net investmentincome at end of year or period	$621,966	$533,713	$(49,640)	$(5,183)
______________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Real Estate Fund		ING SmallCap Opportunities Fund
	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2013	Year Ended May 31, 2012
FROM OPERATIONS:
Net investment income (loss)	$14,073,549	$8,981,594	$(953,898)	$(1,151,140)
Net realized gain	36,257,814	22,082,160	16,788,860	19,078,331
Net change in unrealized appreciation (depreciation)	95,449,273	2,003,570	38,236,719	(20,632,717)
Increase (decrease) in net assets resulting from operations	145,780,636	33,067,324	54,071,681	(2,705,526)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(3,942,654)	(3,256,930)	—	—
Class B	(12,544)	(14,869)	—	—
Class C	(259,849)	(191,391)	—	—
Class I	(16,133,772)	(12,170,551)	—	—
Class O	(715,643)	(686,360)	—	—
Class R	(5,483)	(248)	—	—
Class W	(2,655,520)	(1,473,082)	—	—
Net realized gains:
Class A	—	—	(1,201,448)	—
Class B	—	—	(23,675)	—
Class C	—	—	(426,807)	—
Class I	—	—	(1,621,547)	—
Class R	—	—	(378)	—
Class W	—	—	(143,461)	—
Total distributions	(23,725,465)	(17,793,431)	(3,417,316)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	466,839,457	399,400,013	113,231,083	90,497,848
Payment from distribution/payment by affiliate	—	—	—	353,112
Reinvestment of distributions	13,377,777	8,372,114	2,605,941	—
	480,217,234	407,772,127	115,837,024	90,850,960
Cost of shares redeemed	(323,707,914)	(228,451,177)	(51,804,276)	(51,503,584)
Net increase in net assets resulting from capital share transactions	156,509,320	179,320,950	64,032,748	39,347,376
Net increase in net assets	278,564,491	194,594,843	114,687,113	36,641,850

NET ASSETS:
Beginning of year or period	984,374,553	789,779,710	175,883,532	139,241,682
End of year or period	$1,262,939,044	$984,374,553	$290,570,645	$175,883,532
Distributions in excess of net investment income/Accumulated net investment loss at end of year or period	$(1,613,153)	$(1,842,578)	$(742,055)	$(2,231)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Value Choice Fund
	Year Ended May 31, 2013	Year Ended May 31, 2012
FROM OPERATIONS:
Net investment income	$2,897,543	$6,715,877
Net realized gain (loss)	(22,308,282)	14,187,243
Net change in unrealized appreciation (depreciation)	94,989,501	(170,729,101)
Increase (decrease) in net assets resulting from operations	75,578,762	(149,825,981)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,959,506)	(3,555,499)
Class B	(50,098)	—
Class C	(485,273)	(135,720)
Class I	(457,014)	(1,278,903)
Class O	(72,006)	(57,448)
Class W	(161,956)	(601,698)
Net realized gains:
Class A	—	(42,256,561)
Class B	—	(1,409,474)
Class C	—	(17,596,476)
Class I	—	(10,856,829)
Class O	—	(628,487)
Class W	—	(5,186,507)
Total distributions	(3,185,853)	(83,563,602)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	31,058,058	175,382,068
Reinvestment of distributions	2,684,612	67,150,853
	33,742,670	242,532,921
Cost of shares redeemed	(379,595,004)	(537,692,616)
Net decrease in net assets resulting from capital share transactions	(345,852,334)	(295,159,695)
Net decrease in net assets	(273,459,425)	(528,549,278)

NET ASSETS:
Beginning of year or period	510,343,386	1,038,892,664
End of year or period	$236,883,961	$510,343,386
Undistributed (distributions in excess of) net investment income at end of year or period	$(7,547)	$821,473

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Growth Opportunities Fund
Class A
05-31-13	23.92	(0.02)		5.14	5.12	—	—	—	—	—	29.04	21.40	1.51	1.35		1.35		(0.09)		64,837	123
05-31-12	23.21	0.00	*	0.73	0.73	0.02	—	—	0.02	—	23.92	3.15	1.67	1.35		1.35		0.02		48,045	151
05-31-11	17.47	0.07		5.67	5.74	—	—	—	—	—	23.21	32.86	1.68	1.35	†	1.35	†	0.35	†	44,528	90
05-31-10	14.08	(0.05)		3.44	3.39	—	—	—	—	—	17.47	24.08	1.68	1.35	†	1.35	†	(0.26	)†	37,356	143
05-31-09	22.32	(0.04)		(8.20)	(8.24)	—	—	—	—	—	14.08	(36.92)	1.74	1.43	†	1.42	†	(0.20	)†	35,676	166
Class B
05-31-13	22.17	(0.18	)•	4.75	4.57	—	—	—	—	—	26.74	20.61	2.16	2.00		2.00		(0.76)		1,697	123
05-31-12	21.63	(0.14	)•	0.68	0.54	—	—	—	—	—	22.17	2.50	2.32	2.00		2.00		(0.66)		2,984	151
05-31-11	16.39	(0.06	)•	5.30	5.24	—	—	—	—	—	21.63	31.97	2.33	2.00	†	2.00	†	(0.30	)†	6,783	90
05-31-10	13.30	(0.14	)•	3.23	3.09	—	—	—	—	—	16.39	23.23	2.33	2.00	†	2.00	†	(0.92	)†	9,956	143
05-31-09	21.22	(0.14	)•	(7.78)	(7.92)	—	—	—	—	—	13.30	(37.32)	2.37	2.08	†	2.07	†	(0.91	)†	14,383	166
Class C
05-31-13	22.10	(0.17)		4.73	4.56	—	—	—	—	—	26.66	20.63	2.16	2.00		2.00		(0.73)		20,721	123
05-31-12	21.57	(0.13)		0.66	0.53	—	—	—	—	—	22.10	2.46	2.32	2.00		2.00		(0.63)		16,049	151
05-31-11	16.34	(0.06)		5.29	5.23	—	—	—	—	—	21.57	32.01	2.33	2.00	†	2.00	†	(0.30	)†	16,850	90
05-31-10	13.26	(0.14	)•	3.22	3.08	—	—	—	—	—	16.34	23.23	2.33	2.00	†	2.00	†	(0.91	)†	14,777	143
05-31-09	21.15	(0.14)		(7.75)	(7.89)	—	—	—	—	—	13.26	(37.30)	2.39	2.08	†	2.07	†	(0.85	)†	15,257	166
Class I
05-31-13	25.37	0.07		5.47	5.54	—	—	—	—	—	30.91	21.84	1.01	1.00		1.00		0.29		27,896	123
05-31-12	24.57	0.11	•	0.75	0.86	0.06	—	—	0.06	—	25.37	3.51	1.05	1.00		1.00		0.48		9,975	151
05-31-11	18.44	0.15		5.98	6.13	—	—	—	—	—	24.57	33.24	1.07	1.00	†	1.00	†	0.69	†	6,711	90
05-31-10	14.82	0.02		3.60	3.62	—	—	—	—	—	18.44	24.43	1.09	1.00	†	1.00	†	0.08	†	5,422	143
05-31-09	23.38	0.05		(8.61)	(8.56)	—	—	—	—	—	14.82	(36.61)	1.19	0.98	†	0.97	†	0.29	†	11,349	166
Class W
05-31-13	24.94	0.06		5.39	5.45	—	—	—	—	—	30.39	21.85	1.16	1.00		1.00		0.29		2,613	123
05-31-12	24.15	0.07		0.77	0.84	0.05	—	—	0.05	—	24.94	3.49	1.32	1.00		1.00		0.30		1,188	151
05-31-11	18.19	0.11		5.85	5.96	—	—	—	—	—	24.15	32.77	1.33	1.00	†	1.00	†	0.65	†	1,109	90
11-23-09(4) –05-31-10	14.57	0.08		3.54	3.62	—	—	—	—	—	18.19	24.85	1.29	0.69	†	0.69	†	0.40	†	269	143

ING Large Cap Value Fund
Class A
05-31-13	9.88	0.17		2.62	2.79	0.18	0.30	—	0.48	—	12.19	29.02	1.15	1.14		1.14		1.55		57,211	123
05-31-12	10.44	0.23	•	(0.41)	(0.18)	0.21	0.17	—	0.38	—	9.88	(1.53)	1.21	1.15		1.15		2.30		32,435	84
05-31-11	8.53	0.20		1.91	2.11	0.18	0.02	—	0.20	—	10.44	25.07	1.20	1.14	†	1.14	†	2.18	†	11,331	46
05-31-10	7.00	0.16		1.52	1.68	0.15	—	—	0.15	—	8.53	24.22	2.12	1.25	†	1.25	†	1.94	†	6,788	113
05-31-09	9.63	0.21		(2.62)	(2.41)	0.22	—	—	0.22	—	7.00	(25.15)	4.09	1.25	†	1.25	†	3.08	†	5,580	108
Class B
05-31-13	9.83	0.09	•	2.60	2.69	0.09	0.30	—	0.39	—	12.13	28.06	1.90	1.89		1.89		0.82		589	123
05-31-12	10.40	0.16	•	(0.41)	(0.25)	0.15	0.17	—	0.32	—	9.83	(2.27)	1.96	1.90		1.90		1.58		567	84
05-31-11	8.51	0.13		1.90	2.03	0.12	0.02	—	0.14	—	10.40	24.01	1.95	1.89	†	1.89	†	1.44	†	295	46
05-31-10	6.99	0.09		1.53	1.62	0.10	—	—	0.10	—	8.51	23.31	2.87	2.00	†	2.00	†	1.16	†	219	113
05-31-09	9.61	0.16	•	(2.60)	(2.44)	0.18	—	—	0.18	—	6.99	(25.54)	4.84	2.00	†	2.00	†	2.47	†	98	108

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Large Cap Value Fund (continued)
Class C
05-31-13	9.85	0.08		2.62	2.70	0.10	0.30	—	0.40	—		12.15	28.11		1.90	1.89		1.89		0.80		22,862	123
05-31-12	10.43	0.15	•	(0.40)	(0.25)	0.16	0.17	—	0.33	—		9.85	(2.31)		1.96	1.90		1.90		1.55		12,095	84
05-31-11	8.54	0.11		1.92	2.03	0.12	0.02	—	0.14	—		10.43	23.98		1.95	1.89	†	1.89	†	1.40	†	3,697	46
05-31-10	7.01	0.10		1.53	1.63	0.10	—	—	0.10	—		8.54	23.32		2.87	2.00	†	2.00	†	1.19	†	1,201	113
05-31-09	9.62	0.14	•	(2.57)	(2.43)	0.18	—	—	0.18	—		7.01	(25.33)		4.84	2.00	†	2.00	†	2.20	†	935	108
Class I
05-31-13	10.38	0.22	•	2.75	2.97	0.21	0.30	—	0.51	—		12.84	29.44		0.82	0.80		0.80		1.90		277,638	123
05-31-12	10.95	0.28	•	(0.43)	(0.15)	0.25	0.17	—	0.42	—		10.38	(1.22)		0.87	0.80		0.80		2.69		177,157	84
05-31-11	8.95	0.23		2.00	2.23	0.21	0.02	—	0.23	—		10.95	25.22		0.88	0.82	†	0.82	†	2.51	†	102,577	46
03-31-10(4)– 05-31-10	9.46	0.04		(0.51)	(0.47)	0.04	—	—	0.04	—		8.95	(4.99)		1.84	0.97	†	0.97	†	2.18	†	44	113
Class O
01-28-13(4)– 05-31-13	11.15	0.06	•	1.00	1.06	0.03	—	—	0.03	—		12.18	9.54		1.15	1.14		1.14		1.54		375	123
Class R
05-31-13	9.88	0.14		2.62	2.76	0.17	0.30	—	0.47	—		12.17	28.74		1.40	1.34		1.34		1.32		2,089	123
08-05-11(4)– 05-31-12	9.19	0.16	•	0.85	1.01	0.15	0.17	—	0.32	—		9.88	11.22		1.46	1.39		1.39		2.02		87	84
Class R6
05-31-13(4)– 05-31-13	12.84	0.00	*	0.00 *	0.00 *	—	—	—	—	—		12.84	0.00		0.79	0.78		0.78		1.92		3	123
Class W
05-31-13	10.36	0.19		2.76	2.95	0.20	0.30	—	0.50	—		12.81	29.32		0.90	0.89		0.89		1.79		35,301	123
05-31-12	10.93	0.26	•	(0.42)	(0.16)	0.24	0.17	—	0.41	—		10.36	(1.29)		0.96	0.90		0.90		2.53		6,345	84
05-31-11	8.93	0.19		2.04	2.23	0.21	0.02	—	0.23	—		10.93	25.25		0.95	0.89	†	0.89	†	2.37	†	64	46
06-01-09(4)– 05-31-10	7.50	0.17		1.43	1.60	0.17	—	—	0.17	—		8.93	21.48		1.84	0.97	†	0.97	†	2.20	†	4	113

ING Mid Cap Value Fund
Class I
05-31-13	12.30	0.12		3.40	3.52	0.12	1.56	—	1.68	—		14.14	30.87		0.87	0.88		0.86		0.87		293,575	111
10-03-11(4)– 05-31-12	10.00	0.06		2.52	2.58	0.03	0.25	—	0.28	—		12.30	26.07		0.92	0.90		0.87		0.84		227,880	88

ING MidCap Opportunities Fund
Class A
05-31-13	19.35	(0.02)		4.11	4.09	—	0.55	—	0.55	—		22.89	21.54		1.33	1.33		1.33		(0.09)		395,343	81
05-31-12	21.14	(0.03)		(1.17)	(1.20)	—	0.59	—	0.59	0.00	*	19.35	(5.43	)(a)	1.37	1.35		1.35		(0.17)		292,698	89
05-31-11	15.25	0.01		5.88	5.89	—	—	—	—	—		21.14	38.62		1.38	1.34	†	1.34	†	0.09	†	288,383	70
05-31-10	11.35	(0.06	)•	3.90	3.84	—	—	—	—	0.06		15.25	34.36	(b)	1.55	1.35	†	1.35	†	(0.40	)†	140,802	117
05-31-09	16.65	(0.05	)•	(5.13)	(5.18)	—	0.12	—	0.12	0.00	*	11.35	(31.05	)(c)	1.73	1.35	†	1.35	†	(0.41	)†	112,412	201
Class B
05-31-13	17.24	(0.16	)•	3.64	3.48	—	0.55	—	0.55	—		20.17	20.63		2.08	2.08		2.08		(0.85)		5,515	81
05-31-12	19.05	(0.16	)•	(1.06)	(1.22)	—	0.59	—	0.59	0.00	*	17.24	(6.14	)(a)	2.12	2.10		2.10		(0.93)		6,245	89
05-31-11	13.84	(0.10	)•	5.31	5.21	—	—	—	—	—		19.05	37.64		2.13	2.09	†	2.09	†	(0.63	)†	9,999	70
05-31-10	10.38	(0.15	)•	3.55	3.40	—	—	—	—	0.06		13.84	33.33	(b)	2.30	2.10	†	2.10	†	(1.20	)†	13,644	117
05-31-09	15.36	(0.14	)•	(4.72)	(4.86)	—	0.12	—	0.12	0.00	*	10.38	(31.58	)(c)	2.43	2.10	†	2.10	†	(1.23	)†	17,546	201

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payment by affiliate		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING MidCap Opportunities Fund (continued)
Class C
05-31-13	17.15	(0.15)		3.61	3.46	—		0.55	—	0.55	—		20.06	20.62		2.08	2.08		2.08		(0.85)		111,350	81
05-31-12	18.95	(0.16	)•	(1.05)	(1.21)	—		0.59	—	0.59	0.00	*	17.15	(6.11	)(a)	2.12	2.10		2.10		(0.92)		87,941	89
05-31-11	13.76	(0.09)		5.28	5.19	—		—	—	—	—		18.95	37.72		2.13	2.09	†	2.09	†	(0.65	)†	84,997	70
05-31-10	10.33	(0.14	)•	3.51	3.37	—		—	—	—	0.06		13.76	33.20	(b)	2.30	2.10	†	2.10	†	(1.16	)†	53,098	117
05-31-09	15.27	(0.14)		(4.68)	(4.82)	—		0.12	—	0.12	0.00	*	10.33	(31.50	)(c)	2.43	2.10	†	2.10	†	(1.19	)†	43,922	201
Class I
05-31-13	20.65	0.06		4.42	4.48	—		0.55	—	0.55	—		24.58	22.08		0.97	0.91		0.91		0.34		496,950	81
05-31-12	22.42	0.06	•	(1.24)	(1.18)	0.00	*	0.59	—	0.59	0.00	*	20.65	(5.01	)(a)	1.01	0.91		0.91		0.29		265,400	89
05-31-11	16.09	0.11	•	6.22	6.33	—		—	—	—	—		22.42	39.34		0.96	0.90	†	0.90	†	0.54	†	123,898	70
05-31-10	11.94	0.01		4.07	4.08	—		—	—	—	0.07		16.09	34.76	(b)	1.20	1.00	†	1.00	†	0.05	†	25,803	117
05-31-09	17.42	0.02	•	(5.38)	(5.36)	—		0.12	—	0.12	0.00	*	11.94	(30.71	)(c)	1.18	0.85	†	0.85	†	0.13	†	8,475	201
Class O
05-31-13	19.31	(0.02)		4.10	4.08	—		0.55	—	0.55	—		22.84	21.54		1.33	1.33		1.33		(0.09)		47,704	81
05-31-12	21.10	(0.03)		(1.17)	(1.20)	—		0.59	—	0.59	0.00	*	19.31	(5.44	)(a)	1.37	1.35		1.35		(0.17)		41,517	89
05-31-11	15.21	0.02		5.87	5.89	—		—	—	—	—		21.10	38.72		1.38	1.34	†	1.34	†	0.11	†	45,434	70
05-31-10	11.32	(0.06)		3.89	3.83	—		—	—	—	0.06		15.21	34.36	(b)	1.55	1.35	†	1.35	†	(0.41	)†	34,216	117
06-04-08(4)– 05-31-09	16.47	0.00	*	(5.03)	(5.03)	—		0.12	—	0.12	0.00	*	11.32	(30.48	)(c)	1.68	1.35	†	1.35	†	0.03	†	28,177	201
Class R
05-31-13	19.31	(0.08	)•	4.11	4.03	—		0.55	—	0.55	—		22.79	21.27		1.58	1.58		1.58		(0.35)		654	81
08-05-11(4)– 05-31-12	17.95	(0.07	)•	2.02	1.95	—		0.59	—	0.59	0.00	*	19.31	11.15	(a)	1.62	1.60		1.60		(0.45)		14	89
Class R6
05-31-13(4)– 05-31-13	24.58	0.00	*	0.00 *	0.00 *	—		—	—	—	—		24.58	0.00		0.88	0.88		0.88		0.37		3	81
Class W
05-31-13	20.56	0.03		4.38	4.41	—		0.55	—	0.55	—		24.42	21.83		1.08	1.08		1.08		0.16		97,680	81
05-31-12	22.37	0.01		(1.23)	(1.22)	0.00	*	0.59	—	0.59	0.00	*	20.56	(5.20	)(a)	1.12	1.10		1.10		0.08		55,387	89
05-31-11	16.09	0.05		6.23	6.28	—		—	—	—	—		22.37	39.03		1.13	1.09	†	1.09	†	0.34	†	26,533	70
06-01-09(4)– 05-31-10	12.38	0.01		3.63	3.64	—		—	—	—	0.07		16.09	29.97	(b)	1.23	1.03	†	1.03	†	0.16	†	5,392	117

ING Real Estate Fund
Class A
05-31-13	15.45	0.16	•	1.95	2.11	0.33		—	—	0.33	—		17.23	13.78		1.22	1.22		1.22		0.99		214,477	40
05-31-12	15.23	0.14		0.39	0.53	0.31		—	—	0.31	—		15.45	3.66		1.20	1.20		1.20		0.88		177,041	36
05-31-11	11.91	0.09	•	3.50	3.59	0.27		—	—	0.27	—		15.23	30.67		1.21	1.22	†	1.22	†	0.71	†	152,777	43
05-31-10	7.63	0.20		4.42	4.62	0.22		—	0.12	0.34	—		11.91	61.88		1.25	1.25	†	1.25	†	2.03	†	114,792	51
05-31-09	14.89	0.26	•	(7.14)	(6.88)	0.24		—	0.14	0.38	—		7.63	(46.62)		1.35	1.34	†	1.34	†	2.65	†	57,141	105
Class B
05-31-13	15.51	0.04	•	1.95	1.99	0.20		—	—	0.20	—		17.30	12.92		1.97	1.97		1.97		0.25		934	40
05-31-12	15.28	0.02	•	0.40	0.42	0.19		—	—	0.19	—		15.51	2.87		1.95	1.95		1.95		0.11		1,007	36
05-31-11	11.94	(0.01	)•	3.52	3.51	0.17		—	—	0.17	—		15.28	29.71		1.96	1.97	†	1.97	†	(0.04	)†	1,404	43
05-31-10	7.65	0.13	•	4.44	4.57	0.16		—	0.12	0.28	—		11.94	60.83		2.00	2.00	†	2.00	†	1.32	†	1,665	51
05-31-09	14.93	0.17	•	(7.16)	(6.99)	0.15		—	0.14	0.29	—		7.65	(47.07)		2.10	2.09	†	2.09	†	1.75	†	1,374	105

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Real Estate Fund (continued)
Class C
05-31-13	16.16	0.04	•	2.04	2.08	0.21	—	—	0.21	—	18.03	12.92		1.97	1.97		1.97		0.24		25,680	40
05-31-12	15.92	0.02	•	0.41	0.43	0.19	—	—	0.19	—	16.16	2.85		1.95	1.95		1.95		0.14		17,615	36
05-31-11	12.44	(0.01	)•	3.67	3.66	0.18	—	—	0.18	—	15.92	29.72		1.96	1.97	†	1.97	†	(0.07	)†	14,016	43
05-31-10	7.96	0.13	•	4.63	4.76	0.16	—	0.12	0.28	—	12.44	60.80		2.00	2.00	†	2.00	†	1.28	†	6,305	51
05-31-09	15.52	0.21	•	(7.46)	(7.25)	0.17	—	0.14	0.31	—	7.96	(47.02)		2.10	2.09	†	2.09	†	2.32	†	3,955	105
Class I
05-31-13	16.56	0.24	•	2.09	2.33	0.39	—	—	0.39	—	18.50	14.19		0.89	0.89		0.89		1.32		809,016	40
05-31-12	16.31	0.20		0.40	0.60	0.35	—	—	0.35	—	16.56	3.89		0.90	0.90		0.90		1.17		654,590	36
05-31-11	12.73	0.15	•	3.75	3.90	0.32	—	—	0.32	—	16.31	31.14		0.86	0.87	†	0.87	†	1.06	†	551,630	43
05-31-10	8.13	0.26		4.71	4.97	0.25	—	0.12	0.37	—	12.73	62.54		0.90	0.90	†	0.90	†	2.43	†	399,788	51
05-31-09	15.84	0.32	•	(7.61)	(7.29)	0.28	—	0.14	0.42	—	8.13	(46.44)		0.92	0.91	†	0.91	†	3.25	†	316,925	105
Class O
05-31-13	15.43	0.16		1.95	2.11	0.33	—	—	0.33	—	17.21	13.80		1.22	1.22		1.22		0.99		36,794	40
05-31-12	15.21	0.12		0.40	0.52	0.30	—	—	0.30	—	15.43	3.65		1.20	1.20		1.20		0.88		34,055	36
05-31-11	11.89	0.09		3.50	3.59	0.27	—	—	0.27	—	15.21	30.70		1.21	1.22	†	1.22	†	0.71	†	35,419	43
05-31-10	7.61	0.20		4.42	4.62	0.22	—	0.12	0.34	—	11.89	62.05		1.25	1.25	†	1.25	†	2.04	†	28,574	51
05-31-09	14.86	0.25		(7.12)	(6.87)	0.24	—	0.14	0.38	—	7.61	(46.66)		1.35	1.34	†	1.34	†	2.54	†	17,709	105
Class R
05-31-13	15.43	0.11	•	1.96	2.07	0.31	—	—	0.31	—	17.19	13.51		1.47	1.47		1.47		0.64		719	40
08-05-11(4)– 05-31-12	13.11	0.01	•	2.53	2.54	0.22	—	—	0.22	—	15.43	19.61		1.45	1.45		1.45		0.09		104	36
Class W
05-31-13	18.56	0.24	•	2.36	2.60	0.37	—	—	0.37	—	20.79	14.11		0.97	0.97		0.97		1.22		175,318	40
05-31-12	18.23	0.20	•	0.47	0.67	0.34	—	—	0.34	—	18.56	3.87		0.95	0.95		0.95		1.13		99,962	36
05-31-11	14.19	0.15	•	4.19	4.34	0.30	—	—	0.30	—	18.23	31.07		0.96	0.97	†	0.97	†	0.92	†	34,534	43
05-31-10	9.03	0.24		5.29	5.53	0.25	—	0.12	0.37	—	14.19	62.45		1.00	1.00	†	1.00	†	2.02	†	8,628	51
05-31-09	17.52	0.38	•	(8.45)	(8.07)	0.28	—	0.14	0.42	—	9.03	(46.47)		0.92	0.91	†	0.91	†	3.97	†	826	105

ING SmallCap Opportunities Fund
Class A
05-31-13	40.08	(0.24)		11.07	10.83	—	0.72	—	0.72	—	50.19	27.36		1.53	1.50		1.50		(0.57)		90,931	45
05-31-12	42.28	(0.33)		(1.95)	(2.28)	—	—	—	—	0.08	40.08	(5.20	)(d)	1.60	1.50		1.50		(0.79)		65,652	72
05-31-11	31.17	(0.28	)•	11.39	11.11	—	—	—	—	—	42.28	35.64		1.58	1.50	†	1.50	†	(0.80	)†	81,526	85
05-31-10	22.81	(0.20	)•	8.18	7.98	—	—	—	—	0.38	31.17	36.65	(e)	1.78	1.50	†	1.50	†	(0.72	)†	73,545	114
05-31-09	34.07	(0.16)		(11.10)	(11.26)	—	—	—	—	—	22.81	(33.05)		1.96	1.50	†	1.50	†	(0.60	)†	69,551	178
Class B
05-31-13	34.81	(0.50	)•	9.56	9.06	—	0.72	—	0.72	—	43.15	26.41		2.28	2.25		2.25		(1.30)		1,121	45
05-31-12	37.00	(0.52	)•	(1.74)	(2.26)	—	—	—	—	0.07	34.81	(5.92	)(d)	2.35	2.25		2.25		(1.54)		1,420	72
05-31-11	27.48	(0.48	)•	10.00	9.52	—	—	—	—	—	37.00	34.64		2.33	2.25	†	2.25	†	(1.55	)†	2,577	85
05-31-10	20.27	(0.41	)•	7.28	6.87	—	—	—	—	0.34	27.48	35.57	(e)	2.53	2.25	†	2.25	†	(1.66	)†	3,434	114
05-31-09	30.50	(0.31	)•	(9.92)	(10.23)	—	—	—	—	—	20.27	(33.54)		2.66	2.25	†	2.25	†	(1.38	)†	4,879	178

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING SmallCap Opportunities Fund (continued)
Class C
05-31-13	34.74	(0.51	)•	9.55	9.04	—	0.72	—	0.72	—		43.06	26.41		2.28	2.25		2.25		(1.32)		26,925	45
05-31-12	36.93	(0.52	)•	(1.74)	(2.26)	—	—	—	—	0.07		34.74	(5.93	)(d)	2.35	2.25		2.25		(1.54)		21,337	72
05-31-11	27.43	(0.48	)•	9.98	9.50	—	—	—	—	—		36.93	34.63		2.33	2.25	†	2.25	†	(1.54	)†	25,210	85
05-31-10	20.22	(0.36	)•	7.23	6.87	—	—	—	—	0.34		27.43	35.66	(e)	2.53	2.25	†	2.25	†	(1.44	)†	20,356	114
05-31-09	30.43	(0.33)		(9.88)	(10.21)	—	—	—	—	—		20.22	(33.55)		2.66	2.25	†	2.25	†	(1.35	)†	16,536	178
Class I
05-31-13	42.02	(0.06)		11.62	11.56	—	0.72	—	0.72	—		52.86	27.84		1.30	1.10		1.10		(0.17)		156,543	45
05-31-12	44.15	(0.17	)•	(2.04)	(2.21)	—	—	—	—	0.08		42.02	(4.82	)(d)	1.32	1.10		1.10		(0.40)		83,733	72
05-31-11	32.40	(0.13	)•	11.88	11.75	—	—	—	—	—		44.15	36.27		1.16	1.08	†	1.08	†	(0.33	)†	28,813	85
05-31-10	23.59	(0.04)		8.45	8.41	—	—	—	—	0.40		32.40	37.35	(e)	1.29	1.01	†	1.01	†	(0.15	)†	7,423	114
05-31-09	35.05	(0.03)		(11.43)	(11.46)	—	—	—	—	—		23.59	(32.70)		1.42	1.01	†	1.01	†	(0.10	)†	5,226	178
Class R
05-31-13	39.97	(0.30	)•	10.98	10.68	—	0.72	—	0.72	—		49.93	27.06		1.78	1.75		1.75		(0.65)		137	45
08-05-11(4)– 05-31-12	35.38	(0.33	)•	4.84	4.51	—	—	—	—	0.08		39.97	12.97	(d)	1.85	1.75		1.75		(1.03)		3	72
Class R6
05-31-13(4)– 05-31-13	52.86	0.00	*	0.00 *	0.00 *	—	—	—	—	—		52.86	0.00		1.08	1.05		1.05		(0.12)		3	45
Class W
05-31-13	41.73	(0.10	)•	11.51	11.41	—	0.72	—	0.72	—		52.42	27.67		1.28	1.25		1.25		(0.22)		14,910	45
05-31-12	43.91	(0.22	)•	(2.04)	(2.26)	—	—	—	—	0.08		41.73	(4.96	)(d)	1.35	1.25		1.25		(0.53)		3,738	72
05-31-11	32.29	(0.15)		11.77	11.62	—	—	—	—	—		43.91	35.99		1.33	1.25	†	1.25	†	(0.51	)†	1,116	85
05-31-10	23.54	(0.14	)•	8.49	8.35	—	—	—	—	0.40		32.29	37.17	(e)	1.40	1.12	†	1.12	†	(0.50	)†	549	114
05-31-09	34.99	0.05	•	(11.50)	(11.45)	—	—	—	—	—		23.54	(32.72)		1.42	1.01	†	1.01	†	0.24	†	530	178

ING Value Choice Fund
Class A
05-31-13	13.27	0.15	•	3.37	3.52	0.18	—	—	0.18	—		16.61	26.77		1.68	1.34		1.29		1.04		127,593	178
05-31-12	18.16	0.15	•	(3.34)	(3.19)	0.13	1.57	—	1.70	—		13.27	(18.41)		1.51	1.40		1.39		0.92		274,801	69
05-31-11	14.65	0.07	•	3.64	3.71	0.20	—	—	0.20	—		18.16	25.37		1.46	1.40	†	1.39	†	0.40	†	579,341	66
05-31-10	11.81	0.11		2.86	2.97	0.13	—	—	0.13	—		14.65	25.16		1.54	1.40	†	1.39	†	0.82	†	339,448	58
05-31-09	14.78	0.12		(2.72)	(2.60)	0.11	0.26	—	0.37	0.00	*	11.81	(17.53	)(c)	1.66	1.40	†	1.39	†	1.15	†	249,120	71
Class B
05-31-13	13.15	0.05		3.33	3.38	0.11	—	—	0.11	—		16.42	25.82		2.43	2.09		2.04		0.30		5,887	178
05-31-12	18.00	0.03	•	(3.31)	(3.28)	—	1.57	—	1.57	—		13.15	(19.05)		2.26	2.15		2.14		0.18		9,714	69
05-31-11	14.50	(0.07	)•	3.61	3.54	0.04	—	—	0.04	—		18.00	24.40		2.21	2.15	†	2.14	†	(0.40	)†	20,632	66
05-31-10	11.70	0.01		2.83	2.84	0.04	—	—	0.04	—		14.50	24.24		2.29	2.15	†	2.14	†	0.06	†	26,706	58
05-31-09	14.60	0.04	•	(2.68)	(2.64)	—	0.26	—	0.26	0.00	*	11.70	(18.14	)(c)	2.41	2.15	†	2.14	†	0.38	†	25,423	71
Class C
05-31-13	13.05	0.04	•	3.32	3.36	0.09	—	—	0.09	—		16.32	25.88		2.43	2.09		2.04		0.30		64,265	178
05-31-12	17.90	0.03	•	(3.30)	(3.27)	0.01	1.57	—	1.58	—		13.05	(19.10)		2.26	2.15		2.14		0.17		113,842	69
05-31-11	14.47	(0.06	)•	3.60	3.54	0.11	—	—	0.11	—		17.90	24.48		2.21	2.15	†	2.14	†	(0.35	)†	207,376	66
05-31-10	11.69	0.00	*	2.83	2.83	0.05	—	—	0.05	—		14.47	24.22		2.29	2.15	†	2.14	†	0.09	†	109,640	58
05-31-09	14.59	0.04		(2.68)	(2.64)	—	0.26	—	0.26	0.00	*	11.69	(18.15	)(c)	2.41	2.15	†	2.14	†	0.40	†	71,049	71

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Value Choice Fund (continued)
Class I
05-31-13	13.38	0.19	•	3.42	3.61	0.21	—	—	0.21	—		16.78	27.23		1.37	1.02		0.97		1.33		26,754	178
05-31-12	18.32	0.19	•	(3.38)	(3.19)	0.18	1.57	—	1.75	—		13.38	(18.25)		1.23	1.15		1.14		1.14		66,842	69
05-31-11	14.77	0.12	•	3.66	3.78	0.23	—	—	0.23	—		18.32	25.72		1.14	1.14	†	1.13	†	0.70	†	160,783	66
05-31-10	11.90	0.14		2.89	3.03	0.16	—	—	0.16	—		14.77	25.49		1.15	1.15	†	1.14	†	1.18	†	35,653	58
05-31-09	14.91	0.16		(2.75)	(2.59)	0.16	0.26	—	0.42	0.00	*	11.90	(17.28	)(c)	1.23	1.15	†	1.14	†	1.54	†	6,113	71
Class O
05-31-13	13.17	0.16	•	3.34	3.50	0.22	—	—	0.22	—		16.45	26.80		1.68	1.34		1.29		1.10		5,020	178
05-31-12	18.07	0.16		(3.35)	(3.19)	0.14	1.57	—	1.71	—		13.17	(18.50)		1.51	1.40		1.39		0.96		5,341	69
05-31-11	14.58	0.07	•	3.62	3.69	0.20	—	—	0.20	—		18.07	25.37		1.46	1.40	†	1.39	†	0.41	†	7,205	66
05-31-10	11.75	0.10		2.87	2.97	0.14	—	—	0.14	—		14.58	25.29		1.54	1.40	†	1.39	†	0.88	†	3,715	58
06-04-08(4)– 05-31-09	14.63	0.14	•	(2.61)	(2.47)	0.15	0.26	—	0.41	0.00	*	11.75	(16.78	)(c)	1.66	1.40	†	1.39	†	1.49	†	1,388	71
Class W
05-31-13	14.49	0.19	•	3.71	3.90	0.20	—	—	0.20	—		18.19	27.12		1.43	1.09		1.04		1.19		7,366	178
05-31-12	19.68	0.22		(3.66)	(3.44)	0.18	1.57	—	1.75	—		14.49	(18.27)		1.26	1.15		1.14		1.19		39,803	69
05-31-11	15.86	0.09		3.96	4.05	0.23	—	—	0.23	—		19.68	25.63		1.21	1.15	†	1.14	†	0.65	†	63,556	66
05-31-10	12.76	0.13		3.13	3.26	0.16	—	—	0.16	—		15.86	25.56		1.23	1.15	†	1.14	†	1.10	†	35,876	58
05-31-09	15.94	0.18	•	(2.94)	(2.76)	0.16	0.26	—	0.42	0.00	*	12.76	(17.25	)(c)	1.23	1.15	†	1.14	†	1.58	†	15,750	71

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(a)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2012, MidCap Opportunities total return would have been (5.44)%, (6.16)%, (6.13)%, (5.02)%, (5.45)%, 11.13% and (5.22)% on Classes A, B, C, I, O, R and W, respectively.

(b)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2010, MidCap Opportunities total return would have been 33.81%, 32.78%, 32.65%, 34.20%, 33.81% and 29.43% for Classes A, B, C, I, O and W, respectively.

(c)	There was no impact on total return by the affiliate payment.

(d)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2012, SmallCap Opportunities total return would have been (5.38)%, (6.08)%, (6.09)%, (5.01)%, 12.75% and (5.16)% on Classes A, B, C, I, R and W, respectively.

(e)	Excluding a payment from distribution settlement in the fiscal year ended May 31,2010, SmallCap Opportunities total return would have been 34.98%, 33.91%, 33.99%, 35.66% and 35.49% for Classes A, B, C, I and W,
respectively.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013

NOTE 1 — ORGANIZATION

The ING Funds included in this report are each a series of ING Equity Trust (“IET” or the “Trust”), which is organized as an open-end investment management company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IET is a Massachusetts business trust organized on June 12, 1998 with seven separate active series, which are discussed in this report: Growth Opportunities, Large Cap Value, Mid Cap Value, MidCap Opportunities, Real Estate, SmallCap Opportunities, and Value Choice (each, a “Fund” and collectively, the “Funds”). Real Estate is classified as a non-diversified investment company under the 1940 Act. The investment objective of each Fund is described in the Funds’ prospectuses. On July 13, 2013, Value Choice merged into Large Cap Value.

Each Fund offers at least one of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. ING Investments has engaged ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to certain of the Funds. ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to each Fund. ING Investments Distributor, LLC (“IID” or the “Distributor”) is the principal underwriter of the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value (“NAV”). Investments in securities of sufficient credit quality maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

by the 1940 Act, and as determined in good faith by or under the supervision of the Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the valuation procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the a value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of a Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.”

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Funds’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund had a significant amount of Level 3 investments.

For the year ended May 31, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

2.	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit the Funds to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E.  Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds’ Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds’ Statements of Operations. Realized gains (losses) are reported in the Funds’ Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2013, Large Cap Value purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended May 31, 2013, Large Cap Value only entered into one futures contract with a notional value of $83,036,419. There were no open futures contracts as of May 31, 2013.

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund declares and pays dividends, if any, as follows:

Annually	Quarterly
Growth Opportunities	Large Cap Value
Mid Cap Value	Real Estate
MidCap Opportunities
SmallCap Opportunities
Value Choice

Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

K.  Offering Costs. Costs incurred with the offering of shares of a Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

L.  Indemnifications. In the normal course of business, IET may enter into contracts that provide certain indemnifications. IET’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2013, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Opportunities	$142,530,830	$122,721,343
Large Cap Value	491,717,964	419,153,179
Mid Cap Value	293,218,547	299,428,909
MidCap Opportunities	953,861,359	732,735,735
Real Estate	607,983,079	448,417,663
SmallCap Opportunities	146,124,634	94,667,843
Value Choice	572,939,390	890,615,552

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into investment management agreements (“Management Agreements”) with ING Investments, LLC (“ING Investments” or the “Investment Adviser”). The Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percentage of Average Daily Net Assets
Growth Opportunities	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
Large Cap Value	0.65% on all assets
Mid Cap Value	0.70%
MidCap Opportunities	0.75%
Real Estate	0.70%
SmallCap Opportunities	0.90% on first $250 million; 0.80% on next $250 million; and 0.75% in excess of $500 million
Value Choice	0.90%

ING IM, a registered investment adviser, serves as the Sub-Adviser to Growth Opportunities, Large Cap Value, MidCap Opportunities, SmallCap Opportunities, and Value Choice pursuant to sub-advisory agreements between the Investment Adviser and ING IM. Effective November 14, 2012, Tradewinds Global Investors, LLC was removed as the sub-adviser for Value Choice and effective November 30, 2012, ING IM was added as the Sub-Adviser.

CBRE Clarion Securities LLC (“CBRE”), a registered investment adviser, is the sub-adviser to Real Estate pursuant to a sub-advisory agreement between the Investment Adviser and CBRE.

RBC Global Asset Management (U.S.) Inc. (“RBC”) and Wellington Management Company, LLP (“Wellington”) each serve as a sub-adviser to Mid Cap Value pursuant to the respective sub-advisory

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

agreements between the Investment Adviser and RBC and Wellington.

ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I, Class R6 and Class W) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a combined Distribution Fees and/or Service Fees based on average daily net assets at the following rates:

	Class A	Classes B and C	Class O	Class R
Growth Opportunities	0.35%	1.00%	N/A	N/A
Large Cap Value	0.25%	1.00%	0.25%	0.50	%(1)
MidCap Opportunities	0.25%	1.00%	0.25%	0.50%
Real Estate	0.25%	1.00%	0.25%	0.50%
SmallCap Opportunities	0.25%	1.00%	N/A	0.50%
Value Choice	0.25%	1.00%	0.25%	N/A

(1)	Effective March 1, 2012, the Distributor has agreed to waive 0.05% of the distribution fee through October 1, 2013.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2013, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Growth Opportunities	$19,602	$—
Large Cap Value	32,103	—
MidCap Opportunities	$52,607	$—
Real Estate	45,775	—
SmallCap Opportunities	16,669	—
Value Choice	12,877	—

Contingent Deferred Sales Charges:
Growth Opportunities	$90,277	$434
Large Cap Value	—	532
MidCap Opportunities	115	3,491
Real Estate	174	147
SmallCap Opportunities	—	359
Value Choice	1,451	2,667

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the year ended May 31, 2013, Value Choice incurred $356,900 of proxy and solicitation costs associated with obtaining shareholder approval relating to the proposed merger into Large Cap Value. The Investment Adviser reimbursed the Fund for these costs.

At May 31, 2013, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Funds:

Affiliated Investment Company/Subsidiary	Fund	Percentage
ING Life Insurance and Annuity Company	Real Estate	8.00%
ING National Trust	Real Estate	6.32
ING Solution 2015 Portfolio	Mid Cap Value	10.08
ING Solution 2025 Portfolio	Mid Cap Value	24.43
ING Solution 2035 Portfolio	Large Cap Value	9.94
	Mid Cap Value	21.51
ING Solution 2045 Portfolio	Large Cap Value	7.59
	Mid Cap Value	15.67

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds. Therefore, because certain Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they are deemed to be affiliates of each other.

The Investment Adviser may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

For the following Funds, the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Growth Opportunities	1.40%	2.05%	2.05%	1.05%	N/A	N/A	N/A	1.05%
Large Cap Value	1.25%	2.00%	2.00%	1.00%	1.25%	1.50%	0.78%	1.00%
Mid Cap Value	N/A	N/A	N/A	0.90%	N/A	N/A	N/A	N/A
MidCap Opportunities	1.75%	2.45%	2.45%	1.45%	1.70%	2.00%	0.88%	1.50%
Real Estate	1.45%	2.20%	2.20%	1.00%	1.45%	1.70%	N/A	1.20%
Value Choice(1)	1.25%	2.00%	2.00%	0.80%	1.25%	N/A	N/A	1.00%

(1)	Prior to November 30, 2012, the Fund’s expense limits were 1.40%, 2.15%, 2.15%, 1.15%, 1.40% and 1.15% for Class A, Class B, Class C, Class I, Class O and Class W, respectively.

Pursuant to side agreements, ING Investments has further lowered the expense limits for the following Funds. If ING Investments elects not to renew a side agreement, the expense limits will revert to the limits listed in the table above, except in the case of SmallCap Opportunities, which will no longer have an expense limit. There is no guarantee that these side agreements will continue. The side agreements will continue unless: (i) the Board of Trustees approves a modification or termination of the side agreements; or (ii) the Management Agreement or the expense limitation agreement has been terminated.

	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Growth Opportunities	1.35%	2.00%	2.00%	1.00%	N/A	N/A	N/A	1.00%
Large Cap Value	1.25%	2.00%	2.00%	0.80%	1.25%	1.50%	N/A	1.00%
MidCap Opportunities(1)	1.35%	2.10%	2.10%	0.91%	1.35%	1.60%	N/A	1.10%
SmallCap Opportunities(1)	1.50%	2.25%	2.25%	1.10%	N/A	1.75%	1.05%	1.25%

(1)	Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

The Investment Adviser may at a later date recoup from a Fund, except as otherwise indicated above, management fees waived and certain other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Some of the fees waived are not eligible for recoupment. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

At May 31, 2013, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2014	2015	2016	Total
Growth Opportunities	$47,620	$41,386	$11,716	$100,722
Large Cap Value	49,838	101,282	45,979	197,099
Value Choice	1,044	675,474	1,021,755	1,698,273

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2013, are as follows:

	May 31,
	2014	2015	2016	Total
Growth Opportunities
Class A	$61,269	$118,025	$84,428	$263,722
Class B	10,804	11,084	3,136	25,024
Class C	23,279	41,876	26,762	91,917
Class W	2,041	2,036	2,827	6,904
Large Cap Value
Class I	$23.00	$9,505	$15,727	$25,255
Value Choice
Class A	$71,080	$146,367	$53,430	$270,877
Class B	2,734	5,027	2,129	9,890
Class C	24,205	62,671	23,760	110,636
Class I	—	—	17,892	17,892
Class O	806	2,600	1,277	4,683
Class W	27,886	20,663	6,411	54,960

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless: (i) ING Investments provides 90 days written notice of its termination; and (ii) such termination is approved by the Board of Trustees; or (iii) the Management Agreement has been terminated.

NOTE 8 — LINE OF CREDIT

Each of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the line of credit is available were a party to an

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

unsecured committed revolving line of credit for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended May 31, 2013:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Growth Opportunities	5	$811,000	1.14%
Large Cap Value	9	11,860,556	1.15
MidCap Opportunities	7	1,019,286	1.15
Value Choice	23	3,411,957	1.16

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payment from distribution settlement	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)	($)
Growth Opportunities
Class A
5/31/2013	1,370,297	—	(1,146,406)	223,891	35,954,646	—	—	(29,858,100)	6,096,546
5/31/2012	585,977	1,381	(496,978)	90,380	13,605,478	—	29,259	(11,377,181)	2,257,556
Class B
5/31/2013	3,187	—	(74,305)	(71,118)	75,091	—	—	(1,764,028)	(1,688,937)
5/31/2012	8,190	—	(187,136)	(178,946)	174,211	—	—	(3,900,731)	(3,726,520)
Class C
5/31/2013	173,326	—	(122,265)	51,061	4,230,023	—	—	(2,978,356)	1,251,667
5/31/2012	88,438	—	(143,503)	(55,065)	1,912,743	—	—	(3,012,128)	(1,099,385)
Class I
5/31/2013	995,404	—	(486,128)	509,276	27,793,719	—	—	(14,075,747)	13,717,972
5/31/2012	1,528,835	3,619	(1,412,322)	120,132	34,033,712	—	81,131	(36,732,138)	(2,617,295)
Class W
5/31/2013	57,156	—	(18,802)	38,354	1,563,964	—	—	(528,915)	1,035,049
5/31/2012	29,234	32	(27,547)	1,719	760,393	—	710	(590,653)	170,450
Large Cap Value
Class A
5/31/2013	2,322,971	172,205	(1,084,112)	1,411,064	25,288,662	—	1,837,564	(12,021,140)	15,105,086
5/31/2012	2,821,330	76,099	(698,781)	2,198,648	27,898,901	—	736,275	(6,893,872)	21,741,304
Class B
5/31/2013	17,921	1,708	(28,687)	(9,058)	195,764	—	18,093	(302,118)	(88,261)
5/31/2012	44,627	1,451	(16,840)	29,238	416,779	—	13,771	(166,694)	263,856
Class C
5/31/2013	938,968	42,753	(327,408)	654,313	10,534,870	—	453,507	(3,584,112)	7,404,265
5/31/2012	1,044,223	20,190	(191,308)	873,105	10,364,246	—	194,171	(1,871,497)	8,686,920
Class I
5/31/2013	19,460,770	1,239,339	(16,147,090)	4,553,019	218,928,375	—	13,934,095	(192,428,779)	40,433,691
5/31/2012	11,605,568	600,515	(4,511,552)	7,694,531	118,143,425	—	6,062,267	(46,751,481)	77,454,211
Class O
1/28/2013(1)–5/31/2013	33,818	1	(3,035)	30,784	389,869	—	9	(35,696)	354,182
Class R
5/31/2013	177,986	4,213	(19,348)	162,851	1,928,979	—	45,065	(215,935)	1,758,109
8/5/2011(1)–5/31/2012	8,776	—	—	8,776	89,511	—	—	—	89,511
Class R6
5/31/2013(1)–5/31/2013	234	—	—	234	3,000	—	—	—	3,000
Class W
5/31/2013	2,416,489	92,623	(366,053)	2,143,059	27,029,203	—	1,041,710	(4,263,127)	23,807,786
5/31/2012	608,959	12,692	(14,895)	606,756	6,189,727	—	128,033	(151,184)	6,166,576

(1)	Commencement of operations

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payment from distribution settlement	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)	($)
Mid Cap Value
Class I
5/31/2013	6,753,035	2,711,321	(7,228,962)	2,235,394	87,520,489	—	32,806,985	(96,060,733)	24,266,741
10/3/2011(1)–5/31/2012	21,085,894	340,988	(2,906,492)	18,520,390	232,133,811	—	3,798,605	(35,955,506)	199,976,910
MidCap Opportunities
Class A
5/31/2013	6,342,516	374,714	(4,571,268)	2,145,962	131,375,884	—	7,445,568	(95,088,428)	43,733,024
5/31/2012	7,100,380	342,930	(5,958,884)	1,484,426	137,318,104	47,027	6,042,434	(111,915,727)	31,491,838
Class B
5/31/2013	13,676	7,465	(109,989)	(88,848)	243,461	—	131,159	(2,003,415)	(1,628,795)
5/31/2012	21,187	12,348	(196,099)	(162,564)	364,520	1,387	194,480	(3,405,775)	(2,845,388)
Class C
5/31/2013	1,208,303	103,578	(889,021)	422,860	22,178,936	—	1,809,514	(16,231,217)	7,757,233
5/31/2012	1,248,651	106,633	(712,029)	643,255	21,782,754	15,178	1,669,879	(12,118,331)	11,349,480
Class I
5/31/2013	12,825,877	361,565	(5,817,021)	7,370,421	282,721,242	—	7,697,725	(129,429,213)	160,989,754
5/31/2012	11,547,043	188,173	(4,410,629)	7,324,587	238,409,140	32,997	3,530,125	(90,522,917)	151,449,345
Class O
5/31/2013	282,805	2,097	(346,301)	(61,399)	5,860,350	—	41,571	(7,191,087)	(1,289,166)
5/31/2012	347,557	2,844	(353,854)	(3,453)	6,570,254	7,708	50,005	(6,811,880)	(183,913)
Class R
5/31/2013	29,422	113	(1,575)	27,960	648,129	—	2,232	(33,608)	616,753
8/5/2011(1)–5/31/2012	720	—	(1)	719	14,509	1	—	(14)	14,496
Class R6
5/31/2013(1)–5/31/2013	122	—	—	122	3,000	—	—	—	3,000
Class W
5/31/2013	1,876,666	80,676	(651,452)	1,305,890	41,905,252	—	1,707,919	(14,426,716)	29,186,455
5/31/2012	2,034,716	54,411	(581,871)	1,507,256	42,788,036	7,337	1,017,481	(11,351,992)	32,460,862
Real Estate
Class A
5/31/2013	5,598,520	214,770	(4,825,358)	987,932	92,873,753	—	3,512,589	(79,229,638)	17,156,704
5/31/2012	4,874,255	195,730	(3,637,903)	1,432,082	71,047,602	—	2,768,372	(52,221,621)	21,594,353
Class B
5/31/2013	9,679	673	(21,270)	(10,918)	157,064	—	11,036	(350,671)	(182,571)
5/31/2012	6,179	925	(34,024)	(26,920)	90,152	—	13,027	(494,486)	(391,307)
Class C
5/31/2013	639,014	11,449	(316,612)	333,851	11,198,873	—	196,083	(5,483,606)	5,911,350
5/31/2012	491,497	9,853	(291,617)	209,733	7,577,999	—	145,513	(4,467,475)	3,256,037
Class I
5/31/2013	14,928,576	446,778	(11,167,716)	4,207,638	265,101,834	—	7,849,899	(198,761,181)	74,190,552
5/31/2012	14,824,860	292,976	(9,415,774)	5,702,062	235,094,819	—	4,485,074	(144,892,100)	94,687,793
Class O
5/31/2013	390,383	1,250	(460,788)	(69,155)	6,526,012	—	20,394	(7,664,703)	(1,118,297)
5/31/2012	344,551	1,522	(466,793)	(120,720)	5,029,219	—	21,389	(6,774,375)	(1,723,767)
Class R
5/31/2013	41,595	311	(6,798)	35,108	695,035	—	5,137	(112,298)	587,874
8/5/2011(1)–5/31/2012	6,719	12	—	6,731	103,607	—	197	—	103,804
Class W
5/31/2013	4,563,789	89,941	(1,605,406)	3,048,324	90,286,886	—	1,782,639	(32,105,817)	59,963,708
5/31/2012	4,575,788	55,023	(1,139,671)	3,491,140	80,456,615	—	938,542	(19,601,120)	61,794,037
SmallCap Opportunities
Class A
5/31/2013	485,643	21,142	(332,930)	173,855	21,767,967	—	897,059	(14,767,985)	7,897,041
5/31/2012	364,872	—	(655,055)	(290,183)	14,386,008	137,761	—	(25,910,524)	(11,386,755)
Class B
5/31/2013	593	549	(15,929)	(14,787)	22,799	—	20,083	(601,369)	(558,487)
5/31/2012	125	—	(28,996)	(28,871)	4,458	3,678	—	(1,002,260)	(994,124)
Class C
5/31/2013	92,566	6,714	(88,158)	11,122	3,635,442	—	245,255	(3,330,297)	550,400
5/31/2012	28,776	—	(97,371)	(68,595)	1,019,278	44,155	—	(3,295,675)	(2,232,242)

(1)	Commencement of operations

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payment from distribution settlement	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)	($)
SmallCap Opportunities (continued)
Class I
5/31/2013	1,537,520	29,202	(598,253)	968,469	73,497,528	—	1,302,728	(28,078,901)	46,721,355
5/31/2012	1,846,238	—	(506,047)	1,340,191	71,639,842	165,286	—	(20,648,690)	51,156,438
Class R
5/31/2013	3,092	9	(442)	2,659	147,072	—	378	(20,335)	127,115
8/5/2011(1)–5/31/2012	85	—	—	85	3,000	7	—	—	3,007
Class R6
5/31/2013(1)–5/31/2013	57	—	—	57	3,000	—	—	—	3,000
Class W
5/31/2013	299,303	3,172	(107,637)	194,838	14,157,275	—	140,438	(5,005,389)	9,292,324
5/31/2012	80,256	—	(16,088)	64,168	3,445,262	2,225	—	(646,435)	2,801,052
Value Choice
Class A
5/31/2013	1,207,299	123,778	(14,363,625)	(13,032,548)	17,372,259	—	1,776,204	(205,366,913)	(186,218,450)
5/31/2012	5,097,865	2,678,911	(18,955,803)	(11,179,027)	84,570,236	—	39,085,307	(300,867,043)	(177,211,500)
Class B
5/31/2013	2,014	3,045	(385,309)	(380,250)	30,008	—	43,357	(5,488,232)	(5,414,867)
5/31/2012	14,667	83,758	(505,621)	(407,196)	234,161	—	1,215,323	(8,050,086)	(6,600,602)
Class C
5/31/2013	129,419	27,167	(4,939,200)	(4,782,614)	1,862,178	—	384,408	(69,983,307)	(67,736,721)
5/31/2012	1,380,105	943,666	(5,188,009)	(2,864,238)	22,708,882	—	13,598,232	(78,982,166)	(42,675,052)
Class I
5/31/2013	639,115	22,579	(4,062,660)	(3,400,966)	9,900,198	—	326,712	(59,125,764)	(48,898,854)
5/31/2012	2,953,317	510,781	(7,244,458)	(3,780,360)	47,347,520	—	7,508,472	(115,777,542)	(60,921,550)
Class O
5/31/2013	34,388	—	(134,754)	(100,366)	505,050	—	—	(1,929,290)	(1,424,240)
5/31/2012	166,151	—	(159,524)	6,627	2,652,939	—	—	(2,570,406)	82,533
Class W
5/31/2013	88,181	9,804	(2,439,511)	(2,341,526)	1,388,365	—	153,931	(37,701,498)	(36,159,202)
5/31/2012	992,765	360,774	(1,836,644)	(483,105)	17,868,330	—	5,743,519	(31,445,373)	(7,833,524)

(1)	Commencement of operations

NOTE 10 — SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31,

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

2013, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
Growth Opportunities	$2,732,339	$2,797,234
Large Cap Value	6,013,102	6,176,044
Mid Cap Value	$300,580	$315,765
MidCap Opportunities	7,286,349	7,447,823
SmallCap Opportunities	11,027,385	11,332,049
Value Choice	2,658,094	2,732,264

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (“PFICs”), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2013:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Growth Opportunities	$19,545	$(5,127)	$(14,418)
Large Cap Value	(37,045)	19,070	17,975
Mid Cap Value	—	61,452	(61,452)
MidCap Opportunities	—	(204,902)	204,902
Real Estate(1)	(9,881,276)	9,881,341	(65)
SmallCap Opportunities	—	214,074	(214,074)
Value Choice	(108,484)	(540,710)	649,194

(1)	As of the Fund’s tax year ended December 31, 2012.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2013		Year Ended May 31, 2012
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Growth Opportunities	$—	$—	$117,967	$—
Large Cap Value	11,610,900	6,133,685	6,961,073	343,038
Mid Cap Value	31,666,588	1,140,397	3,798,605	—
MidCap Opportunities	—	24,244,835	21,489	17,712,043
Real Estate(1)	22,785,685	—	15,344,972	—
SmallCap Opportunities	1,088,936	2,328,380	—	—
Value Choice	3,185,853	—	10,346,592	73,217,010

(1)	Amounts and composition of dividends and distributions presented herein are based on the Fund’s tax year-ends of December 31, 2012 and December 31, 2011.

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

						Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Growth Opportunities	$—	$—	$(128,223)	$—	$20,031,600	$(538,699)	Short-term	2018
Large Cap Value	19,875,212	2,585,153	—	—	71,990,014	—	—	—
Mid Cap Value	13,739,110	20,022,906	—	—	35,600,625	—	—	—
MidCap Opportunities	—	50,538,105	(43,044)	—	176,518,139	(8,089,366)	Short-term	2016
Real Estate(1)	—	—	—	—	258,884,000	(48,044,858)	Short-term	2017
SmallCap Opportunities	3,058,641	9,317,760	(739,500)	—	41,832,447	—	—	—
Value Choice	—	—	—	(2,483,468)	34,473,303	(5,105,416)	Short-term	2016
						(28,600,391)	Long-term	None
						$(33,705,807)

(1)	As of the Fund’s tax year ended December 31, 2012.

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of May 31, 2013, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds’ most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified Investment Company (Real Estate). The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Foreign Investments and/or Developing and Emerging Markets (Growth Opportunities, Large Cap Value, MidCap Opportunities, Mid Cap Value and Value Choice). There are certain risks in owning foreign (non-U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Investment by Funds-of-Funds (Large Cap Value and Mid Cap Value). As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of the Underlying Fund may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 12 — CONCENTRATION OF RISKS (continued)

transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

On July 20, 2005, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against CIBC World Markets Corp. and Canadian Imperial Holdings Inc. (collectively “Respondents”). As part of the settlement, the Respondents have established the Distribution Fund (“Fund”) for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondents, as described in the order. The Fund is comprised of disgorgement in the amount of $125 million which was paid by the Respondents. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $125 million plus interest earned by the Fund.

On December 5, 2011, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following funds received:

MidCap Opportunities	$111,635
SmallCap Opportunities	$353,112

NOTE 14 — LITIGATION

On November 16, 2010, the ING Equity Trust, along with other ING entities, (collectively, the “ING Entities”) received a subpoena for information regarding holdings of shares of Tribune Co. (“Tribune”) and a copy of an adversary complaint filed in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al., (the “Tribune Complaint”) as part of the Tribune Chapter 11 bankruptcy proceedings. The lawsuit arises out of a leveraged buyout transaction (the “LBO”) through which Tribune converted to a privately held company in 2007. The Tribune Complaint alleges, among other things, that: (i) certain parties engaged in misconduct in connection with a leverage buyout transaction (the “LBO”) by which Tribune converted to a privately held company in 2007; (ii) the LBO damaged Tribune; and (iii) the LBO ultimately forced Tribune to file for bankruptcy in December 2008. The Tribune Complaint seeks to recover payments made to beneficial owners in 2007 (“LBO Proceeds”) that occurred on or about June 4, 2007 and/or December 20, 2007, in connection with the LBO.

On September 24, 2012, the ING LargeCap Value Fund (the “Original Subject Fund”) was officially served as a defendant in the action. On September 27, 2008, the ING LargeCap Value Fund, a series of ING Equity Trust, merged into Value Choice, also a series of ING Equity Trust. As of July 13, 2013, Value Choice merged into Large Cap Value (formerly known as the ING Equity Dividend Fund, and each a series of the ING Equity Trust) with Large Cap Value being the surviving fund. The potential exposure of the Original Subject Fund in this action, through its surviving fund, is the value of all shares sold in conjunction with the LBO transaction, and is $1,258,340.

In addition to the Tribune Complaint, various actions stemming from the same facts and circumstances underlying the Tribune Complaint were filed in multiple U.S. District Courts, including Deutsche Bank Trust Company Americas (as successor trustee) and Wilmington Trust Company (as successor indenture trustee) v. Arizona Retirement Systems, et al. (the “Arizona Matter”) filed in the U.S. District Court for the District of Arizona (“AZ District Court”) which included the ING LargeCap Value Fund as a defendant. On July 22, 2011, a motion to dismiss the Arizona Matter without prejudice was granted by the AZ District Court. On December 19, 2011, these similar cases were consolidated and transferred to the Southern District of New York (“NY District Court”) (the “MDL Action”). Although the Arizona Matter was dismissed through the AZ District Court, it is expected that the ING LargeCap Value Fund will continue to be a defendant through the MDL consolidated matter. In addition, the Tribune Complaint was moved from the Bankruptcy Court to the jurisdiction of the New York District Court and will be dealt with in conjunction with the MDL Action for pre-trial purposes.

On November 6, 2012, the defendants in the consolidated action submitted a threshold motion to dismiss that, if granted, will dispose of the case against the ING Entities in the MDL action. The plaintiffs filed a motion in opposition to defendants’ motion to dismiss on December 21, 2012, and the defendants filed a reply on February 4, 2013. On May 23, 2013, Judge

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 14 — LITIGATION (continued)

Sullivan heard oral arguments and took defendants’ motion to dismiss under advisement. Most recently, on June 3, 2013, defendants filed a motion for leave to file a supplemental memorandum in support of the motion to dismiss. The motion to dismiss is directly related to the MDL Action and does not include the Tribune Complaint noted above.

The Original Subject Fund believes the claims raised in the Complaint are without merit and intends to vigorously defend against the action.

NOTE 15 — RESTRUCTURING PLAN

The Investment Adviser, ING IM, the Administrator and the Distributor, are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. ING U.S. is a majority-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). On May 1, 2013, this Registration Statement including subsequent amendments became effective and the IPO was priced. The IPO closed on May 7, 2013. The overallotment option was exercised on May 28, 2013 and closed on May 31, 2013. ING Groep continues to own a majority of the common stock of ING U.S. ING Groep intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Funds. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Funds in connection with the IPO. In addition, shareholders of the Funds have been asked to approve new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. Shareholders of Growth Opportunities and Large Cap Value approved new advisory and sub-advisory agreements on May 13, 2013, shareholders of Mid Cap Value and Real Estate approved new advisory agreements on May 13, 2013 and shareholders of Small Cap Opportunities approved a new advisory and sub-advisory agreement on June 13, 2013. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S. Shareholders of MidCap Opportunities have not yet approved a new advisory or sub-advisory agreement.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s and affiliated entities’ loss of access to the resources of ING Groep, which could adversely affect their business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 15 — RESTRUCTURING PLAN (continued)

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and its operations.

Shareholder Proxy Proposals

At a meeting of the Board on January 10, 2013, the Board nominated 13 individuals (collectively, the “Nominees”) for election as Trustees of the Trust. The Nominees include Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, Roger B. Vincent and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Albert E. DePrince, Jr., Russell H. Jones, Martin J. Gavin, and Joseph E. Obermeyer, each of whom was not a member of the Board at the time, but who served as a director or trustee to other investment companies in the ING Fund complex. The Nominees were approved by shareholders on May 13, 2013. The election of the Nominees was effective on May 21, 2013. These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund complex, and the Investment Adviser to the Funds to consolidate the membership of the boards so that the same members serve on each board in the ING Fund complex. The result is that all ING Funds are now governed by the Board made up of the same individuals.

NOTE 16 — SUBSEQUENT EVENTS

Dividends: Subsequent to May 31, 2013, the following Funds declared dividends and distributions of:

	Type	Per Share Amount	Payable Date	Record Date
Large Cap Value
Class A	NII	$0.0537	July 2, 2013	June 28, 2013
Class B	NII	$0.0316	July 2, 2013	June 28, 2013
Class C	NII	$0.0340	July 2, 2013	June 28, 2013
Class I	NII	$0.0638	July 2, 2013	June 28, 2013
Class O	NII	$0.0556	July 2, 2013	June 28, 2013
Class R	NII	$0.0517	July 2, 2013	June 28, 2013
Class R6	NII	$0.0637	July 2, 2013	June 28, 2013
Class W	NII	$0.0612	July 2, 2013	June 28, 2013
Class A	NII	$0.0059	July 11, 2013	July 9, 2013
Class B	NII	$0.0033	July 11, 2013	July 9, 2013
Class C	NII	$0.0035	July 11, 2013	July 9, 2013
Class I	NII	$0.0070	July 11, 2013	July 9, 2013
Class O	NII	$0.0059	July 11, 2013	July 9, 2013
Class R	NII	$0.0052	July 11, 2013	July 9, 2013
Class R6	NII	$0.0070	July 11, 2013	July 9, 2013
Class W	NII	$0.0067	July 11, 2013	July 9, 2013
All Classes	STCG	$0.5223	July 11, 2013	July 9, 2013
All Classes	LTCG	$0.2390	July 11, 2013	July 9, 2013
Real Estate
Class A	NII	$0.0971	July 2, 2013	June 28, 2013
Class B	NII	$0.0609	July 2, 2013	June 28, 2013
Class C	NII	$0.0614	July 2, 2013	June 28, 2013
Class I	NII	$0.1075	July 2, 2013	June 28, 2013
Class O	NII	$0.0951	July 2, 2013	June 28, 2013
Class R	NII	$0.0890	July 2, 2013	June 28, 2013
Class W	NII	$0.1058	July 2, 2013	June 28, 2013

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 16 — SUBSEQUENT EVENTS (continued)

	Type	Per Share Amount	Payable Date	Record Date
Value Choice
Class A	NII	$0.0307	July 11, 2013	July 9, 2013
Class B	NII	$0.0170	July 11, 2013	July 9, 2013
Class C	NII	$0.0172	July 11, 2013	July 9, 2013
Class I	NII	$0.0370	July 11, 2013	July 9, 2013
Class O	NII	$0.0307	July 11, 2013	July 9, 2013
Class W	NII	$0.0351	July 11, 2013	July 9, 2013

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

On April 11, 2013, shareholders of Value Choice approved the reorganization of Value Choice with and into Large Cap Value. The merger occurred on July 13, 2013.

The Fund has evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013

ING GROWTH OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.6%
		Consumer Discretionary: 19.6%
18,360	@	AMC Networks, Inc.	$1,175,407	1.0
40,815		Best Buy Co., Inc.	1,124,453	1.0
43,270		Brinker International, Inc.	1,696,617	1.5
62,190		Comcast Corp. — Class A	2,496,928	2.1
32,670		Gap, Inc.	1,324,769	1.1
28,600		Home Depot, Inc.	2,249,676	1.9
62,690	@, L	Lions Gate Entertainment Corp.	1,805,472	1.5
42,260	@	The Madison Square Garden, Inc.	2,473,478	2.1
30,215	@	Michael Kors Holdings Ltd.	1,898,106	1.6
18,030		Petsmart, Inc.	1,217,025	1.0
19,620		Ross Stores, Inc.	1,261,566	1.1
31,060	@	Tribune Co.	1,762,655	1.5
22,050	@	Ulta Salon Cosmetics & Fragrance, Inc.	2,001,258	1.7
7,920		Other Securities	590,595	0.5
			23,078,005	19.6

		Consumer Staples: 12.7%
47,590		Coca-Cola Enterprises, Inc.	1,768,444	1.5
20,290		Costco Wholesale Corp.	2,225,204	1.9
24,820		CVS Caremark Corp.	1,429,136	1.2
20,390		Hershey Co.	1,816,953	1.5
42,480		Hillshire Brands Co.	1,471,507	1.3
15,110		JM Smucker Co.	1,525,506	1.3
22,260		Kraft Foods Group, Inc.	1,227,194	1.0
59,140		Mondelez International, Inc.	1,742,264	1.5
22,700		Procter & Gamble Co.	1,742,452	1.5
			14,948,660	12.7

		Energy: 4.0%
14,300		Anadarko Petroleum Corp.	1,250,821	1.1
13,600		EOG Resources, Inc.	1,755,760	1.5
18,500		Occidental Petroleum Corp.	1,703,295	1.4
			4,709,876	4.0

		Financials: 6.5%
8,020	@	Affiliated Managers Group, Inc.	1,315,280	1.1
6,740		Blackrock, Inc.	1,881,808	1.6
24,240		Equifax, Inc.	1,476,216	1.2
25,130		JPMorgan Chase & Co.	1,371,847	1.2
19,070		Travelers Cos., Inc.	1,596,540	1.4
			7,641,691	6.5

		Health Care: 11.3%
22,950		Amgen, Inc.	2,307,163	2.0
21,790	@	Celgene Corp.	2,694,334	2.3

COMMON STOCK: (continued)
		Health Care: (continued)
32,340	@	Express Scripts Holding Co.	$2,008,961	1.7
16,510		McKesson Corp.	1,879,829	1.6
36,000	@	Myriad Genetics, Inc.	1,155,600	1.0
14,530		Perrigo Co.	1,684,172	1.4
22,540		Other Securities(a)	1,551,085	1.3
			13,281,144	11.3

		Industrials: 12.7%
29,690		Ametek, Inc.	1,281,123	1.1
18,870	@	BE Aerospace, Inc.	1,197,113	1.0
36,638		Danaher Corp.	2,264,961	1.9
10,210		Flowserve Corp.	1,716,607	1.5
26,170		Ingersoll-Rand PLC — Class A	1,505,560	1.3
18,810		Nordson Corp.	1,339,648	1.1
15,994		Roper Industries, Inc.	1,986,775	1.7
13,160		Union Pacific Corp.	2,034,799	1.7
39,790		Waste Connections, Inc.	1,601,150	1.4
			14,927,736	12.7

		Information Technology: 28.7%
12,684		Apple, Inc.	5,703,741	4.8
37,990	@	Autodesk, Inc.	1,433,363	1.2
35,430		Broadcom Corp.	1,272,291	1.1
20,240	@	Cognizant Technology Solutions Corp.	1,308,516	1.1
122,830	@	EMC Corp.	3,041,271	2.6
47,870		Flir Systems, Inc.	1,166,113	1.0
21,490	@	Gartner, Inc.	1,216,549	1.0
5,950	@	Google, Inc. — Class A	5,178,939	4.4
8,790		International Business Machines Corp.	1,828,496	1.6
28,870		Intuit, Inc.	1,687,163	1.4
49,670		Microsoft Corp.	1,732,490	1.5
106,033		Oracle Corp.	3,579,674	3.0
56,820	@	TIBCO Software, Inc.	1,211,971	1.0
39,060		Xilinx, Inc.	1,587,789	1.3
62,240		Other Securities	1,897,132	1.7
			33,845,498	28.7

		Materials: 3.1%
29,190		International Paper Co.	1,347,119	1.1
24,640		Packaging Corp. of America	1,207,360	1.0
73,980		Steel Dynamics, Inc.	1,134,853	1.0
			3,689,332	3.1
		Total Common Stock
		(Cost $95,979,837)	116,121,942	98.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING GROWTH OPPORTUNITIES FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.1%
	Securities Lending Collateralcc(1): 2.4%
1,000,000	Citigroup, Inc., Repurchase Agreement dated 05/31/13, 0.10%, due 06/03/13 (Repurchase Amount $1,000,008, collateralized by various U.S. Government & U.S. Government Agency Obligations, 0.125%– 5.500%, Market Value plus accrued interest $1,020,000, due 07/31/13–06/01/43)	$1,000,000	0.9
1,000,000	Deutsche Bank AG, Repurchase Agreement dated 05/31/13, 0.10%, due 06/03/13 (Repurchase Amount $1,000,008, collateralized by various U.S. Government Agency Obligations, 2.500%–5.500%, Market Value plus accrued interest $1,020,000, due 03/01/27–05/01/53)	1,000,000	0.8
797,234	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/13, 0.09%, due 06/03/13 (Repurchase Amount $797,240, collateralized by various U.S. Government Agency Obligations, 1.378%–6.500%, Market Value plus accrued interest $813,179, due 02/01/16–05/01/46)	797,234	0.7
		2,797,234	2.4

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.7%
2,001,505	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $2,001,505)	$2,001,505	1.7

	Total Short-Term Investments (Cost $4,798,739)	4,798,739	4.1
	Total Investments in Securities (Cost $100,778,576)	$120,920,681	102.7
	Liabilities in Excess of Other Assets	(3,156,602)	(2.7)
	Net Assets	$117,764,079	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at May 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $100,889,082.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$20,536,869
Gross Unrealized Depreciation	(505,270)
Net Unrealized Appreciation	$20,031,599

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$116,121,942	$—	$—	$116,121,942
Short-Term Investments	2,001,505	2,797,234	—	4,798,739
Total Investments, at fair value	$118,123,447	$2,797,234	$—	$120,920,681

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013

ING LARGE CAP VALUE FUND

Shares		Value	Percentage of Net Assets

COMMON STOCK: 96.8%
	Consumer Discretionary: 10.3%
160,546	Best Buy Co., Inc.	$4,423,042	1.1
135,367	Comcast Corp. — Class A	5,434,985	1.4
87,758	Delphi Automotive PLC	4,283,468	1.1
211,083	Host Hotels & Resorts, Inc.	3,755,166	1.0
166,078	Lowe’s Cos., Inc.	6,993,545	1.8
86,446	Macy’s, Inc.	4,178,800	1.0
84,500	Walt Disney Co.	5,330,260	1.3
141,021	Other Securities	6,599,874	1.6
		40,999,140	10.3

	Consumer Staples: 7.1%
114,860	Hillshire Brands Co.	3,978,751	1.0
121,378	Kraft Foods Group, Inc.	6,691,569	1.7
43,331	Philip Morris International, Inc.	3,939,221	1.0
173,808	Procter & Gamble Co.	13,341,502	3.4
		27,951,043	7.1

	Energy: 14.9%
45,033	Anadarko Petroleum Corp.	3,939,037	1.0
93,102	ConocoPhillips	5,710,877	1.4
248,795	ExxonMobil Corp.	22,508,484	5.7
173,823	Halliburton Co.	7,274,492	1.8
81,717	Occidental Petroleum Corp.	7,523,684	1.9
64,545	Royal Dutch Shell PLC — Class A ADR	4,283,852	1.1
261,240	Other Securities(a)	7,957,274	2.0
		59,197,700	14.9

	Financials: 27.1%
66,259	Ameriprise Financial, Inc.	5,401,434	1.4
114,607	Arthur J. Gallagher & Co.	5,006,034	1.3
138,131	Citigroup, Inc.	7,181,431	1.8
97,656	Extra Space Storage, Inc.	4,090,810	1.0
296,843	Fifth Third Bancorp.	5,402,542	1.4
163,435	Invesco Ltd.	5,514,297	1.4
231,269	JPMorgan Chase & Co.	12,624,975	3.2
161,171	Lincoln National Corp.	5,747,358	1.4
70,447	PNC Financial Services Group, Inc.	5,046,823	1.3
66,905	Prudential Financial, Inc.	4,614,438	1.2
507,173	Regions Financial Corp.	4,630,489	1.2
67,121	Travelers Cos., Inc.	5,619,370	1.4
194,437	US Bancorp.	6,816,961	1.7
129,195	Weingarten Realty Investors	4,118,737	1.0
332,140	Wells Fargo & Co.	13,468,277	3.4

COMMON STOCK: (continued)
	Financials: (continued)
174,942	XL Group PLC	$5,498,427	1.4
277,510	Other Securities(a)	6,564,182	1.6
		107,346,585	27.1

	Health Care: 9.8%
43,768	Amgen, Inc.	4,399,997	1.1
122,457	Medtronic, Inc.	6,246,532	1.6
245,474	Merck & Co., Inc.	11,463,636	2.9
537,134	Pfizer, Inc.	14,626,159	3.7
56,135	Other Securities	2,058,470	0.5
		38,794,794	9.8

	Industrials: 8.2%
171,784	CSX Corp.	4,330,675	1.1
67,360	General Dynamics Corp.	5,193,456	1.3
318,596	General Electric Co.	7,429,659	1.9
28,910	Union Pacific Corp.	4,470,064	1.1
154,887	Other Securities	10,976,530	2.8
		32,400,384	8.2

	Information Technology: 7.7%
16,600	Apple, Inc.	7,464,688	1.9
443,242	Cisco Systems, Inc.	10,673,267	2.7
215,100	Jabil Circuit, Inc.	4,314,906	1.1
132,089	Microchip Technology, Inc.	4,818,607	1.2
89,924	Other Securities	3,136,549	0.8
		30,408,017	7.7

	Materials: 3.7%
66,032	Eastman Chemical Co.	4,735,815	1.2
91,300	EI Du Pont de Nemours & Co.	5,093,627	1.3
104,301	Nucor Corp.	4,642,437	1.2
		14,471,879	3.7

	Telecommunication Services: 2.2%
148,632	CenturyTel, Inc.	5,075,783	1.3
77,248	Other Securities	3,744,983	0.9
		8,820,766	2.2

	Utilities: 5.8%
225,875	CenterPoint Energy, Inc.	5,235,783	1.3
78,676	DTE Energy Co.	5,240,608	1.3
56,913	Entergy Corp.	3,920,167	1.0
199,080	Great Plains Energy, Inc.	4,493,236	1.2
49,900	Sempra Energy	4,056,870	1.0
		22,946,664	5.8
	Total Common Stock
	(Cost $310,432,503)	383,336,972	96.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING LARGE CAP VALUE FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.8%
	Securities Lending Collateralcc(1): 1.6%
308,796	Barclays Bank PLC, Repurchase Agreement dated 05/31/13, 0.06%, due 06/03/13 (Repurchase Amount $308,798, collateralized by various U.S. Government Securities, 0.000%– 4.250%, Market Value plus accrued interest $314,977, due 02/15/14–11/15/39)	$308,796	0.1
1,466,812	BNP Paribas Bank, Repurchase Agreement dated 05/31/13, 0.09%, due 06/03/13 (Repurchase Amount $1,466,823, collateralized by various U.S. Government Agency Obligations, 3.000%–5.375%, Market Value plus accrued interest $1,496,149, due 07/15/16–10/20/42)	1,466,812	0.4
1,466,812	Deutsche Bank AG, Repurchase Agreement dated 05/31/13, 0.10%, due 06/03/13 (Repurchase Amount $1,466,824, collateralized by various U.S. Government Agency Obligations, 2.500%–5.500%, Market Value plus accrued interest $1,496,148, due 03/01/27–05/01/53)	1,466,812	0.4
1,466,812	Mizuho Securities USA Inc., Repurchase Agreement dated 05/31/13, 0.11%, due 06/03/13 (Repurchase Amount $1,466,825, collateralized by various U.S. Government & U.S. Government Agency Obligations, 0.000%–8.500%, Market Value plus accrued interest $1,496,148, due 10/31/13–04/15/52)	1,466,812	0.3
1,466,812	Nomura Securities, Repurchase Agreement dated 05/31/13, 0.11%, due 06/03/13 (Repurchase Amount $1,466,825, collateralized by various U.S. Government Agency Obligations, 0.920%–10.500%, Market Value plus accrued interest $1,496,148, due 06/01/13–05/20/43)	1,466,812	0.4
		6,176,044	1.6

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 2.2%
8,759,923	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $8,759,923)	$8,759,923	2.2

	Total Short-Term Investments
	(Cost $14,935,967)	14,935,967	3.8
	Total Investments in Securities (Cost $325,368,470)	$398,272,939	100.6
	Liabilities in Excess of Other Assets	(2,203,954)	(0.6)
	Net Assets	$396,068,985	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $326,282,925.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$73,290,985
Gross Unrealized Depreciation	(1,300,971)
Net Unrealized Appreciation	$71,990,014

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING LARGE CAP VALUE FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$383,336,972	$—	$—	$383,336,972
Short-Term Investments	8,759,923	6,176,044	—	14,935,967
Total Investments, at fair value	$392,096,895	$6,176,044	$—	$398,272,939

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$576,779
Total	$576,779

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013

ING MID CAP VALUE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.9%
		Consumer Discretionary: 9.2%
52,800		Mattel, Inc.	$2,362,800	0.8
172,200		Newell Rubbermaid, Inc.	4,656,288	1.6
926,400		Samsonite International SA	2,398,656	0.8
60,347	@	Tenneco, Inc.	2,676,993	0.9
395,432		Other Securities	15,014,287	5.1
			27,109,024	9.2

		Consumer Staples: 2.4%
39,800		Bunge Ltd.	2,770,080	1.0
132,441		Other Securities	4,172,374	1.4
			6,942,454	2.4

		Energy: 9.6%
46,150	@	Cameron International Corp.	2,809,150	0.9
133,900	@	Cobalt International Energy, Inc.	3,473,366	1.2
110,654		Noble Corp.	4,287,843	1.5
138,100	@	Ocean Rig UDW, Inc.	2,404,321	0.8
122,300		QEP Resources, Inc.	3,468,428	1.2
394,364		Other Securities	11,788,145	4.0
			28,231,253	9.6

		Financials: 22.8%
68,200		Comerica, Inc.	2,693,218	0.9
131,740		Fifth Third Bancorp.	2,397,668	0.8
52,400		Hanover Insurance Group, Inc.	2,632,052	0.9
106,950		Hartford Financial Services Group, Inc.	3,275,878	1.1
402,080		KKR Financial Holdings LLC	4,229,882	1.4
68,000		Principal Financial Group, Inc.	2,573,800	0.9
109,159		Reinsurance Group of America, Inc.	7,192,487	2.4
119,501		Tower Group International, Ltd.	2,309,954	0.8
191,100		UnumProvident Corp.	5,442,528	1.9
95,300		XL Group PLC	2,995,279	1.0
80,100		Zions Bancorp.	2,246,805	0.8
1,266,582		Other Securities	28,988,800	9.9
			66,978,351	22.8

		Health Care: 7.3%
266,707		Almirall SA	3,234,836	1.1
60,950		AmerisourceBergen Corp.	3,296,176	1.1
112,200	@	Brookdale Senior Living, Inc.	3,180,870	1.1
416,188		Other Securities	11,794,464	4.0
			21,506,346	7.3

		Industrials: 17.9%
472,122	@	ACCO Brands Corp.	3,375,672	1.2
96,700		Barnes Group, Inc.	2,922,274	1.0

COMMON STOCK: (continued)
		Industrials: (continued)
157,800		Delta Airlines, Inc.	$2,841,978	1.0
34,800	@	Esterline Technologies Corp.	2,553,972	0.9
32,500		Hubbell, Inc.	3,263,975	1.1
154,850		KBR, Inc.	5,590,085	1.9
56,100		Pentair Ltd.	3,267,264	1.1
53,250	@	United Rentals, Inc.	3,026,730	1.0
47,200	@	Wesco International, Inc.	3,505,072	1.2
496,870		Other Securities	22,091,880	7.5
			52,438,902	17.9

		Information Technology: 13.9%
137,997	@	Arrow Electronics, Inc.	5,486,761	1.9
138,600		Avago Technologies Ltd.	5,226,606	1.8
47,700	@	Check Point Software Technologies	2,388,816	0.8
119,900	@	Microsemi Corp.	2,629,407	0.9
341,207	@	Skyworks Solutions, Inc.	8,141,199	2.8
172,000	@	Teradyne, Inc.	3,085,680	1.0
67,500	@	Verint Systems, Inc.	2,265,975	0.8
482,445		Other Securities	11,563,880	3.9
			40,788,324	13.9

		Materials: 9.4%
47,700		Celanese Corp.	2,353,995	0.8
70,249	@	Crown Holdings, Inc.	2,975,045	1.0
32,450		Cytec Industries, Inc.	2,319,201	0.8
51,600		International Paper Co.	2,381,340	0.8
90,200		Methanex Corp.	3,986,840	1.4
139,370	@	Owens-Illinois, Inc.	3,825,707	1.3
64,800		Packaging Corp. of America	3,175,200	1.1
206,385		Other Securities	6,420,600	2.2
			27,437,928	9.4

		Utilities: 5.4%
46,100		Alliant Energy Corp.	2,270,886	0.8
50,100		Edison International	2,301,594	0.8
84,500		UGI Corp.	3,227,055	1.1
293,000		Other Securities	8,104,160	2.7
			15,903,695	5.4
		Total Common Stock
		(Cost $249,046,488)	287,336,277	97.9

RIGHTS: 0.0%
		Health Care: 0.0%
226,345	@	Almirall SA	39,716	0.0
		Total Rights (Cost $30,873)	39,716	0.0
		Total Long-Term Investments (Cost $249,077,361)	287,375,993	97.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING MID CAP VALUE FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateralcc(1): 0.1%
315,765	Credit Suisse Securities, Repurchase Agreement dated 05/31/13, 0.06%, due 06/03/13 (Repurchase Amount $315,767, collateralized by various U.S. Government Securities, 0.000%– 4.500%, Market Value plus accrued interest $322,082, due 08/15/13–02/15/43) (Cost $315,765)	$315,765	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
2,909,690	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $2,909,690)	2,909,690	1.0

	Total Short-Term Investments (Cost $3,225,455)	3,225,455	1.1
	Total Investments in Securities (Cost $252,302,816)	$290,601,448	99.0
	Assets in Excess of Other Liabilities	2,974,045	1.0
	Net Assets	$293,575,493	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $255,000,738.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$39,147,649
Gross Unrealized Depreciation	(3,546,939)
Net Unrealized Appreciation	$35,600,710

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$24,710,368	$2,398,656	$—	$27,109,024
Consumer Staples	5,182,894	1,759,560	—	6,942,454
Energy	27,404,879	826,374	—	28,231,253
Financials	66,978,351	—	—	66,978,351
Health Care	15,981,945	5,524,401	—	21,506,346
Industrials	51,251,086	1,187,816	—	52,438,902
Information Technology	40,788,324	—	—	40,788,324
Materials	26,919,592	518,336	—	27,437,928
Utilities	15,903,695	—	—	15,903,695
Total Common Stock	275,121,134	12,215,143	—	287,336,277
Rights	—	39,716	—	39,716
Short-Term Investments	2,909,690	315,765	—	3,225,455
Total Investments, at fair value	$278,030,824	$12,570,624	$—	$290,601,448

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013

ING MIDCAP OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.7%
		Consumer Discretionary: 26.2%
432,617		Best Buy Co., Inc.	$11,918,599	1.0
423,588		Brinker International, Inc.	16,608,885	1.4
570,410		Delphi Automotive PLC	27,841,712	2.4
294,710	@	Discovery Communications, Inc. — Class A	23,240,831	2.0
586,600		Gap, Inc.	23,786,630	2.1
206,876		Harley-Davidson, Inc.	11,283,017	1.0
144,969	@	Liberty Media Corp.	18,100,829	1.6
437,680	@, L	Lions Gate Entertainment Corp.	12,605,184	1.1
274,881		Macy’s, Inc.	13,287,748	1.1
284,675	@	Michael Kors Holdings Ltd.	17,883,283	1.5
444,740		Newell Rubbermaid, Inc.	12,025,770	1.0
307,680	@	Penn National Gaming, Inc.	16,934,707	1.5
221,290		Petsmart, Inc.	14,937,075	1.3
327,491		Ross Stores, Inc.	21,057,671	1.8
192,360	@	Ulta Salon Cosmetics & Fragrance, Inc.	17,458,594	1.5
319,484	@	Urban Outfitters, Inc.	13,395,964	1.2
618,424		Other Securities	30,415,926	2.7
			302,782,425	26.2

		Consumer Staples: 7.8%
474,499		Coca-Cola Enterprises, Inc.	17,632,383	1.5
240,270		Hershey Co.	21,410,460	1.9
481,330		Hillshire Brands Co.	16,673,271	1.5
449,000		Whole Foods Market, Inc.	23,285,140	2.0
106,265		Other Securities	10,728,514	0.9
			89,729,768	7.8

		Energy: 5.2%
284,687	@	Cameron International Corp.	17,328,898	1.5
584,380		Patterson-UTI Energy, Inc.	12,277,824	1.1
264,047		Range Resources Corp.	19,851,053	1.7
222,100		Other Securities	10,347,597	0.9
			59,805,372	5.2

		Financials: 9.8%
90,450	@	Affiliated Managers Group, Inc.	14,833,800	1.3
434,560		Arthur J. Gallagher & Co.	18,981,581	1.7
305,520		Equifax, Inc.	18,606,168	1.6
272,300		Extra Space Storage, Inc.	11,406,647	1.0
718,547		Fifth Third Bancorp.	13,077,555	1.1
353,236		Nasdaq Stock Market, Inc.	11,112,805	1.0
389,346		Other Securities	24,627,929	2.1
			112,646,485	9.8

		Health Care: 13.1%
91,765	@	Actavis, Inc.	11,313,707	1.0
350,670		Agilent Technologies, Inc.	15,937,951	1.4
123,354	@	Alexion Pharmaceuticals, Inc.	12,031,949	1.0

COMMON STOCK: (continued)
		Health Care: (continued)
128,564		Cooper Cos., Inc.	$14,529,018	1.2
407,760		HCA Holdings, Inc.	15,927,106	1.4
124,390	@	Henry Schein, Inc.	11,977,513	1.0
163,210		Perrigo Co.	18,917,671	1.6
56,280	@	Regeneron Pharmaceuticals, Inc.	13,612,444	1.2
183,960	@	Vertex Pharmaceuticals, Inc.	14,773,828	1.3
474,150		Other Securities(a)	22,466,891	2.0
			151,488,078	13.1

		Industrials: 14.5%
464,937		Ametek, Inc.	20,062,032	1.7
184,712	@	BE Aerospace, Inc.	11,718,129	1.0
86,700		Flowserve Corp.	14,576,871	1.3
132,531	@	IHS, Inc.	13,932,984	1.2
324,370		Ingersoll-Rand PLC — Class A	18,661,006	1.6
178,250		Nordson Corp.	12,694,965	1.1
267,464		Pall Corp.	18,241,045	1.6
179,783		Roper Industries, Inc.	22,332,644	1.9
365,092		Waste Connections, Inc.	14,691,302	1.3
158,016	@	Wesco International, Inc.	11,734,268	1.0
124,623		Other Securities	9,355,449	0.8
			168,000,695	14.5

		Information Technology: 17.2%
245,022		Analog Devices, Inc.	11,253,860	1.0
487,190	@	Autodesk, Inc.	18,381,679	1.6
384,160		Broadcom Corp.	13,795,186	1.2
208,470	@	Citrix Systems, Inc.	13,415,044	1.2
202,680	@	F5 Networks, Inc.	16,865,003	1.5
619,441		Flir Systems, Inc.	15,089,583	1.3
441,048		Intuit, Inc.	25,774,845	2.2
447,094	@	NetApp, Inc.	16,779,438	1.4
702,630	@	TIBCO Software, Inc.	14,987,098	1.3
500,860	@	Trimble Navigation Ltd.	13,973,994	1.2
462,987		Xilinx, Inc.	18,820,421	1.6
755,550		Other Securities	19,502,006	1.7
			198,638,157	17.2

		Materials: 3.7%
335,284		Packaging Corp. of America	16,428,916	1.4
940,150		Other Securities	26,188,955	2.3
			42,617,871	3.7

		Telecommunication Services: 1.2%
185,780	@	SBA Communications Corp.	13,983,661	1.2
		Total Common Stock
		(Cost $960,548,438)	1,139,692,512	98.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING MIDCAP OPPORTUNITIES FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.7%
	Securities Lending Collateralcc(1): 0.6%
372,383	Barclays Bank PLC, Repurchase Agreement dated 05/31/13, 0.06%, due 06/03/13 (Repurchase Amount $372,385, collateralized by various U.S. Government Securities, 0.000%– 4.250%, Market Value plus accrued interest $379,837, due 02/15/14–11/15/39)	$372,383	0.0
1,768,860	BNP Paribas Bank, Repurchase Agreement dated 05/31/13, 0.09%, due 06/03/13 (Repurchase Amount $1,768,873, collateralized by various U.S. Government Agency Obligations, 3.000%– 5.375%, Market Value plus accrued interest $1,804,238, due 07/15/16–10/20/42)	1,768,860	0.2
1,768,860	Citigroup, Inc., Repurchase Agreement dated 05/31/13, 0.06%, due 06/03/13 (Repurchase Amount $1,768,869, collateralized by various U.S. Government Agency Obligations, 0.000%– 7.250%, Market Value plus accrued interest $1,804,238, due 06/07/13–07/30/41)	1,768,860	0.1
1,768,860	Deutsche Bank AG, Repurchase Agreement dated 05/31/13, 0.10%, due 06/03/13 (Repurchase Amount $1,768,875, collateralized by various U.S. Government Agency Obligations, 2.500%– 5.500%, Market Value plus accrued interest $1,804,237, due 03/01/27–05/01/53)	1,768,860	0.2
1,768,860	Nomura Securities, Repurchase Agreement dated 05/31/13, 0.11%, due 06/03/13 (Repurchase Amount $1,768,876, collateralized by various U.S. Government Agency Obligations, 0.920%– 10.500%, Market Value plus accrued interest $1,804,237, due 06/01/13–05/20/43)	1,768,860	0.1
		7,447,823	0.6

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 2.1%
24,073,107	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $24,073,107)	$24,073,107	2.1

	Total Short-Term Investments (Cost $31,520,930)	31,520,930	2.7
	Total Investments in Securities (Cost $992,069,368)	$1,171,213,442	101.4
	Liabilities in Excess of Other Assets	(16,014,953)	(1.4)
	Net Assets	$1,155,198,489	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at May 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $994,695,303.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$186,750,045
Gross Unrealized Depreciation	(10,231,906)
Net Unrealized Appreciation	$176,518,139

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING MIDCAP OPPORTUNITIES FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$1,139,692,512	$—	$—	$1,139,692,512
Short-Term Investments	24,073,107	7,447,823	—	31,520,930
Total Investments, at fair value	$1,163,765,619	$7,447,823	$—	$1,171,213,442

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013

ING REAL ESTATE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.1%
		Consumer Discretionary: 6.7%
3,250,155		Host Hotels & Resorts, Inc.	$57,820,258	4.6
92,900		Starwood Hotels & Resorts Worldwide, Inc.	6,345,070	0.5
1,106,800	@	Strategic Hotel Capital, Inc.	8,898,672	0.7
919,300	@	Sunstone Hotel Investors, Inc.	11,086,758	0.9
			84,150,758	6.7

		Financials: 91.8%
179,100		American Campus Communities, Inc.	7,312,653	0.6
464,300		Apartment Investment & Management Co.	14,049,718	1.1
289,669		AvalonBay Communities, Inc.	38,427,490	3.0
693,600		BioMed Realty Trust, Inc.	14,517,048	1.2
435,582		Boston Properties, Inc.	46,424,330	3.7
738,900		Brandywine Realty Trust	10,462,824	0.8
539,200		BRE Properties, Inc.	26,954,608	2.1
518,100		CBL & Associates Properties, Inc.	11,911,119	1.0
250,100		CommonWealth REIT	5,112,044	0.4
480,678		CubeSmart	7,522,611	0.6
1,183,400		DDR Corp.	20,662,164	1.6
178,700		Digital Realty Trust, Inc.	10,884,617	0.9
843,500		Douglas Emmett, Inc.	21,500,815	1.7
1,459,300		Duke Realty Corp.	24,180,601	1.9
237,600		EPR Properties	12,454,992	1.0
821,839		Equity Residential	46,474,995	3.7
82,700		Essex Property Trust, Inc.	12,995,478	1.0
80,800		Federal Realty Investment Trust	8,706,200	0.7
1,715,542		General Growth Properties, Inc.	35,220,077	2.8
1,129,900		HCP, Inc.	53,534,662	4.2
716,400		Health Care Real Estate Investment Trust, Inc.	48,736,692	3.9
627,520		Healthcare Realty Trust, Inc.	16,698,307	1.3
657,700		Healthcare Trust of America, Inc.	7,556,973	0.6
491,200		Highwoods Properties, Inc.	17,889,504	1.4
452,300		Kilroy Realty Corp.	23,931,193	1.9
1,746,923		Kimco Realty Corp.	38,694,344	3.1
1,132,700		Lexington Realty Trust	14,260,693	1.1
658,200		Liberty Property Trust	26,709,756	2.1
506,625		Macerich Co.	32,885,029	2.6
294,081		Pebblebrook Hotel Trust	7,716,685	0.6
459,000		Post Properties, Inc.	21,940,200	1.7
1,423,802		ProLogis, Inc.	57,379,221	4.6

COMMON STOCK: (continued)
		Financials: (continued)
276,802		Public Storage, Inc.	$42,018,544	3.3
392,100		Ramco-Gershenson Properties	6,120,681	0.5
270,100		Realty Income Corp.	12,276,045	1.0
366,900		Regency Centers Corp.	18,932,040	1.5
825,000		Senior Housing Properties Trust	21,326,250	1.7
751,189		Simon Property Group, Inc.	125,027,897	9.9
361,700		SL Green Realty Corp.	31,460,666	2.5
148,200		Sun Communities, Inc.	7,405,554	0.6
218,400		Tanger Factory Outlet Centers, Inc.	7,530,432	0.6
188,100		Taubman Centers, Inc.	15,157,098	1.2
1,305,004		UDR, Inc.	31,802,947	2.5
653,257		Ventas, Inc.	46,622,952	3.7
477,664		Vornado Realty Trust	38,189,237	3.0
803,500		Other Securities	11,850,181	0.9
			1,159,428,167	91.8

		Industrials: 0.6%
215,000		Corrections Corp. of America	7,557,250	0.6
		Total Common Stock (Cost $825,619,546)	1,251,136,175	99.1

SHORT-TERM INVESTMENTS: 0.9%
		Mutual Funds: 0.9%
11,758,352		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $11,758,352)	11,758,352	0.9

		Total Short-Term Investments (Cost $11,758,352)	11,758,352	0.9
		Total Investments in Securities (Cost $837,377,898)	$1,262,894,527	100.0
		Assets in Excess of Other Liabilities	44,517	—
		Net Assets	$1,262,939,044	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

Cost for federal income tax purposes is $940,863,553.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$429,096,253
Gross Unrealized Depreciation	(107,065,279)
Net Unrealized Appreciation	$322,030,974

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING REAL ESTATE FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$1,251,136,175	$—	$—	$1,251,136,175
Short-Term Investments	11,758,352	—	—	11,758,352
Total Investments, at fair value	$1,262,894,527	$—	$—	$1,262,894,527

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013

ING SMALLCAP OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.5%
		Consumer Discretionary: 18.6%
57,446		Arctic Cat, Inc.	$2,693,643	0.9
41,500	@, L	Bally Technologies, Inc.	2,363,425	0.8
63,400		Cheesecake Factory	2,530,928	0.9
44,000	@	Childrens Place Retail Stores, Inc.	2,346,520	0.8
105,511		Cooper Tire & Rubber Co.	2,726,404	0.9
127,700		Dana Holding Corp.	2,416,084	0.8
151,400	@	Express, Inc.	3,300,520	1.1
48,277	@	Hibbett Sporting Goods, Inc.	2,753,237	1.0
89,478	@	Imax Corp.	2,318,375	0.8
59,519	@	Life Time Fitness, Inc.	2,966,427	1.0
94,102	@	LKQ Corp.	2,303,617	0.8
58,759		Monro Muffler, Inc.	2,762,848	1.0
49,255		Pool Corp.	2,534,170	0.9
40,358		Vail Resorts, Inc.	2,584,930	0.9
725,226		Other Securities(a)	17,485,445	6.0
			54,086,573	18.6

		Consumer Staples: 2.3%
44,600		Casey’s General Stores, Inc.	2,709,896	1.0
98,850		Other Securities	3,812,127	1.3
			6,522,023	2.3

		Energy: 6.5%
119,381	@, L	Bill Barrett Corp.	2,694,429	0.9
99,900	@	Carrizo Oil & Gas, Inc.	2,563,434	0.9
53,000	@	Rosetta Resources, Inc.	2,483,580	0.9
54,700	@	Unit Corp.	2,470,799	0.9
536,679		Other Securities(a)	8,549,744	2.9
			18,761,986	6.5

		Financials: 11.8%
63,387		Financial Engines, Inc.	2,733,247	0.9
37,000		Home Properties, Inc.	2,248,490	0.8
17,267	@	Portfolio Recovery Associates, Inc.	2,629,246	0.9
43,300		Sovran Self Storage, Inc.	2,808,871	0.9
63,434	@	Stifel Financial Corp.	2,282,990	0.8
66,100		Tanger Factory Outlet Centers, Inc.	2,279,128	0.8
546,430		Other Securities	19,407,882	6.7
			34,389,854	11.8

		Health Care: 16.7%
47,100	@	Cubist Pharmaceuticals, Inc.	2,588,145	0.9
121,244	@	Healthsouth Corp.	3,551,237	1.2
65,600	@	Team Health Holdings, Inc.	2,562,992	0.9
1,402,241		Other Securities(a)	39,937,898	13.7
			48,640,272	16.7

COMMON STOCK: (continued)
		Industrials: 14.2%
87,216		Actuant Corp.	$2,965,344	1.0
43,500		Acuity Brands, Inc.	3,265,545	1.1
56,100	@	EnPro Industries, Inc.	2,825,757	1.0
101,795		Healthcare Services Group	2,309,728	0.8
75,507	@	HUB Group, Inc.	2,741,659	1.0
176,300		Knight Transportation, Inc.	3,021,782	1.0
77,000		Simpson Manufacturing Co., Inc.	2,253,790	0.8
50,600		Toro Co.	2,411,596	0.8
64,466		Waste Connections, Inc.	2,594,112	0.9
62,000		Woodward Governor Co.	2,427,300	0.8
274,937		Other Securities	14,385,163	5.0
			41,201,776	14.2

		Information Technology: 20.7%
160,100	@	Aruba Networks, Inc.	2,391,894	0.8
120,700	@	Aspen Technology, Inc.	3,695,834	1.3
83,726		Blackbaud, Inc.	2,540,247	0.9
92,633	@	Cardtronics, Inc.	2,642,820	0.9
278,921	@	Integrated Device Technology, Inc.	2,376,407	0.8
62,300		j2 Global, Inc.	2,547,447	0.9
55,000	@	Micros Systems, Inc.	2,321,000	0.8
134,500	@	PTC, Inc.	3,377,295	1.1
62,750	@	Semtech Corp.	2,292,885	0.8
46,900	@	Sourcefire, Inc.	2,624,524	0.9
1,696,827		Other Securities(a)	33,408,103	11.5
			60,218,456	20.7

		Materials: 3.7%
64,200		HB Fuller Co.	2,668,794	0.9
582,289		Other Securities	8,126,537	2.8
			10,795,331	3.7
		Total Common Stock
		(Cost $231,406,433)	274,616,271	94.5

EXCHANGE-TRADED FUNDS: 2.0%
51,703		iShares Russell 2000 Growth Index Fund	5,816,070	2.0
		Total Exchange-Traded Funds (Cost $4,860,614)	5,816,070	2.0
		Total Long-Term Investments (Cost $236,267,047)	280,432,341	96.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING SMALLCAP OPPORTUNITIES FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 7.1%
	Securities Lending Collateralcc(1): 3.9%
2,691,363	Barclays Bank PLC, Repurchase Agreement dated 05/31/13, 0.09%, due 06/03/13 (Repurchase Amount $2,691,383, collateralized by various U.S. Government Agency Obligations, 2.500%– 5.500%, Market Value plus accrued interest $2,745,190, due 06/01/28–06/01/43)	$2,691,363	0.9
2,691,363	BNP Paribas Bank, Repurchase Agreement dated 05/31/13, 0.09%, due 06/03/13 (Repurchase Amount $2,691,383, collateralized by various U.S. Government Agency Obligations, 3.000%– 5.375%, Market Value plus accrued interest $2,745,191, due 07/15/16–10/20/42)	2,691,363	0.9
2,691,363	Citigroup, Inc., Repurchase Agreement dated 05/31/13, 0.06%, due 06/03/13 (Repurchase Amount $2,691,376, collateralized by various U.S. Government Agency Obligations, 0.000%– 7.250%, Market Value plus accrued interest $2,745,191, due 06/07/13–07/30/41)	2,691,363	1.0
2,691,363	Deutsche Bank AG, Repurchase Agreement dated 05/31/13, 0.10%, due 06/03/13 (Repurchase Amount $2,691,385, collateralized by various U.S. Government Agency Obligations, 2.500%– 5.500%, Market Value plus accrued interest $2,745,190, due 03/01/27–05/01/53)	2,691,363	0.9
566,597	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/13, 0.06%, due 06/03/13 (Repurchase Amount $566,600, collateralized by various U.S. Government Securities, 0.000%– 9.875%, Market Value plus accrued interest $577,929, due 09/30/13–11/15/22)	566,597	0.2
		11,332,049	3.9

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 3.2%
9,393,137	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $9,393,137)	$9,393,137	3.2

	Total Short-Term Investments (Cost $20,725,186)	20,725,186	7.1
	Total Investments in Securities (Cost $256,992,233)	$301,157,527	103.6
	Liabilities in Excess of Other Assets	(10,586,882)	(3.6)
	Net Assets	$290,570,645	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at May 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $259,325,080.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$49,840,114
Gross Unrealized Depreciation	(8,007,667)
Net Unrealized Appreciation	$41,832,447

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING SMALLCAP OPPORTUNITIES FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$274,616,271	$—	$—	$274,616,271
Exchange-Traded Funds	5,816,070	—	—	5,816,070
Short-Term Investments	9,393,137	11,332,049	—	20,725,186
Total Investments, at fair value	$289,825,478	$11,332,049	$—	$301,157,527

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013

ING VALUE CHOICE FUND

Shares		Value	Percentage of Net Assets

COMMON STOCK: 97.7%
	Consumer Discretionary: 10.4%
97,370	Best Buy Co., Inc.	$2,682,544	1.1
81,520	Comcast Corp. — Class A	3,273,028	1.4
52,882	Delphi Automotive PLC	2,581,170	1.1
127,719	Host Hotels & Resorts, Inc.	2,272,121	1.0
99,978	Lowe’s Cos., Inc.	4,210,074	1.8
52,060	Macy’s, Inc.	2,516,580	1.1
50,951	Walt Disney Co.	3,213,989	1.3
84,564	Other Securities	3,954,574	1.6
		24,704,080	10.4

	Consumer Staples: 7.1%
68,607	Hillshire Brands Co.	2,376,546	1.0
74,176	Kraft Foods Group, Inc.	4,089,323	1.7
25,154	Philip Morris International, Inc.	2,286,750	1.0
103,967	Procter & Gamble Co.	7,980,507	3.4
		16,733,126	7.1

	Energy: 15.1%
27,259	Anadarko Petroleum Corp.	2,384,345	1.0
55,207	ConocoPhillips	3,386,397	1.4
149,164	ExxonMobil Corp.	13,494,867	5.7
107,841	Halliburton Co.	4,513,146	1.9
49,581	Occidental Petroleum Corp.	4,564,923	1.9
39,638	Royal Dutch Shell PLC —Class A ADR	2,630,774	1.1
158,756	Other Securities(a)	4,833,991	2.1
		35,808,443	15.1

	Financials: 27.6%
40,264	Ameriprise Financial, Inc.	3,282,321	1.4
67,998	Arthur J. Gallagher & Co.	2,970,153	1.3
84,569	Citigroup, Inc.	4,396,742	1.9
57,837	Extra Space Storage, Inc.	2,422,792	1.0
185,190	Fifth Third Bancorp.	3,370,458	1.4
99,554	Invesco Ltd.	3,358,952	1.4
140,094	JPMorgan Chase & Co.	7,647,731	3.2
100,266	Lincoln National Corp.	3,575,486	1.5
44,447	PNC Financial Services Group, Inc.	3,184,183	1.3
39,346	Prudential Financial, Inc.	2,713,694	1.1
308,176	Regions Financial Corp.	2,813,647	1.2
41,688	Travelers Cos., Inc.	3,490,119	1.5
117,770	US Bancorp.	4,129,016	1.7
80,960	Weingarten Realty Investors	2,581,005	1.1
199,052	Wells Fargo & Co.	8,071,559	3.4
109,029	XL Group PLC	3,426,781	1.5
168,518	Other Securities(a)	3,979,398	1.7
		65,414,037	27.6

COMMON STOCK: (continued)
	Health Care: 9.7%
26,224	Amgen, Inc.	$2,636,299	1.1
71,882	Medtronic, Inc.	3,666,701	1.5
145,903	Merck & Co., Inc.	6,813,670	2.9
320,310	Pfizer, Inc.	8,722,041	3.7
33,105	Other Securities	1,213,960	0.5
		23,052,671	9.7

	Industrials: 8.3%
104,357	CSX Corp.	2,630,840	1.1
41,769	General Dynamics Corp.	3,220,390	1.4
190,950	General Electric Co.	4,452,954	1.9
17,648	Union Pacific Corp.	2,728,734	1.1
92,564	Other Securities	6,556,866	2.8
		19,589,784	8.3

	Information Technology: 7.7%
9,715	Apple, Inc.	4,368,641	1.8
273,085	Cisco Systems, Inc.	6,575,887	2.8
126,768	Jabil Circuit, Inc.	2,542,966	1.1
80,960	Microchip Technology, Inc.	2,953,421	1.2
53,250	Other Securities	1,857,360	0.8
		18,298,275	7.7

	Materials: 3.6%
37,861	Eastman Chemical Co.	2,715,391	1.1
54,299	EI Du Pont de Nemours & Co.	3,029,341	1.3
62,189	Nucor Corp.	2,768,033	1.2
		8,512,765	3.6

	Telecommunication Services: 2.2%
91,682	CenturyTel, Inc.	3,130,940	1.3
45,780	Other Securities	2,219,415	0.9
		5,350,355	2.2

	Utilities: 6.0%
140,646	CenterPoint Energy, Inc.	3,260,174	1.4
48,710	DTE Energy Co.	3,244,573	1.4
35,468	Entergy Corp.	2,443,036	1.0
124,078	Great Plains Energy, Inc.	2,800,441	1.2
29,900	Sempra Energy	2,430,870	1.0
162,000	Other Securities(a)	—	—
		14,179,094	6.0
	Total Common Stock
	(Cost $197,026,942)	231,642,630	97.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING VALUE CHOICE FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.1%
	Securities Lending Collateralcc(1): 1.2%
732,264	BNP Paribas Bank, Repurchase Agreement dated 05/31/13, 0.06%, due 06/03/13 (Repurchase Amount $732,268, collateralized by various U.S. Government Securities, 0.000%– 2.750%, Market Value plus accrued interest $747,000, due 09/19/13–11/30/17)	$732,264	0.3
1,000,000	Citigroup, Inc., Repurchase Agreement dated 05/31/13, 0.10%, due 06/03/13 (Repurchase Amount $1,000,008, collateralized by various U.S. Government & U.S. Government Agency Obligations, 0.125%– 5.500%, Market Value plus accrued interest $1,020,000, due 07/31/13–06/01/43)	1,000,000	0.5
1,000,000	Deutsche Bank AG, Repurchase Agreement dated 05/31/13, 0.10%, due 06/03/13 (Repurchase Amount $1,000,008, collateralized by various U.S. Government Agency Obligations, 2.500%– 5.500%, Market Value plus accrued interest $1,020,000, due 03/01/27–05/01/53)	1,000,000	0.4
		2,732,264	1.2

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.9%
4,510,722	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $4,510,722)	$4,510,722	1.9

	Total Short-Term Investments (Cost $7,242,986)	7,242,986	3.1
	Total Investments in Securities (Cost $204,269,928)	$238,885,616	100.8
	Liabilities in Excess of Other Assets	(2,001,655)	(0.8)
	Net Assets	$236,883,961	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $204,412,312

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$35,076,479
Gross Unrealized Depreciation	(603,175)
Net Unrealized Appreciation	$34,473,304

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$24,704,080	$—	$—	$24,704,080
Consumer Staples	16,733,126	—	—	16,733,126
Energy	35,808,443	—	—	35,808,443
Financials	65,414,037	—	—	65,414,037
Health Care	23,052,671	—	—	23,052,671
Industrials	19,589,784	—	—	19,589,784
Information Technology	18,298,275	—	—	18,298,275
Materials	8,512,765	—	—	8,512,765
Telecommunication Services	5,350,355	—	—	5,350,355
Utilities	14,179,094	—	—	14,179,094
Total Common Stock	231,642,630	—	—	231,642,630
Short-Term Investments	4,510,722	2,732,264	—	7,242,986
Total Investments, at fair value	$236,153,352	$2,732,264	$—	$238,885,616

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended May 31, 2013 were as follows:

Fund Name	Type	Per Share Amount
ING Large Cap Value Fund
Class A	NII	$0.1778
Class B	NII	$0.0934
Class C	NII	$0.1024
Class I	NII	$0.2112
Class O*	NII	$0.0321
Class R	NII	$0.1712
Class R6**	NII	$—
Class W	NII	$0.2037
All Classes, except O and R6	STCG	$0.1451
All Classes, except O and R6	LTCG	$0.1582

ING Mid Cap Value Fund
Class I	NII	$0.1192
Class I	STCG	$1.4969
Class I	LTCG	$0.0582

ING MidCap Opportunities Fund
All Classes, except R6**	LTCG	$0.5452
ING Real Estate Fund
Class A	NII	$0.3298
Class B	NII	$0.2024
Class C	NII	$0.2052
Class I	NII	$0.3858
Class O	NII	$0.3289
Class R	NII	$0.3071
Class W	NII	$0.3663

ING SmallCap Opportunities Fund
All Classes, except R6**	STCG	$0.2308
All Classes, except R6**	LTCG	$0.4935

ING Value Choice Fund
Class A	NII	$0.1833
Class B	NII	$0.1082
Class C	NII	$0.0928
Class I	NII	$0.2098
Class O	NII	$0.2152
Class W	NII	$0.1987

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

* Commenced operations January 28, 2013

** Commenced operations May 31, 2013

Of the ordinary distributions made during the year ended May 31, 2013, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Large Cap Value Fund	42.91%
ING Mid Cap Value Fund	9.05%
ING SmallCap Opportunities Fund	37.82%
ING Value Choice Fund	100.00%

For the year ended May 31, 2013, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Large Cap Value Fund	47.05%
ING Mid Cap Value Fund	9.64%
ING Real Estate Fund(1)	2.46%
ING SmallCap Opportunities Fund	37.97%
ING Value Choice Fund	100.00%

(1) As of the Fund’s tax year ended December 31, 2012.

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds below designate the following percentages of net investment income distributions as interest-related dividends:

ING Mid Cap Value Fund	0.02%
ING Value Choice Fund	11.79%

The Funds designate the following percentages of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):

ING Large Cap Value Fund	100.00%
ING Mid Cap Value Fund	100.00%
ING SmallCap Opportunities Fund	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trusts Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (Independent Trustee). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	177	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	177	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	177	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund, (35 funds) (December 2009–Present).

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Chairman/ Trustee	May 2013–Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991–Present) and various positions with Academy of Economics and Finance (2003–2012).	177	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	November 2007–Present	Retired.	177	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	February 2002–Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992–December 2008).	177	None.

Martin J. Gavin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	May 2013–Present	President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–Present).	177	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	May 2013–Present	Retired. Director, Hill- Stead Museum (non-profit) (2008–Present).	177	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995–2005).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	177	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	177	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006–Present	Consultant (May 2001–Present).	177	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson/Trustee	February 2002–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	177	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	177
ING Capital Corporation, LLC (December 2005–Present) and ING Investments Distributer, LLC (December 2005–Present; ING Funds Services, LLC, ING Investments LLC and ING Investment Management, LLC (March 2006–Present); and ING Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee (“Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee who shall retire from and cease to be a member of the Board of Trustees as of the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 73. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purpose of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Balanced Portfolio, Inc.; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING Intermediate Bond Portfolio; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Money Market Portfolio; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Short Duration High Income Fund; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Insurance Trust; ING Variable Portfolios, Inc.; and ING Variable Products Trust. The number of funds in the ING Fund Complex is as of June 30, 2013.

(3)	“Interested person,” as defined in the 1940 Act, by virtue of this Trustee’s current affiliation with any of the Funds, ING or any of ING’s affiliates.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President	February 2002–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 63	Executive Vice President Chief Investment Risk Officer	February 2002–Present September 2009–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	July 2012–Present
Senior Vice President — Fund Compliance, ING Funds Services, LLC (June 2012–Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007–June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012–Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003–March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	November 1999–Present	Vice President, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	February 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012–Present	Vice President, ING Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012–Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Assistant Vice President	May 2008–Present	Vice President — Director of Tax, ING Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Value Choice Fund was held March 14, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve an Agreement and Plan of Reorganization by and between Value Choice Fund and ING Large Cap Value Fund (“Large Cap Value Fund”), providing for the reorganization of Value Choice Fund with and into Large Cap Value Fund.

2	To approve a new sub-advisory agreement between ING Investments, LLC, the investment advisor to Value Choice Fund and ING Investment Management Co. LLC, Value Choice Fund’s current interim sub-adviser and proposed sub-adviser.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Value Choice Fund	1*	7,285,233.917	163,476.383	452,620.607	—	7,901,330.907
	2*	7,239,741.437	186,673.245	474,916.225	—	7,901,330.907

*    Proposals deferred; adjourned to April 11, 2013

A special meeting of shareholders of the ING Value Choice Fund was held April 11, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve an Agreement and Plan of Reorganization by and between Value Choice Fund and ING Large Cap Value Fund (“Large Cap Value Fund”), providing for the reorganization of Value Choice Fund with and into Large Cap Value Fund.

2	To approve a new sub-advisory agreement between ING Investments, LLC, the investment advisor to Value Choice Fund and ING Investment Management Co. LLC, Value Choice Fund’s current interim sub-adviser and proposed sub-adviser.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Value Choice Fund	1*	8,930,856.413	196,414.569	780,031.935	—	9,907,302.917
	2*	8,872,657.437	220,094.608	814,550.872	—	9,907,302.917

*    Proposals passed

A special meeting of shareholders of the ING Equity Trust Registrant was held May 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposal:

4	To elect 13 nominees to the Board of Trustees (the “Board”) of the Trusts.

ING Equity Trust Registrant

	Proposal	For All	Withold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	4*	139,936,518.159	2,279,819.350	0.000	0.000	142,216,337.509
John V. Boyer	4*	139,942,146.390	2,274,191.119	0.000	0.000	142,216,337.509
Patricia W. Chadwick	4*	139,954,944.396	2,261,393.113	0.000	0.000	142,216,337.509
Albert E. DePrince, Jr.	4*	139,891,947.101	2,324,390.408	0.000	0.000	142,216,337.509
Peter S. Drotch	4*	139,917,699.966	2,298,637.543	0.000	0.000	142,216,337.509
J. Michael Earley	4*	139,928,908.474	2,287,429.035	0.000	0.000	142,216,337.509
Martin J. Gavin	4*	139,931,892.993	2,284,444.516	0.000	0.000	142,216,337.509
Russell H. Jones	4*	139,935,094.810	2,281,242.699	0.000	0.000	142,216,337.509
Patrick W. Kenny	4*	139,932,152.051	2,284,185.458	0.000	0.000	142,216,337.509
Shaun P. Mathews	4*	139,948,868.446	2,267,469.063	0.000	0.000	142,216,337.509
Joseph E. Obermeyer	4*	140,483,499.690	1,732,837.819	0.000	0.000	142,216,337.509
Sheryl K. Pressler	4*	140,516,551.647	1,699,785.862	0.000	0.000	142,216,337.509
Roger B. Vincent	4*	140,494,975.960	1,721,361.549	0.000	0.000	142,216,337.509

*    Proposal passed

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

A special meeting of shareholders of the ING Growth Opportunities Fund was held May 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

8	To approve a managers-of-managers policy with respect to ING Growth Opportunities Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund’s shareholders.

9	To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Growth Opportunities Fund	1*	1,505,162.048	69,159.659	91,941.59	417,098.19	2,083,361.487
	2*	1,502,561.802	71,005.744	92,695.753	417,098.188	2,083,361.487
	8*	1,487,778.688	84,143.035	94,341.575	417,098.189	2,083,361.487
	9*	1,481,087.048	91,035.443	94,140.807	417,098.189	2,083,361.487

*    Proposals passed

A special meeting of shareholders of the ING Large Cap Value Fund was held May 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

9	To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Large Cap Value Fund	1*	31,756,445.784	427,935.884	294,837.059	5,506,139.025	37,985,357.752
	2*	31,744,783.112	425,672.875	308,762.990	5,506,138.775	37,985,357.752
	9*	31,546,878.538	612,280.815	320,059.624	5,506,138.775	37,985,357.752

*    Proposals passed

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

A special meeting of shareholders of the ING Mid Cap Value Fund was held May 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

9	To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Mid Cap Value Fund	1*	23,122,974.583	0.000	0.000	—	23,122,974.583
	9*	23,122,974.583	0.000	0.000	—	23,122,974.583

*    Proposals passed

A special meeting of shareholders of the ING MidCap Opportunities Fund was held May 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

9	To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING MidCap Opportunities Fund	1*	16,280,427.982	1,008,202.262	1,030,847.114	2,142,132.036	20,461,609.394
	2*	15,892,887.862	1,403,143.407	1,023,445.339	2,142,132.786	20,461,609.394
	9*	14,786,178.289	2,405,148.557	1,128,150.012	2,142,132.536	20,461,609.394

*    Proposals deferred; adjourned to June 13, 2013

A special meeting of shareholders of the ING Real Estate Fund was held May 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

9	To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Real Estate Fund	1*	34,340,392.451	266,964.317	491,818.519	7,735,372.477	42,834,547.764
	9*	33,550,896.009	1,041,864.206	506,414.822	7,735,372.727	42,834,547.764

*    Proposals passed

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

A special meeting of shareholders of the ING SmallCap Opportunities Fund was held May 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

8	To approve a managers-of-managers policy with respect to ING SmallCap Opportunities Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund’s shareholders.

9	To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING SmallCap Opportunities Fund	1*	1,835,288.549	50,896.124	45,521.976	393,229.734	2,324,936.383
	2*	1,827,172.952	59,775.902	44,757.545	393,229.984	2,324,936.383
	8*	1,810,134.684	76,030.836	45,541.129	393,229.734	2,324,936.383
	9*	1,799,045.336	88,145.792	44,515.271	393,229.984	2,324,936.383

*    Proposals deferred; adjourned to June 13, 2013

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH THE SEPARATION PLAN FOR ING GROWTH OPPORTUNITIES FUND, ING LARGE CAP VALUE FUND, ING MID CAP VALUE FUND, ING MIDCAP OPPORTUNITIES FUND, ING REAL ESTATE FUND, ING SMALLCAP OPPORTUNITIES FUND, AND ING VALUE CHOICE FUND (EACH A “FUND” AND COLLECTIVELY, THE “FUNDS”)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, when a series of ING Equity Trust (the “Trust”) enters into a new investment advisory contract (each an “Advisory Contract”) with ING Investments, LLC (“ING Investments” or the “Adviser”) and a new sub-advisory contract (“Sub-Advisory Contract”) (together, the “Advisory and Sub-Advisory Contracts”) between the Adviser and the sub-adviser to each Fund (collectively, the “Sub-Advisers”), the Board of Trustees (the “Board”) of the Trust, including a majority of the Board members who have no direct or indirect interest in the Advisory and Sub-Advisory Contracts, and who are not “interested persons” of the series, as such term is defined under the 1940 Act (the “Independent Trustees”), must approve the new arrangements. Discussed below are certain factors that the Board considered at meetings held on January 10, 2013 (for the Advisory Contracts and Sub-Advisory Contracts with parties that are affiliated with the Adviser) and on March 7, 2013 (for Sub-Advisory Contracts with third parties that are not affiliated with the Adviser) in determining whether to approve new advisory and sub-advisory arrangements for the Funds in connection with the Separation Plan, as defined and discussed below.

The Board noted that pursuant to an agreement with the European Commission, ING Groep, N.V. (“ING Groep”), the ultimate parent company of the Adviser and ING affiliated Sub-Advisers, has announced its intention to divest ING U.S., Inc. (“ING U.S.”), its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and ING affiliated Sub-Advisers, into an independent, standalone company by the end of 2016 (such divestment, the “Separation Plan”). ING U.S. is a wholly owned, indirect subsidiary of ING Groep and a parent company of the Adviser and ING affiliated Sub-Advisers. The Board further noted that the Separation Plan may result in the Adviser and ING affiliated Sub-Advisers’ loss of access to the services and resources of their current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control. If a change of control is deemed to take place, the investment advisory and sub-advisory agreements for the ING Funds, including the Funds, would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of an ING Fund. The Board also recognized that there can be no assurance that the Separation Plan will be carried out. The Board considered the potential effects of the separation on the Funds, the Adviser and ING affiliated Sub-Advisers, including the Adviser’s and ING affiliated Sub-Advisers’ ability prior to, during and after the separation to perform the same level of service to the Funds as they currently provide. In this regard, the Board noted that the Adviser and ING affiliated Sub-Advisers do not currently anticipate that the separation would have a material adverse impact on the Funds or their operations and administration.

ING Groep’s base case to achieve the Separation Plan is through an initial public offering of ING U.S. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of ING U.S. stock, or, possibly, through one or more privately negotiated sales of the stock. (While the Separation Plan is the base case, it is possible that the Separation Plan may be achieved by means of a sale to a single buyer or group of buyers.)

Each of the Funds included in this report (ING Growth Opportunities Fund, ING Large Cap Value Fund, ING Mid Cap Value Fund, ING MidCap Opportunities Fund, ING Real Estate Fund, ING SmallCap Opportunities Fund, and ING Value Choice Fund (collectively, the “Funds”)) are subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event.

As described above, the Separation Plan contemplates one or more transactions, commencing with the IPO, that are expected to result ultimately in a direct or indirect “Change of Control Event” for the Adviser and Sub-Advisers, which in turn would result in the automatic termination of the current advisory agreements and current sub-advisory agreements (collectively, the “Current Agreements”). The decisions

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

by the Board, including a majority of the Independent Trustees, to approve the proposed advisory agreements and the proposed sub-advisory agreements for the Funds (collectively, the “Proposed Agreements”) were based on a determination by the Board that it would be in the best interests of the shareholders of the Funds for the Adviser and Sub-Advisers to continue providing investment advisory, sub-advisory, and related services for the Funds, without interruption, as consummation of the Separation Plan proceeds.

The Board was aware that the IPO may not result immediately in a Change of Control Event, but also recognized that the Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreements and future agreements that may become effective upon certain Change of Control Events in the future will permit the Funds to benefit from the continuation of services by the Adviser, Sub-Advisers and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser is seeking to obtain regulatory assurances that the staff of the SEC would not object to approval of future agreements by shareholders at this time.

Prior to its approval of the Proposed Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Advisers under the Current Agreements and to be provided under the Proposed Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Current Agreements, which were most recently approved for continuation at an in-person meeting of the Board held on November 29, 2012. During the review process that led to its approval of the Current Agreements on November 29, 2012, the Board was aware that it likely would be asked in the very near future to consider approval of the Proposed Agreements.

On November 29, 2012, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, that the approval of the Current Agreements was in the best interests of the Funds and their shareholders and that the fee rates set forth in the Current Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Current Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Current Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Advisers and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, ING affiliated Sub-Advisers and their affiliates with respect to their services to the Funds. A further description of the process followed by the Board in approving the Current Agreements on November 29, 2012, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth in the Funds’ Semi-Annual Report, dated November 30, 2012, under the section titled “BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS.”

In connection with its approval of the Proposed Agreements, on January 10, 2013 (for the Advisory Contract and Sub-Advisory Contracts with parties that are affiliated with the Adviser) and on March 7, 2013 (for Sub-Advisory Contracts with third parties that are not affiliated with the Adviser), the Board considered its conclusions in connection with its November 29, 2012 approvals of those Current Agreements that were in effect on that date, including the Board’s general satisfaction with the nature, extent and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its January 10, 2013 and March 7, 2013 approvals of the Proposed Agreements, the Board considered a representation made to it on those dates by the Adviser’s president that there were no additional developments not already disclosed to the Board since November 29, 2012 that would be a material consideration to the Board in connection with its consideration of the Proposed Agreements.

As a result, in addition to the information identified above, in considering the Proposed Agreements, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of implementing the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser and its affiliates that render investment sub-advisory, administrative, distribution, compliance and other services to the Funds. When making its decisions on January 10, 2013 and March 7, 2013, the Board took into account that, commencing in early 2011, it had posed ongoing inquiries to, and received regular updates from, management relating to the Separation Plan.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Subsequent to November 2012, the Board and its committees accelerated their due diligence processes by engaging in an extensive review and analysis of additional information regarding the proposed IPO and related matters. This analysis focused on, among other matters, the expectations for continuity and stability of ING U.S. throughout implementation of the Separation Plan and thereafter. In this connection, the Board considered that the Separation Plan is being implemented as a result of legal and regulatory commitments by ING Groep, that the Board generally has been satisfied with the nature, extent and quality of the services provided to the Funds, including investment advisory, administrative and support services, and that it would be in the Funds’ best interests to maintain continuity and stability of the services currently being provided. The Board carefully considered ING U.S.’s anticipated future plans related to capitalization, operational matters, and the retention of current levels of staffing and related compensation structures, as well as the desires of its senior executives and key employees and the importance of the investment management operations within the ING U.S. business structure going forward.

Among other steps in its nearly two-year due diligence process, which accelerated upon ING U.S.’s Form S-1 filing, the following actions were taken and considered by or on behalf of the Board:

1.	The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties from K&L Gates, legal counsel for such Board members, which law firm has extensive experience regarding such matters.

2.	The Independent Trustees established an Ad Hoc IPO Transaction Committee (the “IPO Committee”), consisting exclusively of Independent Trustees, to help oversee, coordinate, and perform portions of the Board’s due diligence activities. In this connection, the IPO Committee considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with Change of Control events.

3.	The Independent Trustees, with assistance from K&L Gates, prepared written inquiries to the Adviser and its affiliates regarding the IPO, including details regarding ING U.S.’s anticipated business plan for continuing operations after the IPO and potential Change of Control Events.

4.	The Board received and evaluated written responses from the Adviser and its affiliates pursuant to inquiries made on the Board’s behalf. These evaluations were conducted through a series of separate meetings by the Board’s Audit Committee, Compliance Committee, Contracts Committee, Domestic Equity Funds Investment Review Committee, International/Balanced/Fixed Income Funds Investment Review Committee, Nominating and Governance Committee, and IPO Committee (collectively, the “Committees”), and by the Independent Trustees (which, at times, included one or both Board members who are not Independent Trustees). With respect to services to be rendered to the Funds by ING U.S. during implementation of the Separation Plan, each Committee evaluated matters relating to those services typically overseen by such Committee (and, in the case of the IPO Committee, relevant matters not otherwise assigned to a standing Committee). Future references herein to actions taken by the Board or the Independent Trustees may include, in some instances, actions taken by one or more of the Committees.

5.	The Board requested and participated in a series of in-person and/or telephonic meetings involving presentations from senior management personnel at ING U.S. (including its Chief Executive Officer, Chief Operating Officer, Chief Risk Officer, Head of Corporate Development, Head of Proprietary Investments, and the heads of each proposed primary operating unit of ING U.S.), as well as from senior management of the Adviser and its affiliates, including senior human resources personnel, senior investment personnel, and senior compliance personnel at the Sub-Advisers. The Board also requested and had such meetings with the Funds’ Chief Compliance Officer and Chief Investment Risk Officer who, as a matter of course, report directly to the Board or its Committees.

6.	The Board received and reviewed the preliminary Form S-1 that contained extensive information relating to, among other matters, ING U.S.’s anticipated business plans and financial structure. In this connection, the Board considered, among other matters: the anticipated arrangements between ING Groep and ING U.S. over the course of the Separation Plan; the anticipated use of potential proceeds of the capital that would be raised through the Form S-1 offering (including that portion of potential proceeds that may be retained by ING Groep and that portion that may be dedicated to the capitalization and operations of ING U.S., including its asset management operations); the potential short-term and long-term financial consequences to ING U.S. of the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

closed book of variable annuity business that would be maintained by ING U.S.-affiliated insurance companies; and other information provided by the Adviser and its affiliates.

7.	K&L Gates retained Grail Partners LLC (“Grail”), an independent investment banking firm with extensive experience relating to business operations such as those to be conducted by ING U.S., in order to help K&L Gates evaluate and advise the Board with respect to, among other matters, details of ING U.S.’s anticipated business plan and financial capitalization as set forth in its Form S-1 and related information provided by the Adviser and its affiliates, including the potential implications to the Adviser and its non-insurance affiliates of insurance regulations and related capitalization matters. The Independent Trustees or IPO Committee members attended certain in-person and telephone conference call meetings at which Grail rendered advice to K&L Gates regarding these matters and responded to questions.

8.	The Independent Trustees, the Board, and many of its Committees held in-person meetings on November 27, 28, and 29, 2012 during which, among other actions, they evaluated the responsive due diligence information provided to date by the Adviser and its affiliates, and considered input from K&L Gates, Grail, and others regarding the Form S-1. At the conclusion of these meetings, the Independent Trustees and the Committees posed to the Adviser and its affiliates a series of follow-up information requests.

9.	Among the follow-up actions arising from the November 27, 28, and 29 meetings, the Independent Trustees requested and received written assurances that the Adviser and its affiliates: are committed to maintaining appropriate levels of overall staffing, ongoing resources and service quality; and throughout the time period during which the Separation Plan is implemented, will notify and consult with the Board in advance if management proposes to take certain actions with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep as contemplated by the Separation Plan will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Funds. The Board also considered that the importance of the asset management operations to the overall success of ING U.S., as described by the Form S-1 and during presentations by senior ING U.S. management personnel, could provide a strong incentive to ING U.S. to provide appropriate resource allocations to support those asset management operations.

10.	The Board considered representations by the Adviser and its affiliates that approval of the Proposed Agreements would be necessary for the Funds to continue receiving investment management services from the Adviser and Sub-Advisers following the Change of Control Events contemplated by the Separation Plan.

11.	The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the Proposed Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Funds than, the terms of the corresponding Current Agreements.

12.	The Board considered that, to the extent that the Proposed Agreements do have changes, those changes are designed to benefit shareholders and/or to provide management, subject to Board supervision, with greater flexibility to manage the Funds in a manner consistent with stated investment objectives. In this connection, the Board considered, among other matters, the Adviser’s representation that no material changes would be made to the Proposed Agreements, as compared to the Current Agreements, with respect to the material contractual terms that were previously negotiated under which the Funds and their Adviser and Sub-Advisers currently operate, including contractual provisions relating to fees and expenses.

13.	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Advisers can be expected to provide services of the same nature, extent and quality under the Proposed Agreements as are provided thereby under the Current Agreements; and (b) the Separation Plan is not expected to result in any changes to: (i) the management of the Funds, including the continuity of the Funds’ portfolio managers and other personnel responsible for the management operations of the Funds; or (ii) the investment objective of or the principal investment strategies used to manage any of the Funds.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

14.	The Board considered the steps by the Adviser and its affiliates that have been taken and are planned to be taken to retain the employment of key personnel, including incentive compensation plan arrangements, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation Plan to create and grow an investment management operation that is independent from other ING Groep banking and insurance operations that will not be part of ING U.S.

15.	The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the Proposed Agreements.

16.	The Board considered ING U.S.’s preliminary “branding” plans regarding the future name of its asset management operations, as well as its anticipated ability to continue to use the “ING” brand name for such operations for a period of time following the IPO.

17.	The Board considered the advice provided by Dechert LLP, legal counsel to the Funds and the Adviser, with respect to the Proposed Agreements (including advice relating to the process and timing of seeking shareholder approval of the Proposed Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation Plan following the IPO) and regarding the Board’s role and responsibilities with respect to ING Groep’s restructuring.

18.	The Board considered the legal obligation of ING Groep under the Separation Plan to divest its ownership interest in ING U.S., as well as certain potential advantages and disadvantages to shareholders of the Funds of this divestiture, and certain potential advantages and disadvantages of alternative divestiture actions that ING Groep might be forced to take if the Proposed Agreements are not approved by the Board or by shareholders of the Funds.

19.	The Board considered peer group and benchmark investment performance comparison data relating to the Funds that was more current than related comparison data considered by it in connection with the November 29, 2012 approvals of the Current Agreements.

20.	The Board considered actions taken by the Adviser subsequent to the November 29, 2012 approvals of the Current Agreements with respect to certain ING Funds in response to requests made by the Board in connection with those approvals.

21.	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the Proposed Agreements.

22.	The Board considered that, if shareholders approve the Proposed Agreements, the Board currently expects to continue to conduct an annual contracts review process consistent with the process it would have conducted had the Current Agreements continued in effect and not been replaced by the Proposed Agreements, notwithstanding the two-year initial term set forth in the Proposed Agreements. For example, if the Proposed Agreements are approved by shareholders in 2013, the Board would not legally be required to review or renew those contracts until 2015. However, the Board currently intends to conduct annual reviews of such contracts in 2013 and 2014, and ING has consented to this process. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Funds. In addition, the Board considered that, under the Proposed Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the Proposed Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at meetings of the Board held on January 10, 2013 and March 7, 2013, the Board, including a majority of the Independent Trustees, voted to approve the Proposed Agreements and, as applicable, to recommend approval of the Proposed Agreements by shareholders of the Funds. In this connection, the Board concluded that, in light of all factors considered, the terms of the Proposed Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of the Funds to approve the Proposed Agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the Current Agreements. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the Proposed Agreements and to recommend approval of the Proposed Agreements to shareholders.

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Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

AR-UDEALL     (0513-072613)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that J. Michael Earley, Peter S. Drotch and Colleen Baldwin are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley, Mr. Drotch and Ms. Baldwin are “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $135,300 for year ended May 31, 2013 and $128,520 for year ended May 31, 2012.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $16,800 for the year ended May 31, 2013 and $16,800 for year ended May 31, 2012.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $56,871 in the year ended May 31, 2013 and $55,225 in the year ended May 31, 2012. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: None.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II. Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV. Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside

2

counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V. Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI. Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII. Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX. Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

4

Last Approved: May 23, 2013

5

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2013through December 31, 2013

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee1
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,000 per audit

__________

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

6

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2013 through December 31, 2013

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,400 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $2,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

7

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2013 through December 31, 2013

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee2
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

__________

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

8

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $2,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

9

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2013through December 31, 2013

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	√	√	Not to exceed $5,000 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $35,000 during the Pre-Approval Period

10

Appendix E

Prohibited Non-Audit Services
Dated: January 1, 2013 to December 31, 2013

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services
•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

11

EXHIBIT A

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING BALANCED PORTFOLIO, INC.

ING EMERGING MARKETS LOCAL BOND FUND

ING EMERING MARKETS HIGH DIVIDEND EQUITY FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL STRATEGIC INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING INTERMEDIATE BOND PORTFOLIO

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MONEY MARKET PORTFOLIO

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING SERIES FUND, INC.

ING SHORT DURATION HIGH INCOME FUND

ING STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
ING VARIABLE FUNDS

ING VARIABLE INSURANCE TRUST

ING VARIABLE PORTFOLIOS INC,

ING VARIABLE PRODUCTS TRUST

(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $661,861 for year ended May 31, 2013 and $1,152,577 for year ended May 31, 2012.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

14

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
Summary or full schedule, if applicable, are included as part of the report to shareholders filed under Item 1 of this Form.

15

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

ING Equity Trust

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of ING Growth Opportunities Fund, ING Large Cap Value Fund, ING Mid Cap Value Fund, ING MidCap Opportunities Fund, ING Real Estate Fund, ING SmallCap Opportunities Fund, and ING Value Choice Fund, each a series of ING Equity Trust, as of May 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified reports thereon dated July 26, 2013 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR. The portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

July 26, 2013

16

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013

ING GROWTH OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.6%
		Consumer Discretionary: 19.6%
18,360	@	AMC Networks, Inc.	1,175,407	1.0
40,815		Best Buy Co., Inc.	1,124,453	1.0
43,270		Brinker International, Inc.	1,696,617	1.5
62,190		Comcast Corp. — Class A	2,496,929	2.1
32,670		Gap, Inc.	1,324,769	1.1
28,600		Home Depot, Inc.	2,249,676	1.9
62,690	@, L	Lions Gate Entertainment Corp.	1,805,472	1.5
42,260	@	The Madison Square Garden, Inc.	2,473,478	2.1
30,215	@	Michael Kors Holdings Ltd.	1,898,106	1.6
18,030		Petsmart, Inc.	1,217,025	1.0
19,620		Ross Stores, Inc.	1,261,566	1.1
7,920		Six Flags Entertainment Corp.	590,594	0.5
31,060	@	Tribune Co.	1,762,655	1.5
22,050	@	Ulta Salon Cosmetics & Fragrance, Inc.	2,001,258	1.7
			23,078,005	19.6

		Consumer Staples: 12.7%
47,590		Coca-Cola Enterprises, Inc.	1,768,444	1.5
20,290		Costco Wholesale Corp.	2,225,204	1.9
24,820		CVS Caremark Corp.	1,429,136	1.2
20,390		Hershey Co.	1,816,953	1.5
42,480		Hillshire Brands Co.	1,471,507	1.3
15,110		JM Smucker Co.	1,525,506	1.3
22,260		Kraft Foods Group, Inc.	1,227,194	1.0
59,140		Mondelez International, Inc.	1,742,264	1.5
22,700		Procter & Gamble Co.	1,742,452	1.5
			14,948,660	12.7

		Energy: 4.0%
14,300		Anadarko Petroleum Corp.	1,250,821	1.1
13,600		EOG Resources, Inc.	1,755,760	1.5
18,500		Occidental Petroleum Corp.	1,703,295	1.4
			4,709,876	4.0

		Financials: 6.5%
8,020	@	Affiliated Managers Group, Inc.	1,315,280	1.1
6,740		Blackrock, Inc.	1,881,808	1.6
24,240		Equifax, Inc.	1,476,216	1.2
25,130		JPMorgan Chase & Co.	1,371,847	1.2
19,070		Travelers Cos., Inc.	1,596,540	1.4
			7,641,691	6.5

		Health Care: 11.3%
22,950		Amgen, Inc.	2,307,163	2.0
21,790	@	Celgene Corp.	2,694,334	2.3
32,340	@	Express Scripts Holding Co.	2,008,961	1.7
16,510		McKesson Corp.	1,879,829	1.6
36,000	@	Myriad Genetics, Inc.	1,155,600	1.0
14,530		Perrigo Co.	1,684,172	1.4
2,420	@	Regeneron Pharmaceuticals, Inc.	585,325	0.5
20,120	L	Resmed, Inc.	965,760	0.8
			13,281,144	11.3

		Industrials: 12.7%
29,690		Ametek, Inc.	1,281,123	1.1
18,870	@	BE Aerospace, Inc.	1,197,113	1.0
36,638		Danaher Corp.	2,264,961	1.9
10,210		Flowserve Corp.	1,716,607	1.5
26,170	@	Ingersoll-Rand PLC — Class A	1,505,560	1.3
18,810		Nordson Corp.	1,339,648	1.1
15,994		Roper Industries, Inc.	1,986,775	1.7
13,160		Union Pacific Corp.	2,034,799	1.7
39,790		Waste Connections, Inc.	1,601,150	1.4
			14,927,736	12.7

		Information Technology: 28.7%
12,684		Apple, Inc.	5,703,741	4.8
37,990	@	Autodesk, Inc.	1,433,363	1.2
35,430		Broadcom Corp.	1,272,291	1.1
20,240	@	Cognizant Technology Solutions Corp.	1,308,516	1.1
122,830	@	EMC Corp.	3,041,271	2.6
12,120	@	F5 Networks, Inc.	1,008,505	0.9
47,870		Flir Systems, Inc.	1,166,113	1.0
21,490	@	Gartner, Inc.	1,216,549	1.0
5,950	@	Google, Inc. — Class A	5,178,939	4.4
8,790		International Business Machines Corp.	1,828,496	1.6
28,870		Intuit, Inc.	1,687,163	1.4
50,120	@	Juniper Networks, Inc.	888,627	0.8
49,670		Microsoft Corp.	1,732,490	1.5
106,033		Oracle Corp.	3,579,674	3.0
56,820	@	TIBCO Software, Inc.	1,211,971	1.0
39,060		Xilinx, Inc.	1,587,789	1.3
			33,845,498	28.7

		Materials: 3.1%
29,190		International Paper Co.	1,347,119	1.1
24,640		Packaging Corp. of America	1,207,360	1.0
73,980		Steel Dynamics, Inc.	1,134,853	1.0
			3,689,332	3.1

		Total Common Stock
		(Cost $95,979,837)	116,121,942	98.6

See Accompanying Notes to Financial Statements

1

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING GROWTH OPPORTUNITIES FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.1%
	Securities Lending Collateralcc(1): 2.4%
1,000,000	Citigroup, Inc., Repurchase Agreement dated 05/31/13, 0.10%, due 06/03/13 (Repurchase Amount $1,000,008, collateralized by various U.S. Government & U.S. Government Agency Obligations, 0.125%–5.500%, Market Value plus accrued interest $1,020,000, due 07/31/13–06/01/43)	1,000,000	0.9
1,000,000	Deutsche Bank AG, Repurchase Agreement dated 05/31/13, 0.10%, due 06/03/13 (Repurchase Amount $1,000,008, collateralized by various U.S. Government Agency Obligations, 2.500%–5.500%, Market Value plus accrued interest $1,020,000, due 03/01/27–05/01/53)	1,000,000	0.8
797,234	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/13, 0.09%, due 06/03/13 (Repurchase Amount $797,240, collateralized by various U.S. Government Agency Obligations, 1.378%–6.500%, Market Value plus accrued interest $813,179, due 02/01/16–05/01/46)	797,234	0.7
		2,797,234	2.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.7%
2,001,505	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $2,001,505)	2,001,505	1.7

	Total Short-Term Investments
	(Cost $4,798,739)	4,798,739	4.1

	Total Investments in Securities
	(Cost $100,778,576)	$120,920,681	102.7
	Liabilities in Excess of Other Assets	(3,156,602)	(2.7)
	Net Assets	$117,764,079	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at May 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $100,889,082.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$20,536,869
Gross Unrealized Depreciation	(505,270)
Net Unrealized Appreciation	$20,031,599

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$116,121,942	$—	$—	$116,121,942
Short-Term Investments	2,001,505	2,797,234	—	4,798,739
Total Investments, at fair value	$118,123,447	$2,797,234	$—	$120,920,681

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the 0Portfolio of Investments.

See Accompanying Notes to Financial Statements

2

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013

ING LARGE CAP VALUE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.8%

		Consumer Discretionary: 10.3%
160,546		Best Buy Co., Inc.	4,423,042	1.1
73,400		Brinker International, Inc.	2,878,014	0.7
135,367		Comcast Corp. — Class A	5,434,985	1.4
87,758		Delphi Automotive PLC	4,283,468	1.1
211,083		Host Hotels & Resorts, Inc.	3,755,166	0.9
166,078		Lowe’s Cos., Inc.	6,993,545	1.8
86,446		Macy’s, Inc.	4,178,800	1.1
67,621	@	Penn National Gaming, Inc.	3,721,860	0.9
84,500		Walt Disney Co.	5,330,260	1.3
			40,999,140	10.3

		Consumer Staples: 7.1%
114,860		Hillshire Brands Co.	3,978,751	1.0
121,378		Kraft Foods Group, Inc.	6,691,569	1.7
43,331		Philip Morris International, Inc.	3,939,221	1.0
173,808		Procter & Gamble Co.	13,341,502	3.4
			27,951,043	7.1

		Energy: 14.9%
45,033		Anadarko Petroleum Corp.	3,939,036	1.0
93,102		ConocoPhillips	5,710,877	1.4
248,795		ExxonMobil Corp.	22,508,484	5.7
173,823		Halliburton Co.	7,274,493	1.8
72,694	@	Noble Corp.	2,816,892	0.7
81,717		Occidental Petroleum Corp.	7,523,684	1.9
83,426	@	Rowan Companies PLC	2,773,080	0.7
64,545		Royal Dutch Shell PLC — Class A ADR	4,283,852	1.1
105,120	L	Statoil ASA ADR	2,367,302	0.6
			59,197,700	14.9

		Financials: 27.1%
143,545	L	AllianceBernstein Holding LP	3,631,688	0.9
66,259		Ameriprise Financial, Inc.	5,401,434	1.4
114,607		Arthur J. Gallagher & Co.	5,006,034	1.3
133,965		Blackstone Group LP	2,932,494	0.7
138,131		Citigroup, Inc.	7,181,431	1.8
97,656		Extra Space Storage, Inc.	4,090,810	1.0
296,843		Fifth Third Bancorp.	5,402,542	1.4
163,435		Invesco Ltd.	5,514,297	1.4
231,269		JPMorgan Chase & Co.	12,624,975	3.2
161,171		Lincoln National Corp.	5,747,358	1.4
70,447		PNC Financial Services Group, Inc.	5,046,823	1.3
66,905		Prudential Financial, Inc.	4,614,438	1.2
507,173		Regions Financial Corp.	4,630,489	1.2
67,121		Travelers Cos., Inc.	5,619,370	1.4
194,437		US Bancorp.	6,816,961	1.7
129,195		Weingarten Realty Investors	4,118,737	1.0
332,140		Wells Fargo & Co.	13,468,277	3.4
174,942		XL Group PLC	5,498,427	1.4
			107,346,585	27.1

		Health Care: 9.8%
56,135		Abbott Laboratories	2,058,470	0.5
43,768		Amgen, Inc.	4,399,997	1.1
122,457		Medtronic, Inc.	6,246,532	1.6
245,474		Merck & Co., Inc.	11,463,636	2.9
537,134		Pfizer, Inc.	14,626,159	3.7
			38,794,794	9.8

		Industrials: 8.2%
65,438		Ametek, Inc.	2,823,650	0.7
171,784		CSX Corp.	4,330,674	1.1
36,489		Fluor Corp.	2,306,470	0.6
67,360		General Dynamics Corp.	5,193,456	1.3
318,596		General Electric Co.	7,429,659	1.9
30,781		Hubbell, Inc.	3,091,336	0.8
22,179		Roper Industries, Inc.	2,755,075	0.7
28,910		Union Pacific Corp.	4,470,064	1.1
			32,400,384	8.2

		Information Technology: 7.7%
16,600		Apple, Inc.	7,464,688	1.9
443,242		Cisco Systems, Inc.	10,673,267	2.7
215,100		Jabil Circuit, Inc.	4,314,906	1.1
132,089		Microchip Technology, Inc.	4,818,607	1.2
89,924		Microsoft Corp.	3,136,549	0.8
			30,408,017	7.7

		Materials: 3.7%
66,032		Eastman Chemical Co.	4,735,815	1.2
91,300		EI Du Pont de Nemours & Co.	5,093,627	1.3
104,301		Nucor Corp.	4,642,437	1.2
			14,471,879	3.7

		Telecommunication Services: 2.2%
148,632		CenturyTel, Inc.	5,075,783	1.3
77,248		Verizon Communications, Inc.	3,744,983	0.9
			8,820,766	2.2

		Utilities: 5.8%
225,875		CenterPoint Energy, Inc.	5,235,783	1.3
78,676		DTE Energy Co.	5,240,608	1.3
56,913		Entergy Corp.	3,920,167	1.0
199,080		Great Plains Energy, Inc.	4,493,236	1.2
49,900		Sempra Energy	4,056,870	1.0
			22,946,664	5.8

		Total Common Stock
		(Cost $310,432,503)	383,336,972	96.8

See Accompanying Notes to Financial Statements

3

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING LARGE CAP VALUE FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.8%
	Securities Lending Collateralcc(1): 1.6%
308,796	Barclays Bank PLC, Repurchase Agreement dated 05/31/13, 0.06%, due 06/03/13 (Repurchase Amount $308,798, collateralized by various U.S. Government Securities, 0.000%–4.250%, Market Value plus accrued interest $314,977, due 02/15/14–11/15/39)	308,796	0.1
1,466,812	BNP Paribas Bank, Repurchase Agreement dated 05/31/13, 0.09%, due 06/03/13 (Repurchase Amount $1,466,823, collateralized by various U.S. Government Agency Obligations, 3.000%–5.375%, Market Value plus accrued interest $1,496,149, due 07/15/16–10/20/42)	1,466,812	0.4
1,466,812	Deutsche Bank AG, Repurchase Agreement dated 05/31/13, 0.10%, due 06/03/13 (Repurchase Amount $1,466,824, collateralized by various U.S. Government Agency Obligations, 2.500%–5.500%, Market Value plus accrued interest $1,496,148, due 03/01/27–05/01/53)	1,466,812	0.4
1,466,812	Mizuho Securities USA Inc., Repurchase Agreement dated 05/31/13, 0.11%, due 06/03/13 (Repurchase Amount $1,466,825, collateralized by various U.S. Government & U.S. Government Agency Obligations, 0.000%–8.500%, Market Value plus accrued interest $1,496,148, due 10/31/13–04/15/52)	1,466,812	0.3
1,466,812	Nomura Securities, Repurchase Agreement dated 05/31/13, 0.11%, due 06/03/13 (Repurchase Amount $1,466,825, collateralized by various U.S. Government Agency Obligations, 0.920%–10.500%, Market Value plus accrued interest $1,496,148, due 06/01/13–05/20/43)	1,466,812	0.4
		6,176,044	1.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.2%
8,759,923	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $8,759,923)	8,759,923	2.2

	Total Short-Term Investments
	(Cost $14,935,967)	14,935,967	3.8

	Total Investments in Securities (Cost $325,368,470)	$398,272,939	100.6
	Liabilities in Excess of Other Assets	(2,203,954)	(0.6)
	Net Assets	$396,068,985	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at May 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $326,282,925.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$73,290,985
Gross Unrealized Depreciation	(1,300,971)
Net Unrealized Appreciation	$71,990,014

See Accompanying Notes to Financial Statements

4

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING LARGE CAP VALUE FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$383,336,972	$—	$—	$383,336,972
Short-Term Investments	8,759,923	6,176,044	—	14,935,967
Total Investments, at fair value	$392,096,895	$6,176,044	$—	$398,272,939

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the 0Portfolio of Investments.

See Accompanying Notes to Financial Statements

5

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013

ING MID CAP VALUE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.9%

		Consumer Discretionary: 9.2%
29,003	@	ANN, Inc.	889,812	0.3
22,548	@	Ascena Retail Group, Inc.	458,401	0.2
14,250		Brunswick Corp.	478,372	0.2
39,050		Dana Holding Corp.	738,826	0.2
7,300		Family Dollar Stores, Inc.	446,395	0.1
43,900		GNC Holdings, Inc.	1,976,817	0.7
10,300		Harman International Industries, Inc.	546,930	0.2
33,811	@	Jarden Corp.	1,574,916	0.5
27,400		Lennar Corp.	1,077,368	0.4
52,800		Mattel, Inc.	2,362,800	0.8
47,900		Men’s Wearhouse, Inc.	1,733,980	0.6
172,200		Newell Rubbermaid, Inc.	4,656,288	1.6
8,600		Ross Stores, Inc.	552,980	0.2
926,400		Samsonite International SA	2,398,656	0.8
23,500	@	Taylor Morrison Home Corp.	607,005	0.2
60,347	@	Tenneco, Inc.	2,676,993	0.9
56,000	@	Toll Brothers, Inc.	1,913,520	0.6
31,870	@	TRW Automotive Holdings Corp.	2,018,965	0.7
			27,109,024	9.2

		Consumer Staples: 2.4%
39,800		Bunge Ltd.	2,770,080	1.0
28,100		Dr Pepper Snapple Group, Inc.	1,292,038	0.4
89,950		Ebro Foods SA	1,759,560	0.6
5,091		Energizer Holdings, Inc.	487,260	0.2
9,300		Ingredion, Inc.	633,516	0.2
			6,942,454	2.4

		Energy: 9.6%
46,150	@	Cameron International Corp.	2,809,150	1.0
133,900	@	Cobalt International Energy, Inc.	3,473,366	1.2
7,600	@	Concho Resources, Inc.	635,816	0.2
23,600		Consol Energy, Inc.	818,448	0.3
31,120	@	Dresser-Rand Group, Inc.	1,885,872	0.6
44,358	@	Gulfport Energy Corp.	2,115,433	0.7
19,700		Japan Petroleum Exploration Co.	826,374	0.3
19,586	@	McDermott International, Inc.	187,046	0.1
66,400	@	Newfield Exploration Co.	1,579,656	0.5
110,654		Noble Corp.	4,287,843	1.5
138,100	@	Ocean Rig UDW, Inc.	2,404,321	0.8
122,300		QEP Resources, Inc.	3,468,428	1.2
6,000	@	Tesoro Corp.	373,325	0.1
21,900		Tidewater, Inc.	1,206,471	0.4
154,100		Trican Well Services Ltd.	2,159,704	0.7
			28,231,253	9.6

		Financials: 22.8%
61,900		American Assets Trust, Inc.	1,993,180	0.7
31,400		American Financial Group, Inc.	1,524,784	0.5
58,200		BankUnited, Inc.	1,430,556	0.5
25,400	@	Beneficial Mutual Bancorp, Inc.	217,170	0.1
9,400		Blackstone Mortgage Trust, Inc.	247,878	0.1
12,000		BR Properties SA	115,753	0.0
19,050	@	CIT Group, Inc.	877,824	0.3
68,200		Comerica, Inc.	2,693,218	0.9
28,800		Equity Lifestyle Properties, Inc.	2,222,496	0.8
103,000		EverBank Financial Corp.	1,617,100	0.5
7,100	@	Everest Re Group Ltd.	920,231	0.3
131,740		Fifth Third Bancorp.	2,397,668	0.8
78,940		First Midwest Bancorp., Inc.	1,038,850	0.4
26,850		First Republic Bank	997,746	0.3
99,700	@	Forest City Enterprises, Inc.	1,870,372	0.6
52,400		Hanover Insurance Group, Inc.	2,632,052	0.9
106,950		Hartford Financial Services Group, Inc.	3,275,878	1.1
57,200		Hatteras Financial Corp.	1,476,904	0.5
40,550		HCC Insurance Holdings, Inc.	1,737,567	0.6
212,222		Huntington Bancshares, Inc.	1,644,721	0.6
35,800		IBERIABANK Corp.	1,845,132	0.6
402,080		KKR Financial Holdings LLC	4,229,882	1.4
35,450		LaSalle Hotel Properties	935,880	0.3
55,500		LPL Financial Holdings, Inc.	2,057,940	0.7
55,500	@	PHH Corp.	1,118,880	0.4
55,420	@	Popular, Inc.	1,662,600	0.6
68,000		Principal Financial Group, Inc.	2,573,800	0.9
157,200		Regions Financial Corp.	1,435,236	0.5
109,159		Reinsurance Group of America, Inc.	7,192,487	2.4
119,501	@	Tower Group International, Ltd.	2,309,954	0.8
191,100		UnumProvident Corp.	5,442,528	1.9
95,300		XL Group PLC	2,995,279	1.0
80,100		Zions Bancorp.	2,246,805	0.8
			66,978,351	22.8

		Health Care: 7.3%
266,707		Almirall SA	3,234,835	1.1
60,950		AmerisourceBergen Corp.	3,296,176	1.1
160,400	@	Boston Scientific Corp.	1,482,096	0.5
112,200	@	Brookdale Senior Living, Inc.	3,180,870	1.1
29,000	@	Centene Corp.	1,435,500	0.5

See Accompanying Notes to Financial Statements

6

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING MID CAP VALUE FUND

Shares			Value	Percentage of Net Assets
75,100	@	Health Management Associates, Inc.	1,035,629	0.3
39,600	@	Mylan Laboratories	1,207,008	0.4
12,100		Ono Pharmaceutical Co., Ltd.	841,414	0.3
11,400		Teleflex, Inc.	892,962	0.3
26,618		UCB S.A.	1,448,152	0.5
19,370		Universal Health Services, Inc.	1,339,242	0.5
3,300	@	Warner Chilcott PLC	63,360	0.0
39,300	@	WellCare Health Plans, Inc.	2,049,102	0.7
			21,506,346	7.3

		Industrials: 17.9%
63,839		Acacia Research — Acacia Technologies	1,595,975	0.5
472,122	@	ACCO Brands Corp.	3,375,672	1.1
34,500		AGCO Corp.	1,913,715	0.7
96,700		Barnes Group, Inc.	2,922,274	1.0
33,600		Chicago Bridge & Iron Co. NV	2,126,880	0.7
157,800		Delta Airlines, Inc.	2,841,978	1.0
19,100		Dover Corp.	1,494,575	0.5
34,800	@	Esterline Technologies Corp.	2,553,972	0.9
30,350		Fluor Corp.	1,918,423	0.7
32,500		Hubbell, Inc.	3,263,975	1.1
154,850		KBR, Inc.	5,590,085	1.9
19,564	@	Kirby Corp.	1,527,557	0.5
42,900	@	Moog, Inc.	2,148,003	0.7
19,759	@	Old Dominion Freight Line	850,823	0.3
25,030	@	Owens Corning, Inc.	1,093,811	0.4
56,100		Pentair Ltd.	3,267,264	1.1
3,550		Regal-Beloit Corp.	239,661	0.1
4,430		Republic Services, Inc.	151,063	0.1
52,518		Rexel SA	1,187,816	0.4
64,550	@	Spirit Airlines, Inc.	1,964,257	0.7
9,100		SPX Corp.	718,172	0.2
7,700	@	Teledyne Technologies, Inc.	594,594	0.2
17,200		Triumph Group, Inc.	1,335,580	0.5
53,250	@	United Rentals, Inc.	3,026,730	1.0
49,180		Werner Enterprises, Inc.	1,230,975	0.4
47,200	@	Wesco International, Inc.	3,505,072	1.2
			52,438,902	17.9

		Information Technology: 13.9%
137,997	@	Arrow Electronics, Inc.	5,486,761	1.9
138,600		Avago Technologies Ltd.	5,226,606	1.8
30,550	@	Avnet, Inc.	1,043,588	0.4
107,700		Booz Allen Hamilton Holding Corp.	1,878,288	0.6
47,700	@	Check Point Software Technologies	2,388,816	0.8
103,000	@	Fairchild Semiconductor International, Inc.	1,494,530	0.5
105,500		Jabil Circuit, Inc.	2,116,330	0.7
44,300		Microchip Technology, Inc.	1,616,064	0.5
119,900	@	Microsemi Corp.	2,629,407	0.9
19,500	@	NXP Semiconductor NV	601,575	0.2
34,300	@	Sandisk Corp.	2,024,386	0.7
341,207	@	Skyworks Solutions, Inc.	8,141,199	2.8
172,000	@	Teradyne, Inc.	3,085,680	1.0
67,500	@	Verint Systems, Inc.	2,265,975	0.8
37,595	@	Web.com Group, Inc.	789,119	0.3
			40,788,324	13.9

		Materials: 9.4%
24,780		Allegheny Technologies, Inc.	683,185	0.2
11,848		Ashland, Inc.	1,053,524	0.4
47,900		Cabot Corp.	1,961,026	0.7
23,750		Carpenter Technology Corp.	1,143,800	0.4
47,700		Celanese Corp.	2,353,995	0.8
70,249	@	Crown Holdings, Inc.	2,975,045	1.0
32,450		Cytec Industries, Inc.	2,319,201	0.8
51,600		International Paper Co.	2,381,340	0.8
23,500	@	Louisiana-Pacific Corp.	412,895	0.1
90,200		Methanex Corp.	3,986,840	1.4
139,370	@	Owens-Illinois, Inc.	3,825,706	1.3
64,800		Packaging Corp. of America	3,175,200	1.1
9,850		Reliance Steel & Aluminum Co.	647,835	0.2
64,757		Rexam PLC	518,336	0.2
			27,437,928	9.4

		Utilities: 5.4%
46,100		Alliant Energy Corp.	2,270,886	0.8
80,650	@	Calpine Corp.	1,638,002	0.6
45,650		CMS Energy Corp.	1,230,267	0.4
50,100		Edison International	2,301,594	0.8
55,800		Great Plains Energy, Inc.	1,259,406	0.4
17,300		NorthWestern Corp.	712,068	0.2
84,500		UGI Corp.	3,227,055	1.1
61,100		Westar Energy, Inc.	1,938,092	0.7
32,500		Wisconsin Energy Corp.	1,326,325	0.4
			15,903,695	5.4

		Total Common Stock
		(Cost $249,046,488)	287,336,277	97.9

RIGHTS: 0.0%

		Health Care: 0.0%
226,345	@	Almirall SA	39,716	0.0

		Total Rights
		(Cost $30,873)	39,716	0.0

		Total Long-Term Investments
		(Cost $249,077,361)	287,375,993	97.9

See Accompanying Notes to Financial Statements

7

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING MID CAP VALUE FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateralcc(1): 0.1%
315,765
Credit Suisse Securities, Repurchase Agreement dated 05/31/13, 0.06%, due 06/03/13 (Repurchase Amount $315,767, collateralized by various U.S. Government Securities, 0.000%–4.500%, Market Value plus accrued interest $322,082, due 08/15/13–02/15/43)

	(Cost $315,765)	315,765	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
2,909,690	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $2,909,690)	2,909,690	1.0

	Total Short-Term Investments
	(Cost $3,225,455)	3,225,455	1.1

	Total Investments in Securities (Cost $252,302,816)	$290,601,448	99.0
	Assets in Excess of Other Liabilities	2,974,045	1.0
	Net Assets	$293,575,493	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $255,000,738.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$39,147,649
Gross Unrealized Depreciation	(3,546,939)
Net Unrealized Appreciation	$35,600,710

See Accompanying Notes to Financial Statements

8

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING MID CAP VALUE FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$24,710,368	$2,398,656	$—	$27,109,024
Consumer Staples	5,182,894	1,759,560	—	6,942,454
Energy	27,404,879	826,374	—	28,231,253
Financials	66,978,351	—	—	66,978,351
Health Care	15,981,945	5,524,401	—	21,506,346
Industrials	51,251,086	1,187,816	—	52,438,902
Information Technology	40,788,324	—	—	40,788,324
Materials	26,919,592	518,336	—	27,437,928
Utilities	15,903,695	—	—	15,903,695
Total Common Stock	275,121,134	12,215,143	—	287,336,277
Rights	—	39,716	—	39,716
Short-Term Investments	2,909,690	315,765	—	3,225,455
Total Investments, at fair value	$278,030,824	$12,570,624	$—	$290,601,448

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

9

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013

ING MIDCAP OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.7%

		Consumer Discretionary: 26.2%
126,200	@	AMC Networks, Inc.	8,079,324	0.7
432,617		Best Buy Co., Inc.	11,918,598	1.0
423,588		Brinker International, Inc.	16,608,885	1.4
570,410		Delphi Automotive PLC	27,841,712	2.4
294,710	@	Discovery Communications, Inc. — Class A	23,240,831	2.0
586,600		Gap, Inc.	23,786,630	2.1
206,876		Harley-Davidson, Inc.	11,283,017	1.0
144,969	@	Liberty Media Corp.	18,100,829	1.6
437,680	@, L	Lions Gate Entertainment Corp.	12,605,184	1.1
232,884	@	LKQ Corp.	5,701,000	0.5
274,881		Macy’s, Inc.	13,287,748	1.1
168,540	@	The Madison Square Garden, Inc.	9,864,646	0.9
284,675	@	Michael Kors Holdings Ltd.	17,883,284	1.5
444,740		Newell Rubbermaid, Inc.	12,025,770	1.0
307,680	@	Penn National Gaming, Inc.	16,934,707	1.5
221,290		Petsmart, Inc.	14,937,075	1.3
327,491		Ross Stores, Inc.	21,057,671	1.8
90,800		Six Flags Entertainment Corp.	6,770,956	0.6
192,360	@	Ulta Salon Cosmetics & Fragrance, Inc.	17,458,594	1.5
319,484	@	Urban Outfitters, Inc.	13,395,964	1.2
			302,782,425	26.2

		Consumer Staples: 7.8%
474,499		Coca-Cola Enterprises, Inc.	17,632,383	1.5
240,270		Hershey Co.	21,410,460	1.9
481,330		Hillshire Brands Co.	16,673,271	1.5
106,265		JM Smucker Co.	10,728,514	0.9
449,000		Whole Foods Market, Inc.	23,285,140	2.0
			89,729,768	7.8

		Energy: 5.2%
284,687	@	Cameron International Corp.	17,328,898	1.5
42,270	@	Continental Resources, Inc.	3,429,365	0.3
148,270	@	Noble Corp.	5,745,462	0.5
31,560	@	Oasis Petroleum, Inc.	1,172,770	0.1
584,380		Patterson-UTI Energy, Inc.	12,277,824	1.1
264,047		Range Resources Corp.	19,851,053	1.7
			59,805,372	5.2

		Financials: 9.8%
90,450	@	Affiliated Managers Group, Inc.	14,833,800	1.3
123,156		Ameriprise Financial, Inc.	10,039,677	0.9
434,560		Arthur J. Gallagher & Co.	18,981,581	1.6
305,520		Equifax, Inc.	18,606,168	1.6
272,300		Extra Space Storage, Inc.	11,406,647	1.0
718,547		Fifth Third Bancorp.	13,077,555	1.1
353,236		Nasdaq Stock Market, Inc.	11,112,805	1.0
130,740		T. Rowe Price Group, Inc.	9,917,936	0.9
135,450		Tanger Factory Outlet Centers, Inc.	4,670,316	0.4
			112,646,485	9.8

		Health Care: 13.1%
91,765	@	Actavis, Inc.	11,313,707	1.0
350,670		Agilent Technologies, Inc.	15,937,951	1.4
123,354	@	Alexion Pharmaceuticals, Inc.	12,031,949	1.0
128,564		Cooper Cos., Inc.	14,529,018	1.3
407,760		HCA Holdings, Inc.	15,927,106	1.4
124,390	@	Henry Schein, Inc.	11,977,513	1.0
26,640	@	Mettler Toledo International, Inc.	5,814,446	0.5
303,650	@	Myriad Genetics, Inc.	9,747,165	0.8
163,210		Perrigo Co.	18,917,671	1.6
56,280	@	Regeneron Pharmaceuticals, Inc.	13,612,444	1.2
143,860	L	Resmed, Inc.	6,905,280	0.6
183,960	@	Vertex Pharmaceuticals, Inc.	14,773,828	1.3
			151,488,078	13.1

		Industrials: 14.5%
124,623		Acuity Brands, Inc.	9,355,449	0.8
464,937		Ametek, Inc.	20,062,032	1.7
184,712	@	BE Aerospace, Inc.	11,718,129	1.0
86,700		Flowserve Corp.	14,576,871	1.3
132,531	@	IHS, Inc.	13,932,984	1.2
324,370		Ingersoll-Rand PLC — Class A	18,661,006	1.6
178,250		Nordson Corp.	12,694,965	1.1
267,464		Pall Corp.	18,241,045	1.6
179,783		Roper Industries, Inc.	22,332,644	1.9
365,092		Waste Connections, Inc.	14,691,302	1.3
158,016	@	Wesco International, Inc.	11,734,268	1.0
			168,000,695	14.5

		Information Technology: 17.2%
245,022		Analog Devices, Inc.	11,253,860	1.0
487,190	@	Autodesk, Inc.	18,381,679	1.6
384,160		Broadcom Corp.	13,795,186	1.2
208,470	@	Citrix Systems, Inc.	13,415,044	1.2
202,680	@	F5 Networks, Inc.	16,865,003	1.5
619,441		Flir Systems, Inc.	15,089,583	1.3
157,050	@	Gartner, Inc.	8,890,600	0.8
441,048		Intuit, Inc.	25,774,845	2.2
598,500	@	Juniper Networks, Inc.	10,611,405	0.9
447,094	@	NetApp, Inc.	16,779,438	1.4
702,630	@	TIBCO Software, Inc.	14,987,098	1.3
500,860	@	Trimble Navigation Ltd.	13,973,994	1.2
462,987		Xilinx, Inc.	18,820,422	1.6
			198,638,157	17.2

See Accompanying Notes to Financial Statements

10

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING MIDCAP OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

		Materials: 3.7%
205,610		Celanese Corp.	10,146,853	0.9
84,680		Eastman Chemical Co.	6,073,250	0.5
335,284		Packaging Corp. of America	16,428,916	1.4
649,860		Steel Dynamics, Inc.	9,968,852	0.9
			42,617,871	3.7

		Telecommunication Services: 1.2%
185,780	@	SBA Communications Corp.	13,983,661	1.2

		Total Common Stock
		(Cost $960,548,438)	1,139,692,512	98.7

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.7%
		Securities Lending Collateralcc(1): 0.6%
372,383		Barclays Bank PLC, Repurchase Agreement dated 05/31/13, 0.06%, due 06/03/13 (Repurchase Amount $372,385, collateralized by various U.S. Government Securities, 0.000%–4.250%, Market Value plus accrued interest $379,837, due 02/15/14–11/15/39)	372,383	0.0
1,768,860		BNP Paribas Bank, Repurchase Agreement dated 05/31/13, 0.09%, due 06/03/13 (Repurchase Amount $1,768,873, collateralized by various U.S. Government Agency Obligations, 3.000%–5.375%, Market Value plus accrued interest $1,804,238, due 07/15/16–10/20/42)	1,768,860	0.2
1,768,860		Citigroup, Inc., Repurchase Agreement dated 05/31/13, 0.06%, due 06/03/13 (Repurchase Amount $1,768,869, collateralized by various U.S. Government Agency Obligations, 0.000%–7.250%, Market Value plus accrued interest $1,804,238, due 06/07/13–07/30/41)	1,768,860	0.1
1,768,860		Deutsche Bank AG, Repurchase Agreement dated 05/31/13, 0.10%, due 06/03/13 (Repurchase Amount $1,768,875, collateralized by various U.S. Government Agency Obligations, 2.500%–5.500%, Market Value plus accrued interest $1,804,237, due 03/01/27–05/01/53)	1,768,860	0.2
1,768,860		Nomura Securities, Repurchase Agreement dated 05/31/13, 0.11%, due 06/03/13 (Repurchase Amount $1,768,876, collateralized by various U.S. Government Agency Obligations, 0.920%–10.500%, Market Value plus accrued interest $1,804,237, due 06/01/13–05/20/43)	1,768,860	0.1
			7,447,823	0.6

Shares			Value	Percentage of Net Assets
		Mutual Funds: 2.1%
24,073,107		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $24,073,107)	24,073,107	2.1

		Total Short-Term Investments
		(Cost $31,520,930)	31,520,930	2.7

		Total Investments in Securities (Cost $992,069,368)	$1,171,213,442	101.4
		Liabilities in Excess of Other Assets	(16,014,953)	(1.4)
		Net Assets	$1,155,198,489	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at May 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

See Accompanying Notes to Financial Statements

11

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING MIDCAP OPPORTUNITIES FUND

Cost for federal income tax purposes is $994,695,303.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$186,750,045
Gross Unrealized Depreciation	(10,231,906)
Net Unrealized Appreciation	$176,518,139

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$1,139,692,512	$—	$—	$1,139,692,512
Short-Term Investments	24,073,107	7,447,823	—	31,520,930
Total Investments, at fair value	$1,163,765,619	$7,447,823	$—	$1,171,213,442

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the 0Portfolio of Investments.

See Accompanying Notes to Financial Statements

12

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013

ING REAL ESTATE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.1%

		Consumer Discretionary: 6.7%
3,250,155		Host Hotels & Resorts, Inc.	57,820,258	4.6
92,900		Starwood Hotels & Resorts Worldwide, Inc.	6,345,070	0.5
1,106,800	@	Strategic Hotel Capital, Inc.	8,898,672	0.7
919,300	@	Sunstone Hotel Investors, Inc.	11,086,758	0.9
			84,150,758	6.7

		Financials: 91.8%
179,100		American Campus Communities, Inc.	7,312,653	0.6
321,400		American Realty Capital Properties, Inc.	4,891,708	0.4
121,800	@	American Residential Properties, Inc.	2,400,678	0.2
464,300		Apartment Investment & Management Co.	14,049,718	1.1
289,669		AvalonBay Communities, Inc.	38,427,490	3.0
693,600		BioMed Realty Trust, Inc.	14,517,048	1.2
435,582		Boston Properties, Inc.	46,424,330	3.7
738,900		Brandywine Realty Trust	10,462,824	0.8
539,200		BRE Properties, Inc.	26,954,608	2.1
360,300		Campus Crest Communities, Inc.	4,557,795	0.4
518,100		CBL & Associates Properties, Inc.	11,911,119	0.9
250,100		CommonWealth REIT	5,112,044	0.4
480,678		CubeSmart	7,522,611	0.6
1,183,400		DDR Corp.	20,662,164	1.6
178,700		Digital Realty Trust, Inc.	10,884,617	0.9
843,500		Douglas Emmett, Inc.	21,500,815	1.7
1,459,300		Duke Realty Corp.	24,180,601	1.9
237,600		EPR Properties	12,454,992	1.0
821,839		Equity Residential	46,474,995	3.7
82,700		Essex Property Trust, Inc.	12,995,478	1.0
80,800		Federal Realty Investment Trust	8,706,200	0.7
1,715,542		General Growth Properties, Inc.	35,220,077	2.8
1,129,900		HCP, Inc.	53,534,662	4.2
716,400		Health Care Real Estate Investment Trust, Inc.	48,736,692	3.9
627,520		Healthcare Realty Trust, Inc.	16,698,307	1.3
657,700		Healthcare Trust of America, Inc.	7,556,973	0.6
491,200		Highwoods Properties, Inc.	17,889,504	1.4
452,300		Kilroy Realty Corp.	23,931,193	1.9
1,746,923		Kimco Realty Corp.	38,694,344	3.1
1,132,700		Lexington Realty Trust	14,260,693	1.1
658,200		Liberty Property Trust	26,709,756	2.1
506,625		Macerich Co.	32,885,029	2.6
294,081		Pebblebrook Hotel Trust	7,716,685	0.6
459,000		Post Properties, Inc.	21,940,200	1.7
1,423,802		ProLogis, Inc.	57,379,221	4.6
276,802		Public Storage, Inc.	42,018,544	3.3
392,100		Ramco-Gershenson Properties	6,120,681	0.5
270,100		Realty Income Corp.	12,276,045	1.0
366,900		Regency Centers Corp.	18,932,040	1.5
825,000		Senior Housing Properties Trust	21,326,250	1.7
751,189		Simon Property Group, Inc.	125,027,897	9.9
361,700		SL Green Realty Corp.	31,460,666	2.5
148,200		Sun Communities, Inc.	7,405,554	0.6
218,400		Tanger Factory Outlet Centers, Inc.	7,530,432	0.6
188,100		Taubman Centers, Inc.	15,157,098	1.2
1,305,004		UDR, Inc.	31,802,947	2.5
653,257		Ventas, Inc.	46,622,952	3.7
477,664		Vornado Realty Trust	38,189,237	3.0
			1,159,428,167	91.8

		Industrials: 0.6%
215,000		Corrections Corp. of America	7,557,250	0.6

		Total Common Stock
		(Cost $825,619,546)	1,251,136,175	99.1

SHORT-TERM INVESTMENTS: 0.9%
		Mutual Funds: 0.9%
11,758,352		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $11,758,352)	11,758,352	0.9

		Total Short-Term Investments
		(Cost $11,758,352)	11,758,352	0.9

		Total Investments in Securities (Cost $837,377,898)	$1,262,894,527	100.0
		Assets in Excess of Other Liabilities	44,517	—
		Net Assets	$1,262,939,044	100.0

@	Non-income producing security

Cost for federal income tax purposes is $940,863,553.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$429,096,253
Gross Unrealized Depreciation	(107,065,279)
Net Unrealized Appreciation	$322,030,974

See Accompanying Notes to Financial Statements

13

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING REAL ESTATE FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$1,251,136,175	$—	$—	$1,251,136,175
Short-Term Investments	11,758,352	—	—	11,758,352
Total Investments, at fair value	$1,262,894,527	$—	$—	$1,262,894,527

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the 0Portfolio of Investments.

See Accompanying Notes to Financial Statements

14

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013

ING SMALLCAP OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.5%

		Consumer Discretionary: 18.6%
149,400	@	Aeropostale, Inc.	2,182,734	0.8
57,446		Arctic Cat, Inc.	2,693,643	0.9
41,500	@, L	Bally Technologies, Inc.	2,363,425	0.8
24,731		Callaway Golf Co.	169,407	0.1
63,400		Cheesecake Factory	2,530,928	0.9
44,000	@	Childrens Place Retail Stores, Inc.	2,346,520	0.8
69,196		Cinemark Holdings, Inc.	2,030,211	0.7
105,511		Cooper Tire & Rubber Co.	2,726,404	0.9
127,700		Dana Holding Corp.	2,416,084	0.8
151,400	@	Express, Inc.	3,300,520	1.1
105,700		Finish Line	2,226,042	0.8
29,700		Gildan Activewear, Inc.	1,228,095	0.4
48,277	@	Hibbett Sporting Goods, Inc.	2,753,237	0.9
89,478	@	Imax Corp.	2,318,375	0.8
60,700	@	Jack in the Box, Inc.	2,214,943	0.8
59,519	@	Life Time Fitness, Inc.	2,966,427	1.0
94,102	@	LKQ Corp.	2,303,617	0.8
13,556	@	Lumber Liquidators	1,113,083	0.4
58,759		Monro Muffler, Inc.	2,762,848	1.0
49,255		Pool Corp.	2,534,170	0.9
35,500	@	Sally Beauty Holdings, Inc.	1,086,655	0.4
168,600	@, L	Smith & Wesson Holding Corp.	1,535,946	0.5
35,763	@	Steiner Leisure Ltd.	1,816,403	0.6
40,358		Vail Resorts, Inc.	2,584,930	0.9
32,380		Wyndham Worldwide Corp.	1,881,926	0.6
			54,086,573	18.6

		Consumer Staples: 2.3%
44,600		Casey’s General Stores, Inc.	2,709,896	1.0
37,400	@	Elizabeth Arden, Inc.	1,761,540	0.6
61,450		Flowers Foods, Inc.	2,050,587	0.7
			6,522,023	2.3

		Energy: 6.5%
119,381	@, L	Bill Barrett Corp.	2,694,429	0.9
116,800	@, L	C&J Energy Services, Inc.	2,172,480	0.7
99,900	@	Carrizo Oil & Gas, Inc.	2,563,434	0.9
2,760	@	Dril-Quip, Inc.	249,642	0.1
64,100	@	Energy XXI Bermuda Ltd.	1,636,473	0.6
191,900	@	Key Energy Services, Inc.	1,243,512	0.4
53,000	@	Rosetta Resources, Inc.	2,483,580	0.9
122,000	@	Swift Energy Co.	1,654,320	0.6
54,700	@	Unit Corp.	2,470,799	0.9
39,119		World Fuel Services Corp.	1,593,317	0.5
			18,761,986	6.5

		Financials: 11.8%
12,400	@	Affiliated Managers Group, Inc.	2,033,600	0.7
79,300		Colony Financial, Inc.	1,756,495	0.6
58,200		Coresite Realty Corp.	1,869,384	0.6
85,780	@	DFC Global Corp.	1,278,122	0.4
62,644	@	eHealth, Inc.	1,542,295	0.5
63,387		Financial Engines, Inc.	2,733,248	0.9
68,500		First American Financial Corp.	1,635,780	0.6
56,093		Geo Group, Inc.	1,953,158	0.7
37,000		Home Properties, Inc.	2,248,490	0.8
39,672		MarketAxess Holdings, Inc.	1,720,178	0.6
17,267	@	Portfolio Recovery Associates, Inc.	2,629,246	0.9
31,800		ProAssurance Corp.	1,596,360	0.5
23,541	@	Signature Bank	1,816,894	0.6
43,300		Sovran Self Storage, Inc.	2,808,871	1.0
63,434	@	Stifel Financial Corp.	2,282,990	0.8
28,500	@	SVB Financial Group	2,205,615	0.8
66,100		Tanger Factory Outlet Centers, Inc.	2,279,128	0.8
			34,389,854	11.8

		Health Care: 16.7%
30,700	@	Acorda Therapeutics, Inc.	1,026,915	0.3
58,300	@	Align Technology, Inc.	2,084,225	0.7
46,500	@	Alkermes PLC	1,453,125	0.5
11,109	@	Bio-Rad Laboratories, Inc.	1,262,871	0.4
43,634	@	Centene Corp.	2,159,883	0.7
31,700		Chemed Corp.	2,219,634	0.8
47,100	@	Cubist Pharmaceuticals, Inc.	2,588,145	0.9
52,630	@	Haemonetics Corp.	2,172,566	0.7
121,244	@	Healthsouth Corp.	3,551,237	1.2
51,900	@	Impax Laboratories, Inc.	983,505	0.3
42,600	@, L	Incyte Corp., Ltd.	944,442	0.3
107,200	@, L	InterMune, Inc.	1,059,136	0.4
28,536	@	IPC The Hospitalist Co., Inc.	1,391,415	0.5
56,571	@	Luminex Corp.	1,090,123	0.4
88,100		Masimo Corp.	1,907,365	0.7
41,828	@	Medicines Co.	1,347,280	0.5
20,897	@	Mednax, Inc.	1,939,869	0.7
110,925	@	Merit Medical Systems, Inc.	1,094,830	0.4
49,513	@	Momenta Pharmaceuticals, Inc.	651,591	0.2
43,322	@	Nektar Therapeutics	410,259	0.1
21,474	@	Neogen Corp.	1,169,689	0.4
42,700	@	Omnicell, Inc.	774,151	0.3
24,504	@,L	OncoGenex Pharmaceutical, Inc.	252,391	0.1
52,100	@	Optimer Pharmaceuticals, Inc.	775,248	0.3
64,100		Owens & Minor, Inc.	2,190,938	0.8
16,200	@	Salix Pharmaceuticals Ltd.	982,854	0.3
30,700	@	Seattle Genetics, Inc.	1,053,624	0.4
34,646		Steris Corp.	1,570,850	0.5
65,600	@	Team Health Holdings, Inc.	2,562,992	0.9

See Accompanying Notes to Financial Statements

15

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING SMALLCAP OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets
42,652	@, L	Theravance, Inc.	1,494,526	0.5
35,900	@	Thoratec Corp.	1,119,003	0.4
79,300	@, L	Vivus, Inc.	1,165,710	0.4
42,000	@	WellCare Health Plans, Inc.	2,189,880	0.7
			48,640,272	16.7

		Industrials: 14.2%
87,216		Actuant Corp.	2,965,344	1.0
43,500		Acuity Brands, Inc.	3,265,545	1.1
2,186		Allegiant Travel Co.	202,227	0.1
37,060	@	Clean Harbors, Inc.	2,119,832	0.7
27,900		Corporate Executive Board Co.	1,707,201	0.6
56,100	@	EnPro Industries, Inc.	2,825,757	1.0
20,780	@	Genesee & Wyoming, Inc.	1,850,459	0.6
60,611		Gorman-Rupp Co.	1,773,478	0.6
101,795		Healthcare Services Group	2,309,728	0.8
75,507	@	HUB Group, Inc.	2,741,659	1.0
9,900	@	Huron Consulting Group, Inc.	442,629	0.2
22,600		Kforce, Inc.	336,514	0.1
176,300		Knight Transportation, Inc.	3,021,782	1.0
31,500		Regal-Beloit Corp.	2,126,565	0.7
77,000		Simpson Manufacturing Co., Inc.	2,253,790	0.8
28,900	@	Teledyne Technologies, Inc.	2,231,658	0.8
50,600		Toro Co.	2,411,596	0.8
64,466		Waste Connections, Inc.	2,594,112	0.9
33,500		Watts Water Technologies, Inc.	1,594,600	0.6
62,000		Woodward Governor Co.	2,427,300	0.8
			41,201,776	14.2

		Information Technology: 20.7%
23,203	@	Ansys, Inc.	1,728,624	0.6
160,100	@	Aruba Networks, Inc.	2,391,894	0.8
120,700	@	Aspen Technology, Inc.	3,695,834	1.3
95,396	@	Bankrate, Inc.	1,365,117	0.5
83,726		Blackbaud, Inc.	2,540,247	0.9
92,633	@	Cardtronics, Inc.	2,642,819	0.9
32,726		Coherent, Inc.	1,878,472	0.6
55,900	@	DealerTrack Holdings, Inc.	1,802,216	0.6
57,200	@	Exa Corp.	479,336	0.2
64,900	@	ExactTarget, Inc.	1,493,349	0.5
33,203	@	Faro Technologies, Inc.	1,242,456	0.4
152,738	@	Formfactor, Inc.	899,627	0.3
278,921	@	Integrated Device Technology, Inc.	2,376,407	0.8
62,300		j2 Global, Inc.	2,547,447	0.9
50,000	@, L	Liquidity Services, Inc.	2,000,500	0.7
120,600	@	LivePerson, Inc.	1,114,344	0.4
49,756	@	LogMeIn, Inc.	1,266,290	0.4
55,000	@	Micros Systems, Inc.	2,321,000	0.8
63,600		MKS Instruments, Inc.	1,790,340	0.6
64,778		Monolithic Power Systems, Inc.	1,591,595	0.5
72,794		National Instruments Corp.	2,067,350	0.7
11,500		Pegasystems, Inc.	371,795	0.1
59,038	@	Plexus Corp.	1,722,729	0.6
240,600	@	PMC — Sierra, Inc.	1,446,006	0.5
139,900	@	Polycom, Inc.	1,585,067	0.5
134,500	@	PTC, Inc.	3,377,295	1.2
57,000	@	QLIK Technologies, Inc.	1,753,320	0.6
66,100	@	Riverbed Technolgoy, Inc.	1,021,906	0.4
13,700	@	SciQuest, Inc.	314,415	0.1
62,750	@	Semtech Corp.	2,292,885	0.8
46,900	@	Sourcefire, Inc.	2,624,524	0.9
21,496	@	SYKES Enterprises, Inc.	339,852	0.1
35,099	@	Synaptics, Inc.	1,448,185	0.5
61,300	@	Synchronoss Technologies, Inc.	1,921,755	0.7
54,300	@	Volterra Semiconductor Corp.	763,458	0.3
			60,218,456	20.7

		Materials: 3.7%
40,806		Buckeye Technologies, Inc.	1,520,840	0.5
121,100		Commercial Metals Co.	1,867,362	0.7
64,200		HB Fuller Co.	2,668,794	0.9
329,709		Hecla Mining Co.	1,262,785	0.4
43,574		Minerals Technologies, Inc.	1,856,252	0.6
47,100		Worthington Industries	1,619,298	0.6
			10,795,331	3.7

		Total Common Stock
		(Cost $231,406,433)	274,616,271	94.5

EXCHANGE-TRADED FUNDS: 2.0%
51,703		iShares Russell 2000 Growth Index Fund	5,816,070	2.0
		Total Exchange-Traded Funds
		(Cost $4,860,614)	5,816,070	2.0

		Total Long-Term Investments
		(Cost $236,267,047)	280,432,341	96.5

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 7.1%
		Securities Lending Collateralcc(1): 3.9%
2,691,363		Barclays Bank PLC, Repurchase Agreement dated 05/31/13, 0.09%, due 06/03/13 (Repurchase Amount $2,691,383, collateralized by various U.S. Government Agency Obligations, 2.500%–5.500%, Market Value plus accrued interest $2,745,190, due 06/01/28–06/01/43)	2,691,363	0.9

See Accompanying Notes to Financial Statements

16

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING SMALLCAP OPPORTUNITIES FUND

Principal Amount†		Value	Percentage of Net Assets
2,691,363	BNP Paribas Bank, Repurchase Agreement dated 05/31/13, 0.09%, due 06/03/13 (Repurchase Amount $2,691,383, collateralized by various U.S. Government Agency Obligations, 3.000%–5.375%, Market Value plus accrued interest $2,745,191, due 07/15/16–10/20/42)	2,691,363	0.9
2,691,363	Citigroup, Inc., Repurchase Agreement dated 05/31/13, 0.06%, due 06/03/13 (Repurchase Amount $2,691,376, collateralized by various U.S. Government Agency Obligations, 0.000%–7.250%, Market Value plus accrued interest $2,745,191, due 06/07/13–07/30/41)	2,691,363	1.0
2,691,363	Deutsche Bank AG, Repurchase Agreement dated 05/31/13, 0.10%, due 06/03/13 (Repurchase Amount $2,691,385, collateralized by various U.S. Government Agency Obligations, 2.500%–5.500%, Market Value plus accrued interest $2,745,190, due 03/01/27–05/01/53)	2,691,363	0.9
566,597	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/13, 0.06%, due 06/03/13 (Repurchase Amount $566,600, collateralized by various U.S. Government Securities, 0.000%–9.875%, Market Value plus accrued interest $577,929, due 09/30/13–11/15/22)	566,597	0.2
		11,332,049	3.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.2%
9,393,137	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $9,393,137)	9,393,137	3.2

	Total Short-Term Investments
	(Cost $20,725,186)	20,725,186	7.1

	Total Investments in Securities (Cost $256,992,233)	$301,157,527	103.6
	Liabilities in Excess of Other Assets	(10,586,882)	(3.6)
	Net Assets	$290,570,645	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at May 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $259,325,080.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$49,840,114
Gross Unrealized Depreciation	(8,007,667)
Net Unrealized Appreciation	$41,832,447

See Accompanying Notes to Financial Statements

17

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING SMALLCAP OPPORTUNITIES FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$274,616,271	$—	$—	$274,616,271
Exchange-Traded Funds	5,816,070	—	—	5,816,070
Short-Term Investments	9,393,137	11,332,049	—	20,725,186
Total Investments, at fair value	$289,825,478	$11,332,049	$—	$301,157,527

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the 0Portfolio of Investments.

See Accompanying Notes to Financial Statements

18

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013

ING VALUE CHOICE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.7%

		Consumer Discretionary: 10.4%
97,370		Best Buy Co., Inc.	2,682,544	1.1
44,209		Brinker International, Inc.	1,733,435	0.7
81,520		Comcast Corp. — Class A	3,273,028	1.4
52,882		Delphi Automotive PLC	2,581,170	1.1
127,719		Host Hotels & Resorts, Inc.	2,272,121	1.0
99,978		Lowe’s Cos., Inc.	4,210,074	1.8
52,060		Macy’s, Inc.	2,516,580	1.1
40,355	@	Penn National Gaming, Inc.	2,221,139	0.9
50,951		Walt Disney Co.	3,213,989	1.3
			24,704,080	10.4

		Consumer Staples: 7.1%
68,607		Hillshire Brands Co.	2,376,546	1.0
74,176		Kraft Foods Group, Inc.	4,089,323	1.7
25,154		Philip Morris International, Inc.	2,286,750	1.0
103,967		Procter & Gamble Co.	7,980,507	3.4
			16,733,126	7.1

		Energy: 15.1%
27,259		Anadarko Petroleum Corp.	2,384,345	1.0
55,207		ConocoPhillips	3,386,397	1.5
149,164		ExxonMobil Corp.	13,494,867	5.7
107,841		Halliburton Co.	4,513,146	1.9
43,662	@	Noble Corp.	1,691,903	0.7
49,581		Occidental Petroleum Corp.	4,564,923	1.9
51,322	@	Rowan Companies PLC	1,705,943	0.7
39,638		Royal Dutch Shell PLC — Class A ADR	2,630,774	1.1
63,772	L	Statoil ASA ADR	1,436,145	0.6
			35,808,443	15.1

		Financials: 27.6%
85,202	L	AllianceBernstein Holding LP	2,155,611	0.9
40,264		Ameriprise Financial, Inc.	3,282,321	1.4
67,998		Arthur J. Gallagher & Co.	2,970,153	1.3
83,316		Blackstone Group LP	1,823,787	0.8
84,569		Citigroup, Inc.	4,396,742	1.9
57,837		Extra Space Storage, Inc.	2,422,792	1.0
185,190		Fifth Third Bancorp.	3,370,458	1.4
99,554		Invesco Ltd.	3,358,952	1.4
140,094		JPMorgan Chase & Co.	7,647,731	3.2
100,266		Lincoln National Corp.	3,575,486	1.5
44,447		PNC Financial Services Group, Inc.	3,184,183	1.3
39,346		Prudential Financial, Inc.	2,713,694	1.1
308,176		Regions Financial Corp.	2,813,647	1.2
41,688		Travelers Cos., Inc.	3,490,119	1.5
117,770		US Bancorp.	4,129,016	1.7
80,960		Weingarten Realty Investors	2,581,005	1.1
199,052		Wells Fargo & Co.	8,071,559	3.4
109,029		XL Group PLC	3,426,781	1.5
			65,414,037	27.6

		Health Care: 9.7%
33,105		Abbott Laboratories	1,213,960	0.5
26,224		Amgen, Inc.	2,636,299	1.1
71,882		Medtronic, Inc.	3,666,701	1.5
145,903		Merck & Co., Inc.	6,813,670	2.9
320,310		Pfizer, Inc.	8,722,041	3.7
			23,052,671	9.7

		Industrials: 8.3%
39,032		Ametek, Inc.	1,684,231	0.7
104,357		CSX Corp.	2,630,840	1.1
21,951		Fluor Corp.	1,387,523	0.6
41,769		General Dynamics Corp.	3,220,390	1.4
190,950		General Electric Co.	4,452,954	1.9
18,406		Hubbell, Inc.	1,848,514	0.8
13,175		Roper Industries, Inc.	1,636,598	0.7
17,648		Union Pacific Corp.	2,728,734	1.1
			19,589,784	8.3

		Information Technology: 7.7%
9,715		Apple, Inc.	4,368,641	1.8
273,085		Cisco Systems, Inc.	6,575,887	2.8
126,768		Jabil Circuit, Inc.	2,542,966	1.1
80,960		Microchip Technology, Inc.	2,953,421	1.2
53,250		Microsoft Corp.	1,857,360	0.8
			18,298,275	7.7

		Materials: 3.6%
37,861		Eastman Chemical Co.	2,715,391	1.1
54,299		EI Du Pont de Nemours & Co.	3,029,341	1.3
62,189		Nucor Corp.	2,768,033	1.2
			8,512,765	3.6

		Telecommunication Services: 2.2%
91,682		CenturyTel, Inc.	3,130,940	1.3
45,780		Verizon Communications, Inc.	2,219,415	0.9
			5,350,355	2.2

		Utilities: 6.0%
140,646		CenterPoint Energy, Inc.	3,260,174	1.4
48,710		DTE Energy Co.	3,244,573	1.4
35,468		Entergy Corp.	2,443,036	1.0
124,078		Great Plains Energy, Inc.	2,800,441	1.2
162,000	@, L, X	Mirant Corp.	—	—
29,900		Sempra Energy	2,430,870	1.0
			14,179,094	6.0

		Total Common Stock
		(Cost $197,026,942)	231,642,630	97.7

See Accompanying Notes to Financial Statements

19

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING VALUE CHOICE FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.1%
	Securities Lending Collateralcc(1): 1.2%
732,264	BNP Paribas Bank, Repurchase Agreement dated 05/31/13, 0.06%, due 06/03/13 (Repurchase Amount $732,268, collateralized by various U.S. Government Securities, 0.000%–2.750%, Market Value plus accrued interest $747,000, due 09/19/13–11/30/17)	732,264	0.3
1,000,000	Citigroup, Inc., Repurchase Agreement dated 05/31/13, 0.10%, due 06/03/13 (Repurchase Amount $1,000,008, collateralized by various U.S. Government & U.S. Government Agency Obligations, 0.125%–5.500%, Market Value plus accrued interest $1,020,000, due 07/31/13–06/01/43)	1,000,000	0.5
1,000,000	Deutsche Bank AG, Repurchase Agreement dated 05/31/13, 0.10%, due 06/03/13 (Repurchase Amount $1,000,008, collateralized by various U.S. Government Agency Obligations, 2.500%–5.500%, Market Value plus accrued interest $1,020,000, due 03/01/27–05/01/53)	1,000,000	0.4
		2,732,264	1.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.9%
4,510,722	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $4,510,722)	4,510,722	1.9

	Total Short-Term Investments
	(Cost $7,242,986)	7,242,986	3.1

	Total Investments in Securities (Cost $204,269,928)	$238,885,616	100.8
	Liabilities in Excess of Other Assets	(2,001,655)	(0.8)
	Net Assets	$236,883,961	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at May 31, 2013.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $204,413,537.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$35,075,254
Gross Unrealized Depreciation	(603,175)
Net Unrealized Appreciation	$34,472,079

See Accompanying Notes to Financial Statements

20

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

17

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Equity Trust

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: August 2, 2013
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: August 2, 2013

By	/s/ Todd Modic

Todd Modic
Senior Vice President and Chief Financial Officer
Date: August 2, 2013

18